CONFIDENTIAL                            EXECUTION COPY

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH THREE ASTERISKS [***].
COLLABORATION AND LICENSE AGREEMENT
between
DENALI THERAPEUTICS INC.
and
GENZYME CORPORATION
October 29, 2018

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COLLABORATION AND LICENSE AGREEMENT
This Collaboration and License Agreement (“Agreement”) is made and entered into effective as of October 29, 2018 (“Execution Date”) by and between Denali Therapeutics Inc., a Delaware corporation (“Denali”) with its principal place of business located at 151 Oyster Point Blvd., South San Francisco, California 94080, U.S.A., and Genzyme Corporation, a Massachusetts corporation (“Sanofi”) with its principal place of business located at 50 Binney Street, Cambridge, Massachusetts 02142. Denali and Sanofi are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, Denali has developed certain Licensed Compounds and Licensed Products (each, as defined herein) that are RIPK1 Inhibitors (as defined herein) and controls certain intellectual property and other rights with respect to such Licensed Compounds and Licensed Products in the Territory (as defined herein);
WHEREAS, Denali wishes to grant to Sanofi a license under Denali’s intellectual property with respect to Licensed Compounds and Licensed Products, and Sanofi wishes to obtain such license, for purposes of Developing, Manufacturing and Commercializing Licensed Compounds and Licensed Products in the Territory, each in accordance with the terms and conditions set forth below; and
WHEREAS, the Parties wish to collaborate in the Development and Commercialization of CNS Compounds and CNS Products and desire that Sanofi conduct Development and Commercialization of Peripheral Compounds and Peripheral Products, in each case in accordance with the terms and conditions set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual promises and conditions hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, do hereby agree as follows:
ARTICLE 1
DEFINITIONS
Unless otherwise specifically provided herein, the following terms shall have the following meanings:
1.1    “Accounting Standards” means, with respect to a Party and its Affiliates, the United States Generally Accepted Accounting Principles or International Financial Reporting Standards, as such Party uses for its financial reporting obligations, consistently applied.
1.2    “Active Comparator Costs” means the Out-of-Pocket Costs to acquire active comparators from Third Parties or of the Manufacturing Costs for any active comparators that are a product of Sanofi or any of its Affiliates.

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1.3    “Acquisition” means, with respect to a Party, an acquisition by such Party of a Third Party (whether by merger or acquisition of all or substantially all of the stock or of all or substantially all of the assets of a Third Party or of any operating or business division of a Third Party or similar transaction), other than a Change in Control of the Party.
1.4    “Additional CNS Development Costs” means those Development Costs incurred by the Proposing Party in performing the relevant Additional CNS Development Activities, which Development Costs shall be determined using the same manner of calculating Shared Development Costs and Allowable Expenses as if such Additional CNS Development Activities had been incorporated into the CNS Development Plan.
1.5    “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with such Person. For purposes of this definition, “control” and, with correlative meanings, the terms “controlled by” and “under common control with” means (a) the possession, directly or indirectly, of the power to direct the management or policies of a Person, whether through the ownership of voting securities, by contract relating to voting rights or corporate governance, or otherwise; or (b) the ownership, directly or indirectly, of more than fifty percent (50%) of the voting securities or other ownership interest of a Person (or, with respect to a limited partnership or other similar entity, its general partner or controlling entity). The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that, in such case, such lower percentage shall be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management or policies of such entity.
1.6    “Allowable Expenses” means, on a Cost Profit Sharing Product-by-Cost Profit Sharing Product and Cost Profit Sharing Country-by-Cost Profit Sharing Country basis, all FTE Costs and Out-of-Pocket Costs incurred by, or on behalf of, a Party that are allocable to Cost Profit Sharing Products in the corresponding Cost Profit Sharing Country to the extent specifically identifiable or reasonably allocable to:
1.6.1    the Commercialization of Cost Profit Sharing Products in the Cost Profit Sharing Country including the following: sales, pricing, activities relating to obtaining and managing reimbursement from payers and reimbursement authorities, contracting (including account managers), launch timing, internal distribution-related activities with respect to finished CNS Product(s) (including custom duties, order handling, transportation and storage), which shall be invoiced as a percentage (%) of Net Sales ([***], as applicable), activities directed to advertising and marketing (including marketing messaging, product positioning, development and distribution of selling, advertising and promotional materials), sales tracking and auditing, market research, marketing studies and product usage surveys, provision of medical affairs support staff and conduct of activities by such medical affairs support staff, and scientific and medical advisory boards (including any global medical conferences and other seminars and conventions), medical liaisons and health outcome liaisons, peer‑to‑peer activities and speaker

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programs; in each case, with respect to Cost Profit Sharing Products in the Cost Profit Sharing Country;
1.6.2 the sales force costs for Cost Profit Sharing Products in the Cost Profit Sharing Country;
1.6.3 training, operation (including CRM platforms) and management (including on-board and off-boarding) of sales representatives and medical affairs support staff engaged in activities relating to the Co-Commercialization Activities in the Cost Profit Sharing Country;
1.6.4 activities pertaining to preparation for, and the conduct of, any marketing study, epidemiological study, modeling and pharmaco-economic study, registries, Phase IV Marketing Studies (including investigator sponsorship trials (“ISTs”), EAP (extended access programs), open label extensions or long term safety studies, health economic and outcome research or post‑marketing surveillance studies (including post-approval safety studies and post-approval efficacy studies) of a Cost Profit Sharing Product in the Cost Profit Sharing Country described in Section 1.29 (“Commercialization” definition) (in each case, to the extent such studies are not intended for use as a basis for obtaining Regulatory Approval in such country (including expanded labeling) with respect to the applicable Cost Profit Sharing Product in the Cost Profit Sharing Country);
1.6.5 the preparation of Regulatory Documentation as reasonably necessary to conduct Commercialization activities for Cost Profit Sharing Products in the Cost Profit Sharing Country, including to the extent applicable in such country, any Regulatory Documentation pertaining to pricing and reimbursement approvals for a Cost Profit Sharing Product in the Cost Profit Sharing Country and any filing fees incurred in connection therewith (excluding any fees associated with Regulatory Documentation that is the subject of Development Costs);
1.6.6 Indemnified Losses and other Out-of-Pocket Costs incurred in connection with Third Party Claims involving a Cost Profit Sharing Product in the Cost Profit Sharing Country to the extent (a) not subject to indemnification by either Party under this Agreement, and (b) specified in Section 12.3 (Certain Indemnified Losses) to be treated as Allowable Expenses;
1.6.7 any recalls and withdrawals of a Cost Profit Sharing Product in such country to the extent (a) treated as an Allowable Expense pursuant to Section 5.10 (Recalls, Market Withdrawals or Corrective Actions), and (b) not subject to indemnification by either Party under this Agreement;
1.6.8 payment made: (a) by a Party to a Third Party with respect to New CNS Program Technology for a Cost Profit Sharing Product in the Cost Profit Sharing Country in accordance with Section 6.5.2 (New Technology), or (b) by Denali to a Third Party under an Existing License Agreement to the extent such payments will be shared by the Parties as Allowable Expenses in accordance with Section 7.5.4(c) (In-License Agreements);

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1.6.9 the Manufacturing Costs (a) for any samples of Cost Profit Sharing Product in the Cost Profit Sharing Country, or (b) for any supply of Cost Profit Sharing Products in the Cost Profit Sharing Country intended for Commercial sale or for use in any Phase IV Marketing Study or epidemiological study, modeling and pharmaco-economic study, investigator-initiated clinical trial or post-marketing surveillance study or other clinical study described in Section 1.6.4 or Section 1.29 (“Commercialization” definition), in each case ((a) and (b));
1.6.10 the Manufacturing-related activities pertaining to Cost Profit Sharing Products in the Cost Profit Sharing Country not otherwise included in Manufacturing Costs, including stability testing and other CMC support costs with respect to Cost Profit Sharing Products in the Cost Profit Sharing Country, but only to the extent such costs are not included in Shared Development Costs; and
1.6.11 any other FTE Costs and Out-of-Pocket Costs incurred with respect to such Cost Profit Sharing Product in the Cost Profit Sharing Country and specified to be an Allowable Expense in this Agreement or otherwise mutually agreed in writing to be shared by the Parties as an Allowable Expense as set forth in this Agreement.
For clarity: (A) with respect to any of the FTE Costs or Out-of-Pocket Costs described in Sections 1.6.1 through 1.6.5, 1.6.9 and 1.6.10, such FTE Costs or Out-of-Pocket Costs shall only be included in the calculation of Allowable Expenses to the extent they are incurred in accordance with the applicable Co-Commercialization Plan and Co-Commercialization Budget and, with respect to Section 1.6.2, shall be calculated in accordance with Section 5.4.2 (Calculation of Sales Force Costs); (B) Allowable Expenses are exclusive of and do not include Development Costs or any expenses or costs to the extent allocable to Commercialization activities for (i) any CNS Product for any country that is not a Cost Profit Sharing Product in a Cost Profit Sharing Country, or (ii) the Peripheral Program anywhere in the Territory; and (C) Allowable Expenses shall not include any FTE Costs or Out‑of-Pocket Costs with respect to any item described in Section 1.6.1 through Section 1.6.11 incurred for a Cost Profit Sharing Product in the Cost Profit Sharing Country after the Co-Funding End Date for such Cost Profit Sharing Product. Notwithstanding Section 1.44 (“Development Costs” definition), Section 1.85 (“Manufacturing Cost” definition) and Section 1.90 (“Net Sales” definition) or otherwise in this Agreement, any costs or expenses included in Allowable Expenses shall not be, or have not been, deducted from the total amount billed or invoiced on sales of a Cost Profit Sharing Product in order to calculate Net Sales, nor included in the calculation of Manufacturing Costs or Development Costs, and in no event shall any cost or expense be counted more than once, e.g., if a cost or expense is deducted in the calculation of Allowable Expenses then it will not be, or not have been, deducted in the calculation of Net Sales independently of the calculation of Allowable Expenses, including, for example, the fixed percentage deductions in Section 1.6.1 for distribution-related activities and deductions for fees for distribution services under clause (b) of Section 1.90.7 (in definition of Net Sales).
1.7    “ALS” or “Amyotrophic Lateral Sclerosis” means an Indication [***].

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1.8    “Alzheimer’s Disease” means an Indication [***].
1.9    “Annual CNS Net Sales” means the total Net Sales of the applicable CNS Product in the Territory in a given Calendar Year, provided that if such CNS Product is a Cost Profit Sharing Product, then Net Sales of such CNS Product in the applicable Cost Profit Sharing Country(ies) in a given Calendar Year shall be excluded.
1.10    “Annual Worldwide Peripheral Net Sales” means the total Net Sales of the applicable Peripheral Product in the Territory in a given Calendar Year.
1.11    “Applicable Law” means federal, state, local, national and supra-national laws, statutes, rules and regulations, including any rules, regulations, regulatory guidelines or other requirements of the Regulatory Authorities, major national securities exchanges or major securities listing organizations, that may be in effect from time to time during the Term and applicable to a particular activity or country or other jurisdiction hereunder.
1.12    “Business Day” means a day, other than a Saturday or Sunday, on which banking institutions in San Francisco, California, U.S.A., and in Paris, France, are open for business.
1.13    “Calendar Quarter” means each successive period of three (3) calendar months commencing on January 1, April 1, July 1 and October 1, except that the first Calendar Quarter shall commence on the Effective Date and end on the day immediately prior to the first to occur of January 1, April 1, July 1 or October 1 after the Effective Date, and the last Calendar Quarter shall end on the last day of the Term.
1.14    “Calendar Year” means each successive period of twelve (12) calendar months commencing on January 1 and ending on December 31, except that the first Calendar Year shall commence on the Effective Date and end on December 31 of the year in which the Effective Date occurs and the last Calendar Year of the Term shall commence on January 1 of the year in which the Term ends and end on the last day of the Term.
1.15    “Centralized Approval Procedure” means the procedure through which an MAA filed with the EMA results in a single marketing authorization valid throughout the European Union (or at least all Major Markets that are within the European Union or otherwise subject to such marketing authorization procedure, such as the United Kingdom if and as applicable).
1.16    “Change in Control,” with respect to a Party, means any transaction or series of related transactions in which such Party: (a) sells, conveys or otherwise disposes of all or substantially all, whether directly or indirectly, of its assets or business; or (b)(i) merges, consolidates with, or is acquired by any other Person (other than an Affiliate of such Party, provided that such Person was an Affiliate of such Party prior to the Execution Date); or (ii) effects any other transaction or series of related transactions; in each case of subsection (i) or (ii), such that the stockholders of such Party immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities, capital stock or other ownership interest of the surviving Person following the closing of such merger, consolidation, other transaction or series of related transactions. The Parties acknowledge that in

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the case of certain entities organized under the laws of certain countries outside of the United States, the maximum percentage ownership permitted by law for a foreign investor may be less than fifty percent (50%), and that, in such case, the effective inverse of such lower percentage shall be substituted in the preceding sentence (e.g., if such maximum percentage ownership is thirty percent (30%), then seventy percent (70%) shall be substituted for fifty percent (50%) in the prior sentence), provided that such foreign investor has the power to direct the management or policies of such entity.
1.17    “Clinical Data” means the original source patient data and case report forms (CRFs) collected or generated by, on behalf of, or under the authority of a Party with respect to Clinical Studies of any Compound or Product, together with all analysis, reports, and results with respect thereto.
1.18    “Clinical Studies” means any Phase I Trial, Phase II Trial, Phase III Trial, Phase IV Development Study or Phase IV Marketing Study or any such other test or study in human subjects.
1.19    “CNS Compound” means a CNS Licensed Compound or a Sanofi CNS Compound.
1.20    “CNS Development Plan” means the plan for the Development of CNS Compounds and CNS Products (other than any Cost Profit Sharing Opt Out Product(s) in a Cost Profit Sharing Opt Out Country), including the CNS Development Budget, as described in the Initial CNS Development Plan as modified from time to time in accordance with the terms of this Agreement.
1.21    “CNS Licensed Compound” means: (a) each of the small molecule compounds known internally at Denali as “DNL747”, [***]; and (b) any CNS Penetrant Compound that is a RIPK1 Inhibitor that (i) (A) has been [***], or (B) that is/was [***]; or (iii) [***]; but excluding, in each case, any [***].
1.22    “CNS Licensed Product” means any product containing, alone or in combination with one or more Other Active Ingredients, a CNS Licensed Compound, in any formulation, dosage strength or method of delivery.
1.23    “CNS Penetrant Compound” means, with respect to a compound, (a) [***] with respect to [***], and (b) with respect to [***]. Notwithstanding anything to the contrary in this Agreement, the small molecule compounds known as “DNL747”, [***] each shall be deemed to be a CNS Penetrant Compound and a CNS Licensed Compound, and the small molecule compounds known as “DNL758”, [***] each shall be deemed not to be a CNS Penetrant Compound and shall be deemed a Peripheral Licensed Compound.
1.24    “CNS Product” means a CNS Licensed Product or a Sanofi CNS Product.
1.25    “CNS Program” means all CNS Compounds and CNS Products, and the Development activities, Manufacturing activities and Commercialization activities with respect to such CNS Compounds and CNS Products.

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1.26    “Co-Commercialization Budget” means a rolling [***] Calendar Year budget setting forth the total budgeted amounts estimated to be incurred in performance of Commercialization activities for each of the Cost Profit Sharing Products in the applicable Cost Profit Sharing Country(ies) included in the Co-Commercialization Plan pertaining to each applicable Cost Profit Sharing Product for the applicable Cost Profit Sharing Country(ies) in the first Calendar Year (or part thereof) of such budget and the overall estimated budget to be incurred in performance of Commercialization activities included in the Co-Commercialization Plan pertaining to all such Cost Profit Sharing Products for the applicable Cost Profit Sharing Country for the next [***] thereafter, including a reasonably detailed budget for FTE Costs and Out-of-Pocket Costs, broken down by Calendar Quarter for the first Calendar Year (or part thereof) and a then current estimate of such FTE Costs and Out‑of‑Pocket Costs for the next [***], and, as determined by the JCC (or if Denali is not conducting Co-Commercialization Activities by the JSC), a further breakout of costs by functional area or category. For the avoidance of doubt, the Co-Commercialization Budget shall include Cost Profit Sharing Product(s) for which Denali is not conducting Co-Commercialization Activities.
1.27    “Co-Commercialization Plan” means a plan for the Commercialization of applicable Cost Profit Sharing Products in a Cost Profit Sharing Country, as described in Section 5.3.2 (Co-Commercialization Plan). For the avoidance of doubt, the Co-Commercialization Plan shall include Cost Profit Sharing Product(s) for which Denali is not conducting Co-Commercialization Activities.
1.28    “Combination Product” means a Product that includes one (1) or more Compounds as an active ingredient together with one (1) or more Other Active Ingredients, whether in the same or different formulations, so long as both the Compound(s) and Other Active Ingredient(s) are sold together as a single unit or for a single price.
1.29    “Commercialization” means any and all activities directed to the preparation for sale of, offering for sale of, or sale of a Product, including: marketing, promoting, distributing, medical affairs, obtaining pricing and reimbursement approval for a Product, and so called “treatment IND sales”, “named patient sales” and “compassionate use sales,” in each case to the extent sold above cost; any marketing study, epidemiological study, modeling and pharmaco‑economic study, investigator-initiated clinical trial or post-marketing surveillance study of a Product, in each case that is not intended for use as a basis for obtaining Regulatory Approval (including expanded labeling) with respect to such Product; Manufacturing Products for commercial sale, samples or any of the foregoing studies; importing and exporting Products; and the preparation and submission of Regulatory Documentation and interacting with Regulatory Authorities regarding any of the foregoing activities. When used as a verb, “Commercialize” and “Commercializing” means to engage in Commercialization, and “Commercialized” has a corresponding meaning. When used as an adjective, “Commercial” modifies the following noun to allow for the foregoing activities.
1.30    “Commercialization Plans” means each Co-Commercialization Plan (including the Co-Commercialization Budget) and Global Commercialization Plan.
1.31    “Commercially Reasonable Efforts” means [***].

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1.32    “Competitively Sensitive Information” means Confidential Information of a Party pertaining to [***].
1.33    “Compound” means a Peripheral Compound or a CNS Compound.
1.34    “Confidential Information” means any proprietary Information or data provided orally, visually, in writing or other form by or on behalf of one Party (or an Affiliate or representative of such Party or such Party’s Affiliate) to the other Party (or to an Affiliate or representative of such Party or such Party’s Affiliate) in connection with this Agreement, whether prior to, on, or after the Execution Date, including Information pertaining to the terms of this Agreement, a Compound or any Product (including relevant Regulatory Documentation and Regulatory Data), any Exploitation of a Compound or Product, any Information with respect thereto developed by or on behalf of the disclosing Party or its Affiliates (including Sanofi Know-How and Denali Know-How), or the scientific, regulatory or business affairs or other activities of either Party. Notwithstanding the foregoing, Joint Program Know-How and all Regulatory Documentation generated after the Execution Date and owned by a Party pursuant to this Agreement shall be deemed to be the Confidential Information of both Parties, and the restrictions on use and disclosure in Section 10.1 (Confidentiality Obligations) and Section 10.3 (Permitted Disclosures) shall be deemed to apply to each Party as a receiving Party, regardless of which Party initially generated or disclosed the relevant Joint Program Know-How or Regulatory Documentation, as applicable, to the other Party in connection with this Agreement.
1.35    “Control” or “Controlled” means, with respect to a Party or its Affiliate and any item of Information, Regulatory Documentation, material, Patent, or other intellectual property right, the ownership of such intellectual property right or the possession of a license (or sublicense) or right of access or use to the item of Information, Regulatory Documentation, material, Patent, or other intellectual property right by such Party or its Affiliate (other than by operation of the license and other grants in Section 6.1 (License Grants to Sanofi) and Section 6.2 (License Grants to Denali)), in each case with the ability to grant a license (or sublicense), or a right of access (including the Right of Reference) or use, under such item of Information, Regulatory Documentation, material, Patent, or other intellectual property right on the terms and conditions set forth in this Agreement, without violating the terms of any agreement or other arrangement with any Third Party.
1.36    “Corporate Names” means the Trademarks and logos identified on Schedule 1.36 and such other names and logos, in each case as Denali or Sanofi may designate in writing from time to time.
1.37    “Cover,” “Covering” or “Covered” means, with respect to a compound, product, or other composition of matter, or technology, process or method, that, in the absence of ownership of, or a license to, a Patent, the practice or Exploitation of such compound, product, or other composition of matter, or technology, process or method would infringe such Patent or, in the case of a Patent that has not yet issued, would infringe such Patent if it were to issue.

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1.38    “Denali CNS Development Activities” means: [***].
1.39    “Denali Know-How” means proprietary Information, including any related Regulatory Documentation and Clinical Data, Controlled by Denali or any of its Affiliates (a) as of the Effective Date or during the Term and that is reasonably necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of Licensed Compounds or Licensed Products; or (b) generated by or on behalf of Denali or any of its Affiliates in the performance of activities with respect to the Development, Manufacture, Commercialization or other Exploitation of any Compound(s) or Product(s) under this Agreement during the Term or during any post-termination transition activities conducted pursuant to Section 13.8 (Effects of Termination), including Denali’s joint interest in any Joint Program Know-How.
1.40    “Denali Patents” means Patents Controlled by Denali or any of its Affiliates (a) issued or filed before, on or after the Effective Date and during the Term and that are reasonably necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of Licensed Compounds or Licensed Products, including diagnostic tools or biomarkers pertaining thereto or (b) Covering inventions or discoveries conceived by or on behalf of Denali or any of its Affiliates in the performance of activities with respect to the Development, Manufacture, Commercialization or other Exploitation of any Compound(s) or Product(s) under this Agreement during the Term or during any post-termination transition activities conducted pursuant to Section 13.8 (Effects of Termination). For clarity, Product Patents, Program Patents, and Joint Program Patents to the extent Controlled by Denali or any of its Affiliates and, in each case, that meet the foregoing requirements of clause (a) or (b) are Denali Patents.
1.41    “Denali Technology” means, collectively, the Denali Patents and the Denali Know-How.
1.42    “Detail” means a face-to-face meeting in an individual or group practice setting (or other method of individual contact if mutually agreed by the Parties), including a hospital setting, between a professional sales representative of the applicable Party, and a health care professional licensed or authorized to prescribe drugs, during which a presentation of a CNS Product’s attributes is presented in a manner consistent with Applicable Law and industry standards and with the quality of similar presentations made by a Party’s sales representatives for such Party’s other products, if applicable. A Detail does not include a reminder or sample drop made by a sales representative or contacts made at conventions, exhibit booths or speaker meetings, to managed care representatives not specifically provided as part of the Co‑Commercialization Operational Plan (as defined in Schedule 5.2.4). “Detailing” shall mean the act of presenting a Detail.

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1.43    “Development” means any and all activities related to research, pre-clinical and other non-clinical testing, and Clinical Studies, including test method development and stability testing, toxicology, formulation, process development, device development, Manufacturing in support of the foregoing activities and manufacturing scale-up, qualification and validation, quality assurance/quality control, any statistical analysis and report writing, the preparation and submission of Regulatory Documentation pertaining to seeking and obtaining Regulatory Approval for a therapeutic product (excluding any activities required solely for obtaining pricing and reimbursement approval but not for other elements of the Regulatory Approval) and interacting with Regulatory Authorities regarding any of the foregoing. When used as a verb, “Develop” means to engage in Development and “Developed” has a corresponding meaning.
1.44    “Development Costs” means all Out-of-Pocket Costs and FTE Costs incurred by or on behalf of a Party to the extent specifically identifiable or reasonably allocable to the activities conducted pursuant to this Agreement with respect to a Compound(s) or Product(s) and whether or not to be shared between the Parties. Subject to the foregoing, Development Costs shall include Out-of-Pocket Costs and FTE Costs attributable to the following Development activities conducted under this Agreement:
1.44.1    research, pre-clinical and non-clinical activities with respect to a Compound or Product, such as toxicology and formulation development, test method development, stability testing, quality assurance, quality control development and statistical analysis;
1.44.2    Clinical Studies (other than Phase IV Marketing Studies) for a Product, including (i) the preparation for and conduct of such Clinical Studies; (ii) data collection and analysis and report writing; (iii) clinical laboratory work; (iv) regulatory activities in direct connection with such studies, including adverse event recordation and reporting; and (v) advisory meetings in connection with such Compound or Product;
1.44.3    the preparation and submission of Regulatory Documentation as reasonably necessary to conduct Development activities with respect to a Compound or Product, including any Regulatory Documentation reasonably necessary to obtain or maintain any Regulatory Approval for a Product and, in all cases, any filing fees incurred in connection therewith, but excluding any Regulatory Documentation pertaining to pricing and reimbursement approvals and any filing fees associated therewith;
1.44.4    the Manufacturing Costs for any such Compound, Product, comparators or placebo reasonably necessary to conduct Development activities with respect to a Compound or Product under this Agreement;
1.44.5    the disposal of Compounds and Products and other supplies manufactured for, or used in, the conduct of Development activities with respect to a Compound or Product, including the disposal of Compounds and Products and other supplies that are manufacture failure or obsolescence according to the then-existing standards of the Manufacturing Party; and

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1.44.6    the development of the manufacturing process for such a Compound or Product, manufacturing process validation, including validation batches, and qualification and validation of manufacturing Third Party Providers.
1.45    “Development Lead” means the Party specified as the “Development Lead” pursuant to the terms of Section 3.2.3(d) (Designation of Development Lead for the CNS Program).
1.46    “Development Plans” means the CNS Development Plan and Peripheral Development Plan.
1.47    “Divestiture” means: (a) the divestiture of a Competing Product through: (i) an outright sale or assignment of all material rights in such Competing Product to a Third Party; or (ii) an exclusive out-license of all Development and commercialization rights with respect to such Competing Product, in each case in the Field with no further material role, influence or authority of the applicable Party, directly or indirectly, with respect to such Competing Product in the Field; or (b) the complete cessation of all Development and commercialization activities with respect to such Competing Product in the Field. For clarity, the right of the applicable Party to receive royalties, milestones or other payments in connection with an acquirer, assignee or licensee’s Development or commercialization of a Competing Product pursuant to sub-section (a) above, shall be permitted for any such Divestiture. When used as a verb, “Divest” and “Divested” means to cause a Divestiture.
1.48    “Dollars” or “$” means United States Dollars.
1.49    “Drug Approval Application” means a New Drug Application as defined in the FFDCA (“NDA”), or any corresponding application for Regulatory Approval in the Territory, including, with respect to the European Union, a marketing authorization application (“MAA”) filed with the EMA pursuant to the Centralized Approval Procedure or an MAA filed with the PMDA, including, in each case, all supplements, amendments, variations, extensions and renewals thereof.
1.50    “Effective Date” means the first Business Day following the HSR Clearance Date.
1.51    “EMA” means the European Medicines Agency and any successor agency(ies) or authority having substantially the same function.
1.52    “European Union” means the economic, scientific, and political organization of member states known as the European Union, as its membership may be altered from time to time, and any successor thereto.
1.53    “Exploit,” “Exploitation” or “Exploiting” means to make, have made, import, export, use, have used, sell, have sold, or offer for sale, including to Develop, Commercialize, register, modify, enhance, improve, Manufacture, have Manufactured, hold, or keep (whether for disposal or otherwise) or otherwise dispose of. “Exploited” has a corresponding meaning.

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1.54    “FDA” means the United States Food and Drug Administration and any successor agency(ies) or authority having substantially the same function.
1.55    “FFDCA” means the United States Federal Food, Drug, and Cosmetic Act, 21 U.S.C. § 301 et seq., as amended from time to time, together with any rules, regulations and requirements promulgated thereunder (including all additions, supplements, extensions and modifications thereto).
1.56    “Field” means any and all uses or applications.
1.57    “First Commercial Sale” means, with respect to a Product and a country, the first sale for monetary value for use or consumption by the end user of such Product in such country after Regulatory Approval for such Product has been obtained in such country and where such sale results in a recordable Net Sale in accordance with the applicable Accounting Standards. Sales prior to receipt of Regulatory Approval for such Product, such as so-called “treatment IND sales,” “named patient sales,” and “compassionate use sales,” in each case to the extent such Licensed Product is sold at or below cost, shall not be construed as a First Commercial Sale.
1.58    “First Co-Commercialization Drug Approval Application” means a Drug Approval Application for a CNS Product that: (a) is filed by Sanofi (or its Affiliate) in the U.S. or China, as the case may be, and accepted for substantive review by the applicable Regulatory Authority in such country; (b) is the first Drug Approval Application to be filed in such country with respect to such CNS Product; and (c) is for an Indication within the Neurology Field, other than an Indication within Multiple Sclerosis.
1.59    “FTE” means the equivalent of the work of one (1) person full time for one (1) Calendar Year (consisting of at least a total of [***] hours per Calendar Year). Each employee or, if applicable, with respect to Co-Commercialization Activities only, contractor, utilized by a Party in connection with its performance under this Agreement may be less than or equal to one FTE based on the hours actually worked by such employee or contractor performing Development, Commercialization or Manufacturing activities, as applicable, with respect to a Program and shall be treated as an FTE on a pro rata basis based upon the actual number of such hours worked, up to a maximum of [***]. For avoidance of doubt, the FTE Rate applicable to any such contractor performing Co-Commercialization Activities shall be determined accordance with the provisions of Section 1.61 (“FTE Rate” definition) and subject to Section 5.4.2 (Calculation of Sales Force Costs).
1.60    “FTE Costs” means, with respect to a Party for any period, the applicable FTE Rate multiplied by the applicable number of FTEs of such Party performing Development or Commercialization activities during such period in accordance with the applicable CNS Development Plan, Additional CNS Development Proposal or Co-Commercialization Budget, as the case may be.

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1.61    “FTE Rate” means the applicable rate specified on Schedule 1.61 for the relevant category of FTEs with respect to Development or Commercialization activities, as applicable, conducted under the Agreement by or on behalf of a Party, which rate, in each case, shall be adjusted annually, effective as of January 1 of each Calendar Year and with the first such annual adjustment to be made as of January 1, 2019, by the total percentage change in the [***] for the 12 month period preceding each such January 1, unless the Parties otherwise mutually agree. Except as specified in Section 1.6 (“Allowable Expenses” definition), all internal and out-of-pocket costs and expenses associated with travel, training, hiring and administration that are not specific to a Compound or Product are included within each FTE Rate and will not be charged separately as a Development Cost or Allowable Expense. It is understood that the FTE Rates for FTEs with respect to Commercialization activities conducted under this Agreement shall (a) [***], and (b) [***].
1.62    “Generic Version” means, with respect to a particular Product and a particular country, any small molecule pharmaceutical product (a) that is sold by a Person other than a Party or its Affiliates or Sublicensees, which Person did not purchase such product in a chain of distribution that included such Party or its Affiliate or Sublicensee as intentional participants, (b) contains the same or a bioequivalent RIPK1 Inhibitor as such Product, and (c) whose Regulatory Approval is approved by a Regulatory Authority solely in reliance on the prior approval of such Product [***].
1.63    “Global Commercialization Plan” means, for each Program, the global commercialization plan for the Commercialization of Products included in such Program in the Field in the Territory, as described in Section 5.3.1 (Global Commercialization Plan).
1.64    “Good Clinical Practices”, “GCP” or “cGCP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in the guidelines adopted by the International Conference on Harmonization (“ICH”), titled “Guidance for Industry E6 Good Clinical Practice: Consolidated Guidance”, (or any successor document) including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time.
1.65    “Good Laboratory Practices”, “GLP” or “cGLP” means the then-current standards, practices and procedures promulgated or endorsed by the FDA as set forth in 21 C.F.R. Part 58 (or any successor statute or regulation), including related regulatory requirements imposed by the FDA and comparable regulatory standards, practices and procedures promulgated by the EMA, PMDA or other Regulatory Authority applicable to the Territory, as they may be updated from time to time, including applicable guidelines promulgated under the ICH.
1.66    “Good Manufacturing Practice”, GMP” or “cGMP” means the then-current good manufacturing practices required by the FDA, as set forth in the FFDCA, as amended, and the regulations promulgated thereunder, for the manufacture and testing of pharmaceutical materials, and comparable Applicable Law related to the manufacture and testing of pharmaceutical materials in jurisdictions outside the U.S., including the quality guideline promulgated by the ICH designated ICH Q7A, titled “Q7A Good Manufacturing Practice Guidance for Active Pharmaceutical Ingredients” and the regulations promulgated thereunder, in each case as they may be updated from time to time.

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1.67    “HSR Act” means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.
1.68    [***].
1.69    “In-License Agreement” means any agreement between a Party and a Third Party pursuant to which such Party has obtained rights to any Third Party intellectual property which is reasonably necessary or actually used to Exploit a CNS Compound or CNS Product pursuant to this Agreement.
1.70    “IND” means an application filed with a Regulatory Authority for authorization to commence Clinical Studies, including (a) an Investigational New Drug Application as defined in the FFDCA or any successor application or procedure filed with the FDA, (b) any equivalent of a United States IND in other countries or regulatory jurisdictions (e.g., Clinical Trial Application (CTA)), and (c) all supplements, amendments, variations, extensions and renewals thereof that may be filed with respect to the foregoing.
1.71    “Indication” means a disease or condition and all of its associated signs, symptoms, stages or progression (including precursor conditions), [***].
1.72    “Information” means all knowledge of a technical, scientific, business and other nature, including know-how, inventions, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data, results and similar material, Regulatory Data, and other biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, pre-clinical, clinical, safety, manufacturing and quality control data and information, including study designs and protocols, materials, reagents (e.g., plasmids, proteins, cell lines, assays and compounds) and biological methodology; in each case (whether or not confidential, proprietary, patented or patentable, of commercial advantage or not) in written, electronic or any other form now known or hereafter developed.
1.73    “Initial CNS Development Plan” means the CNS Development Plan as of the Execution Date and attached as Schedule 1.73.
1.74    “Initial CNS Development Budget” means the CNS Development Budget as of the Execution Date and attached as Schedule 1.74.
1.75    “Initial Peripheral Development Plan” means the Peripheral Development Plan as of the Execution Date and attached as Schedule 1.75.
1.76    “Initiation” means, with respect to any Clinical Study, the [***] in such Clinical Study. “Initiate” means to engage in Initiation and “Initiated” has a corresponding meaning.
1.77    “Joint Committee” means the JSC, JDC or JCC, as applicable.

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1.78    “Joint Program Know-How” means any proprietary Information that is generated jointly by one or more employees, consultants or contractors of each of Denali and Sanofi, or their respective Affiliates, in the performance of activities with respect to the Development, Manufacture, Commercialization or other Exploitation of any Compound(s) or Product(s) under this Agreement during the Term or during any post-termination transition activities conducted pursuant to Section 13.8 (Effects of Termination), as determined pursuant to Section 8.1.1 (Ownership of Patents and Know-How Generated under this Agreement).
1.79    “Joint Program Patent” means any Program Patent that Covers an invention or discovery conceived jointly by one or more employees, consultants or contractors of each of Denali and Sanofi, or their respective Affiliates, in the performance of activities with respect to the Development, Manufacture, Commercialization or other Exploitation of any Compound(s) or Product(s) under this Agreement during the Term or during any post-termination transition activities conducted pursuant to Section 13.8 (Effects of Termination), as determined pursuant to Section 8.1.1 (Ownership of Patents and Know-How Generated under this Agreement).
1.80    “Licensed Compound” means any CNS Licensed Compound or Peripheral Licensed Compound.
1.81    “Licensed Product” means a CNS Licensed Product or a Peripheral Licensed Product.
1.82    “Major Markets” means the United States, France, Germany, Italy, Spain, the United Kingdom, China and Japan.
1.83    “Major Market Regulatory Filings” means all INDs, pre-meeting submissions, Drug Approval Applications, Product Labeling, material labeling supplements, Regulatory Authority meeting requests, core data sheets, investigator brochures and other material regulatory submissions, in each case, in the Major Markets.
1.84    “Manufacture,” “Manufacturing” and “Manufactured” means all activities related to the synthesis, making, production, processing, purifying, formulating, filling, finishing, packaging, labeling, shipping and storage of a Compound, a Product, or any intermediate of any of the foregoing, including process development, process qualification and validation, scale-up, pre-clinical, clinical and Commercial production and analytic development, product characterization, stability testing, quality assurance and quality control.
1.85    “Manufacturing Cost” means, with respect to a Compound or Product, the [***] cost incurred by a Party or an Affiliate of a Party for Manufacturing or purchasing from a Third Party, as applicable, Compounds and Products, in each case, only to the extent allocable to such Manufacture (including (a) [***] and (b) [***], calculated as follows:
1.85.1    with respect to purchases of Compounds or Products from a Third Party, [***]; plus [***] under this Section 1.85.1.

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1.85.2    with respect to Manufacturing of Compounds or Products by a Party or its Affiliate, [***]; plus [***].
1.85.3    [***].
1.85.4    Notwithstanding the foregoing, in the case of Sections 1.85.2 and 1.85.3, the Manufacturing Costs or Standard Cost, if applicable, [***], all as determined by the Finance Working Group (with input from the Manufacture Working Group). For such purposes, a [***].
1.86    “Material Safety Event” means [***], in each case, [***] or [***], and [***].
1.87    “MSL Activities” means field-based activities conducted by personnel designated as medical science liaisons (or similar title), whether before or after commercial launch of a Product, including (a) providing scientific data about the Products and disease state to healthcare providers and the various constituents therein, including clinicians, nurses, pharmacists and others, through in-person meetings and presentations or other methods; (b) collecting feedback from healthcare providers and the various constituents therein regarding their questions and scientific data needs related to the Products and disease state, through in-person meetings and presentations or other methods; (c) attending medical meetings that involve the Product or its targeted Indication(s); (d) delivering presentations on a Product, its method of administration or its effects; (e) developing and maintaining relationships with leading physicians or key opinion leaders in the treatment of the Indications targeted by a Product; (f) liaising with health care providers regarding investigator-initiated studies related to a Product, Phase IV Marketing Studies related to a Product and other data generation opportunities involving the Product; and (g) in appropriate circumstances, training the sales force on a Product.
1.88    “Multiple Sclerosis” means an Indication [***].
1.89    “Net Revenues” means, with respect to all Cost Profit Sharing Product(s) in a Cost Profit Sharing Country and, if applicable for one or more particular Cost Profit Sharing Product(s), accrued prior to the Co-Funding End Date following Denali’s exercise of the Denali Royalty Option pursuant to Section 7.8 (Denali Royalty Option): (a) the total Net Sales of all Cost Profit Sharing Product(s) in such Cost Profit Sharing Country, plus (b) Other Income with respect to such Cost Profit Sharing Product(s) in such Cost Profit Sharing Country.
1.90    “Net Sales” means, with respect to a Product for any period, the total amount billed or invoiced on sales of such Product during such period by a Party, its Affiliates, or Sublicensees in the Territory to Third Parties (including Third Party wholesalers or distributors), in bona fide arm’s length transactions, less the following deductions, in each case related specifically to such Product and actually allowed and taken by such Third Parties and not otherwise recovered by or reimbursed to such Party, its Affiliates or Sublicensees, to the extent deducted in accordance with the applicable Accounting Standards of the Party and its Affiliates consolidating the sales in calculating the “gross to net” revenue adjustment:
1.90.1    discounts, including cash, trade and quantity discounts, in each case related specifically to such Product;

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1.90.2    price reductions programs including co-pay assistance, compulsory refunds and any other patient payment assistance programs, retroactive price adjustments with respect to sales of a Product, charge-back payments and rebates granted to managed health care organization or to federal state and local government (or their respective agencies, purchasers and reimbursers) or to trade customers, including wholesalers and chain and pharmacy buying groups, in each case related specifically to such Product;
1.90.3    Taxes, duties on sales such as sales, value added, use taxes to the extent added to the sale price and set forth separately as such in the total amount invoiced and [***];
1.90.4    amounts repaid or credited by reason of rejections, recalls, damaged products, expired dating, refunds, billing errors, defects, free goods allowance, recalls or returns, or because of retroactive price reductions, including rebates or wholesaler charge backs, in each case related specifically to such Product;
1.90.5    the portion of administrative fees paid during the relevant time period to group purchasing organizations, pharmaceutical benefit managers or Medicare Prescription Drug Plans, in each case to the extent relating to such Product;
1.90.6    any invoiced amounts for Product from a prior period which are not collected and are written off by a Party or its Affiliates in accordance with IFRS, [***]; and
1.90.7    (a) freight, insurance, import/export and other transportation charges (including customs duties, surcharge and other governmental charges incurred in connection with the exportation or importation of a Product) to the extent added to the sale price and set forth separately as such in the total amount invoiced, and (b) fees for services provided by wholesalers and warehousing chains related to the distribution of such Product, such fees being calculated at their actual cost.
Net Sales shall not include transfers or dispositions without charge or for a price equal to or less than Manufacturing Cost for charitable, promotional, pre-clinical, clinical, regulatory or governmental purposes. Net Sales shall include the amount or fair market value of all other consideration received by a Party, its Affiliates or Sublicensees in respect of sales of a Product, whether such consideration is in cash, payment in kind, exchange or other form. Net Sales shall not include sales of Product between or among a Party, its Affiliates or Sublicensees for resale, but the subsequent resale of such Product to a Third Party shall be included within the computation of Net Sales. For purposes of determining Net Sales, a Product shall be deemed to be sold when recorded as a sale in accordance with the applicable Accounting Standards. For clarity, a particular deduction may be accounted for only once in the calculation of Net Sales or, to the extent applicable, in the calculation of Allowable Expenses and Net Revenue. For the avoidance of doubt, and for all purposes under this Agreement, Net Sales shall be accounted for in accordance with Accounting Standards, as practiced in the relevant country in the Territory, but in any event in accordance with the applicable Accounting Standards, as consistently applied by such Party in such country in the Territory.

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On a country-by-country basis, in the event a Product is sold as a Combination Product, Net Sales will be calculated by [***].
With respect to any Combination Product where: (a) the Other Active Ingredient is not sold separately in the applicable country during the applicable accounting period; or (b) a Product containing the applicable Compound is not sold separately in the applicable country during the applicable accounting period, then [***].
In the event Sanofi or any of its Affiliates or Sublicensees sell a Product to a Third Party who also purchases other products or services from Sanofi or such Affiliate or Sublicensee, as applicable, and Sanofi or such Affiliate or Sublicensee discounts the purchase price of such Product to a greater degree than Sanofi or such Affiliate or Sublicensee generally discounts the price of their other products or services to such customer, then, in such case, the Net Sales of the applicable Product to such Third Party shall be deemed to be equal to the arm’s length price that Third Parties would generally pay for such Product alone when not purchasing any other product or services from Sanofi or its Affiliate or Sublicensee.
1.91    “Neurology Field” means [***] In any event, [***].
1.92    “Non-Development Lead” means the Party that is not the Development Lead.
1.93    “Non-Regulatory Lead” means the Party that is not the Regulatory Lead.
1.94    “Operational Matter” means, [***].
1.95    “Opt-in Premium Rate” means: (a) [***]; and (b) [***].
1.96    “Other Active Ingredient” means any standalone active pharmaceutical ingredient that [***]. For purposes of clarity, specifically excluded from “Other Active Ingredients” are: (x) delivery technologies that increase delivery or exposure of compounds in the brain or provide for tissue or cell targeting; and (y) components or modifications to a Compound or Product, or formulation thereof, that provide additional pharmacological activity or altered pharmacokinetic qualities (including adjuvants or excipients improving solubility, stability or bioavailability).
1.97    “Other Income” means any payment (other than Net Sales) when recognized as income or an offset to an expense in accordance with the applicable Accounting Standards by a Party or its Affiliate from a Third Party that is reasonably attributable to a Cost Profit Sharing Product in a Cost Profit Sharing Country, including any such payment received in connection with the grant of a sublicense or other right or activity with respect to a Cost Profit Sharing Product in a Cost Profit Sharing Country, including the grant of an option to obtain such sublicense or other right with respect to a Cost Profit Sharing Product in a Cost Profit Sharing Country. For clarity, any portion of such payment that is recognized by a Party as an offset to an expense and recorded as Other Income as part of the quarterly reconciliation and true-up process in accordance with Section 7.7.5 (Reporting, Recognition and True-Up), shall not also be recorded as an offset against Shared Development Costs or Allowable Expenses for the purposes of such reconciliation and true-up.

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1.98    “Out-of-Pocket Costs” means amounts actually paid to Third Party vendors or contractors, for services or materials. For clarity, to be included as part of the Shared Development Costs, the foregoing shall be either: (a) provided by such Person directly in the performance of activities under and in accordance with a CNS Development Plan or Co‑Commercialization Plan and in accordance with the associated CNS Development Budget or Co‑Commercialization Budget, as applicable; or (b) applicable directly to a Compound, a Product or a Program and for which this Agreement provides that such costs are sharable or allocable between the Parties as a Shared Development Cost, Allowable Expense or otherwise. For clarity, except to the extent provided for in Section 1.6 (“Allowable Expenses” definition), Out-of-Pocket Costs do not include payments for the following internal costs: salaries or benefits; travel, training or hiring; facilities; utilities; general office or facility supplies; insurance; information technology, capital expenditures; market research or the like.
1.99    “Patents” means: (a) all national, regional and international patents and patent applications, including provisional patent applications, including utility models, industrial designs and certificates of invention and applications for the foregoing; (b) all applications filed either from any of the foregoing or from an application claiming priority from any of the foregoing, including divisionals, continuations, continuations-in-part, provisionals, converted provisionals and continued prosecution applications or other pre-grant forms; (c) any and all patents, utility models, industrial designs and certificates of invention that have issued or in the future issue from the foregoing applications (i.e., described in clauses (a) and (b) above); and (d) any and all extensions or restorations by existing or future extension or restoration mechanisms or other post-grant forms of any of the foregoing, including revalidations, reissues, re-examinations and extensions (including any supplementary protection certificates and the like) of the foregoing (i.e., described in clauses (a), (b), and (c) above).
1.100    “Patient Safety Risk” means [***].
1.101    “Peripheral Compound” means a Peripheral Licensed Compound or a Sanofi Peripheral Compound.
1.102    “Peripheral Development Plan” means the plan for the Development of Peripheral Compounds and Peripheral Products, as described in Section 3.2.1(c) (Content of Peripheral Development Plan).
1.103    “Peripheral Licensed Compound” means: (a) each of the small molecule compounds known internally at Denali as “DNL758”, [***]; and (b) any RIPK1 Inhibitor that (i) (A) [***], or (B) [***]; (ii) [***]; but excluding, in each case, any [***].
1.104    “Peripheral Licensed Product” means any product containing, alone or in combination with one or more Other Active Ingredients, a Peripheral Licensed Compound, in any formulation, dosage strength or method of delivery.
1.105    “Peripheral Product” means a Peripheral Licensed Product or a Sanofi Peripheral Product.

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1.106    “Peripheral Program” means all Peripheral Compounds and Peripheral Products, and the Development activities, Manufacturing activities and Commercialization activities with respect to such Peripheral Compounds and Peripheral Products.
1.107    “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.
1.108    “Phase I Trial” means a human clinical trial of a Compound or Product, the principal purpose of which is a preliminary determination of safety, tolerability or pharmacokinetics in healthy individuals or patients or similar clinical study prescribed by the Regulatory Authorities, including the trials referred to in 21 C.F.R. §312.21(a), as amended (and any equivalent Clinical Study in any jurisdiction outside the United States).
1.109    “Phase II Trial” means a human clinical trial of a Compound or Product, the principal purpose of which is to explore efficacy, pharmacodynamics or biological activity in one (1) or more specified doses in the target patient population, or a similar clinical study recommended by the Regulatory Authorities, from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(b), as amended (and any equivalent Clinical Study in any jurisdiction outside the United States). For clarity, [***].
1.110    “Phase III Trial” means a human clinical trial of a Compound or Product on a sufficient number of subjects in an indicated patient population that is designed to establish that a Compound or Product is safe and efficacious for its intended use and to determine the benefit/risk relationship, warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support a Regulatory Approval for such Compound or Product, including all tests and studies that are required by the applicable Regulatory Authority from time to time, pursuant to Applicable Law or otherwise, including the trials referred to in 21 C.F.R. §312.21(c), as amended (and any equivalent Clinical Study in any jurisdiction outside the United States). Without limiting the foregoing, [***].
1.111    “Phase IV Development Study” means a post-approval clinical study for a Product with respect to any Indication for which Regulatory Approval has been received in a particular country and that is required by a Regulatory Authority in such country, or agreed with a Regulatory Authority to be conducted, as a condition of receiving or maintaining such Regulatory Approval.
1.112    “Phase IV Marketing Study” means a clinical study for a Product with respect to any Indication for which Regulatory Approval has been received in a particular country and that is not Phase IV Development Study.
1.113    “PMDA” means Japan’s Pharmaceuticals and Medical Devices Agency and any successor agency(ies) or authority having substantially the same function.

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1.114    “Post-Grant Examination Proceedings” means proceedings conducted with respect to a Patent before a patent office or other administrative agency that is not a court of law and that has jurisdiction to grant and review such Patent following the grant or issuance of such Patent and pursuant to which the validity, enforceability or scope of such Patent is challenged by a Third Party, including a post-grant opposition proceeding, ex parte re-examination (but only if such re-examination is requested by a Third Party), inter partes review and other post-grant review proceedings. An appeal, including to a court of law, from such Post-Grant Examination Proceeding, shall be understood to be encompassed by the term Post-Grant Examination Proceedings.
1.115    “Product” means a Peripheral Product or a CNS Product.
1.116    “Product Labeling” means, with respect to a Product in a country or other jurisdiction in the Territory, (a) the full prescribing information for such Product for such country or other jurisdiction, including any required patient information, approved by the applicable Regulatory Authority; and (b) all labels and other written, printed, or graphic matter upon a container, wrapper, or any package insert utilized with or for such Product in such country or other jurisdiction.
1.117    “Product Patents” means [***].
1.118    “Product Trademarks” means the product specific Trademark(s) to be used by a Party or its Affiliates or its or their respective Sublicensees for the Development or Commercialization of Products in the Territory and any registrations thereof or any pending applications relating thereto in the Territory (excluding, in any event, any trademarks, service marks, names or logos that include any Corporate Name or logo of the Parties or their Affiliates, including the Corporate Names of the Parties). For the avoidance of doubt, any Trademark or proposed Trademark evaluated for use as Product Trademark but not actually used in the Commercialization of a Product shall not be a Product Trademark.
1.119    “Program Patent” means [***].
1.120    “Programs” means the CNS Program and the Peripheral Program.
1.121    “Prosecution and Maintenance” (including variations such as “Prosecute and Maintain”) means, with respect to a Patent or to a Product Trademark, the preparation, filing, prosecution and maintenance of such Patent or such Product Trademark, including payment of all maintenance or governmental fees to maintain such Patent or such Product Trademark in force, and requests for patent term extensions, supplementary protection certificates and the like with respect to such Patent, together with the conduct of interferences, Post-Grant Examination Proceedings and other similar proceedings with respect to a Patent, but excluding any Post-Grant Examination Proceedings initiated [***].
1.122    “Regulatory Approval” means, with respect to a country or other jurisdiction in the Territory, all approvals (including approvals of Drug Approval Applications), licenses, registrations or authorizations of any Regulatory Authority necessary to Commercialize a Compound or Product in such country or other jurisdiction, including, where applicable, (a) pricing

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or reimbursement approval in such country or other jurisdiction, and (b) approval of Product Labeling.
1.123    “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local governmental or regulatory authority, agency, department, bureau, commission, council or other entities (e.g., the FDA, EMA and PMDA) regulating or otherwise exercising authority with respect to activities contemplated in this Agreement, including the Exploitation of a Compound or Product in any portion of the Territory.
1.124    “Regulatory Documentation” means all: (a) applications (including all INDs and Drug Approval Applications and other Major Market Regulatory Filings), registrations, licenses, authorizations, and approvals (including Regulatory Approvals) and designations (including designations of a product as an “orphan” drug or its equivalent outside of the United States); (b) correspondence, materials and reports submitted to or received from Regulatory Authorities (including pre-meeting submissions, minutes and official contact reports relating to any communications with any Regulatory Authority and reports issued by a Regulatory Authority in connection with any audit conducted by such Regulatory Authority) and all supporting documents with respect thereto, including all regulatory drug lists, advertising and promotion documents, adverse event files, and complaint files (including product technical complaints communications and handling); and (c) Clinical Data and data contained or relied upon in any of the foregoing, in each case (i.e., clauses (a), (b), and (c) above), to the extent pertaining to a Compound or Product.
1.125    “Regulatory Exclusivity” means, with respect to any country or jurisdiction, any exclusive marketing rights or data exclusivity protection conferred by an applicable Regulatory Authority or other governmental body in such country or jurisdiction with respect to a compound or pharmaceutical product, including any regulatory data protection exclusivity (including any orphan drug designation or pediatric exclusivity) and any extensions to such exclusivity rights.
1.126    “Regulatory Lead” means the Party specified as the “Regulatory Lead” in Section 3.4.2 (CNS Program Regulatory Lead).
1.127    “Related Compound” means [***].
1.128    “Right of Reference” means the right to allow a Regulatory Authority or a Party to rely upon the Clinical Data and other Information from Clinical Studies or other Development activities that are in the possession of a Regulatory Authority for the purpose of seeking, obtaining or maintaining Regulatory Approval, including the ability to allow such Regulatory Authority to review the underlying raw data as part of an investigation by such Regulatory Authority, if necessary.
1.129    “RIPK1” means [***].
1.130    “RIPK1 Inhibitor” means any small molecule: [***].
1.131    “Sanofi CNS Compound” means, subject to Section 6.8.2(b) (Change in Control Competing Product), any RIPK1 Inhibitor that is a CNS Penetrant Compound that: (a) (i) [***], or (ii) [***]; (b) [***]; or (c) [***]; but excluding in each case any [***].

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1.132    “Sanofi CNS Development Activities” means [***].
1.133    “Sanofi CNS Product” means any product containing, alone or in combination with one or more Other Active Ingredients, a Sanofi CNS Compound, in any formulation, dosage strength or method of delivery.
1.134    “Sanofi Compound” means a Sanofi CNS Compound or a Sanofi Peripheral Compound.
1.135    “Sanofi Know-How” means proprietary Information, including any related Regulatory Documentation and Clinical Data, Controlled by Sanofi or any of its Affiliates (a) as of the Effective Date or during the Term and that is reasonably necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of Sanofi Compounds or Sanofi Products; or (b) generated by or on behalf of Sanofi or any of its Affiliates in the performance of the activities with respect to the Development, Manufacture, Commercialization or other Exploitation of any Compound(s) or Product(s) under this Agreement during the Term or during any post-termination transition activities conducted pursuant to Section 13.8 (Effects of Termination), including Sanofi’s interest in any Joint Program Know-How.
1.136    “Sanofi Patents” means Patents Controlled by Sanofi or any of its Affiliates (a) issued or filed before, on or after the Effective Date and during the Term, that are reasonably necessary or reasonably useful for the Development, Manufacture, Commercialization or other Exploitation of Sanofi Compounds or Sanofi Products, including diagnostic tools or biomarkers pertaining thereto; or (b) Covering inventions or discoveries conceived by or on behalf of Sanofi or any of its Affiliates in the performance of activities with respect to the Development, Manufacture, Commercialization or other Exploitation of any Compound(s) or Product(s) under this Agreement during the Term or during any post-termination transition activities conducted pursuant to Section 13.8 (Effects of Termination). For clarity Product Patents, Program Patents, and Joint Program Patents to the extent Controlled by Sanofi or any of its Affiliates and, in each case that meet the foregoing requirements of clause (a) or (b) are Sanofi Patents.
1.137    “Sanofi Peripheral Compound” means, subject to Section 6.8.2(b) (Change in Control Competing Product), any RIPK1 Inhibitor that is not a CNS Penetrant Compound that: (a) (i) [***], or (ii) [***]; (b) [***]; or (c) [***]; but excluding in each case, any [***].
1.138    “Sanofi Peripheral Product” means any product containing, alone or in combination with one or more Other Active Ingredients, a Sanofi Peripheral Compound, in any formulation, dosage strength or method of delivery.
1.139    “Sanofi Product” means a Sanofi CNS Product or a Sanofi Peripheral Product.
1.140    “[***]” means [***].
1.141    “Sanofi Technology” means, collectively, the Sanofi Patents and the Sanofi Know‑How.

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1.142    “Segregate” means, with respect to a Competing Product, as applicable, the execution by a Party (or its successor) of a plan developed in good faith by such Party to segregate the Development, Manufacture and Commercialization activities relating to such Competing Product, as applicable, from Development, Manufacture and Commercialization activities with respect to Compounds and Products under this Agreement, including using reasonable efforts to ensure that: (a) [***]; and (b) [***]; provided that, in either case of (a) or (b), [***].
1.143    “Shared Development Costs” means those Development Costs incurred by or on behalf of a Party in accordance with the CNS Development Plan and the corresponding CNS Development Budget, as such plan and budget may be revised from time to time in accordance with the terms of this Agreement, to the extent specifically identifiable or reasonably allocable to the Development of CNS Compounds or CNS Products, except as provided in Section 3.2.4 (Additional CNS Program Development Activities) or Section 7.8 (Denali Royalty Option) and always excluding any Excess Study Costs. Subject to the foregoing, Shared Development Costs include the following:
1.143.1    Development Costs incurred in connection with Phase III Trials and Phase IV Development Studies conducted as part of the CNS Program in accordance with the CNS Development Plan (such trials, “Shared Cost Trials”), except as provided in Section 3.2.4 (Additional CNS Program Development Activities) or Section 7.8 (Denali Royalty Option) and exclusive of any Excess Study Costs;
1.143.2    Indemnified Losses and other Out-of-Pocket Costs incurred in connection with Third Party Claims described in Section 12.3 (Certain Indemnified Losses) solely to the extent such Indemnified Losses and other Out-of-Pocket Costs are specified in Section 12.3 (Certain Indemnified Losses) as to be included in Shared Development Costs; and
1.143.3    any other FTE Costs and Out-of-Pocket Costs agreed to be shared by the Parties as a Shared Development Cost as expressly set forth in this Agreement or as may be otherwise mutually agreed in writing by the Parties.
For clarity: (A) Development Costs are exclusive of, and do not include, Allowable Expenses (and vice versa); and (B) Development Costs shall not include any FTE Costs, Out-of-Pocket Costs or Manufacturing Costs with respect to any item described in Section 1.143.1 or Section 1.143.2 incurred after the Co-Funding End Date for a Cost Profit Sharing Opt Out Product in its corresponding Cost Profit Sharing Opt Out Country.
[***].
1.144    “Subcontract Agreement” means, with respect to a Third Party Provider, a written agreement between a Party and such Third Party Provider.
1.145    “Sublicensee” means a Person that is granted (directly or indirectly) (a) a sublicense by a Party or its Affiliate under any of the rights granted in Section 6.1 (License Grants to Sanofi) or Section 6.2 (License Grants to Denali), as applicable; or (b) in the case of a Sanofi Compound or Sanofi Product and solely for purposes of Section 1.62 (“Generic Version” definition), Section

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1.90 (“Net Sales” definition), Section 1.118 (“Product Trademark” definition), Section 6.3 (Sublicenses; Licensing), Section 8.1.2 (Assignment, Disclosure and Assistance Obligation), Section 8.4 (Infringement Claims by Third Parties), clause (a) of Section 12.1 (Indemnification of Denali), [***], and Section 15.15 (Performance by Affiliates, Sublicensees and Third Party Providers), a license under the Sanofi Technology to Develop or Commercialize such Sanofi Compound or Sanofi Product; in each case, and in accordance with Section 6.3 (Sublicenses; Licensing).
1.146    “Tax” or “Taxes” means any form of tax or taxation, levy, duty, charge, social security charge, contribution or withholding of whatever nature (including any related fine, penalty, surcharge or interest) imposed by, or payable to, any government, state or municipality, or any local, state, federal or other fiscal, revenue, customs or excise authority, body or official in the Territory.
1.147    “Territory” means the entire world.
1.148    “Terminated Product” means a Terminated Denali Product or Terminated Sanofi Product.
1.149    “Third Party” means any Person other than Denali, Sanofi and their respective Affiliates.
1.150    “Third Party Provider” means a Third Party service provider to which a Party has subcontracted its activities under and in accordance with this Agreement.
1.151    “Trademark” means any word, name, symbol, color, designation or device or any combination thereof that functions as an identifier of the source or origin of goods or services, including any trademark, trade dress, brand mark, service mark, trade name, brand name, logo, business symbol or domain names, whether or not registered.
1.152    “Transition Plan” means the plan, approved by the Parties, for the transfer of the Development Lead and Regulatory Lead from one Party to the other Party under with respect to a particular CNS Product, which plan will set forth those activities necessary to transition relevant responsibilities with respect to such CNS Product (and any CNS Compound contained in such CNS Product), including the transfer of regulatory responsibilities and pharmacovigilance responsibilities.
1.153    “United States” or “U.S.” means the United States of America and its territories and possessions (including the District of Columbia and Puerto Rico).
1.154    “Valid Claim” means [***].
1.155    Additional Definitions. In addition, each of the following terms shall have the meaning described in the corresponding Section of this Agreement identified below.

Term	Section
3 Tox Study	3.2.3(a)(v)
6/9 Tox Study	3.2.3(a)(iv)

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Term	Section	Term	Section
Additional Activity Regulatory Approval Application	3.2.4(e)(iv)	Co-Commercialization Operational Plan	Schedule 5.2.4
Additional CNS Development Activities	3.2.4	Co-Commercialization Option	5.2.4(a)
Additional CNS Development Opt-In Notice	3.2.4(e)(i)	Co-Commercialization Product	5.2.4
Additional CNS Development Proposal	3.2.4(a)	Co-Commercialization Term	Schedule 5.2.4
Additional CNS Development Study	3.2.4	Co-Commercialization Territory	5.2.4(a)
ADR	15.6.1	Co-Funding Amount	7.8.2
Adverse Co-Commercialization Ruling	Schedule 5.2.4	Co-Funding End Date	7.8.1
Adverse Ruling	13.2	[***]	[***]
Affected Activities	Schedule 5.2.4	Commercialization Wind-down Period	13.8.1(f)(ii)
Agreement	Preamble	Comparable Third Party CMO	1.85.4
Alliance Manager	2.6	Competing Product	6.8.2(a)
Arbitrator / Arbitrators	15.6.3(b)	Competing Product Election Notice	6.8.2(b)
Auditor	Schedule 5.2.4	Convicted Entity	11.1.5(d)
Balancing Payment	7.7.5	Convicted Individual	11.1.5(d)
Bankruptcy Code	13.11	Corrective Plan	Schedule 5.2.4
Breaching Party	13.2	Cost Cap	7.7.2(c)
[***]	[***]	Cost Profit Sharing	7.7
[***]	[***]	Cost Profit Sharing Country	7.7
[***]	[***]	Cost Profit Sharing Opt Out Country	7.8.1
[***]	[***]	Cost Profit Sharing Opt Out Products	7.8.1
[***]	[***]	Cost Profit Sharing Product	7.7
Calendar Period	Schedule 5.2.4	CRM	5.4.1(e)
Challenge Proceeding	Schedule 6.5.1	Data Room	11.2.5
Change in Control Effective Date	6.8.2(b)	Debarred Entity	11.1.5(b)
CMO Supply Agreement	4.1	Debarred Individual	11.1.5(a)
CNS Development Budget	3.2.1(b)(ii)	Declining Party	3.2.4(c)
CNS Milestone	7.2.1	Default Notice	13.2
CNS Milestone Payments	7.2.1	Denali	Preamble
CNS Patient Samples	3.7	Denali Activities Range	5.2.4(a)
CNS Phase I Trials	3.2.3(iv)	Denali Controlled Denali Patents	11.2.6
Co-Commercialization Activities	5.2.4(a)	Denali Development Wind-Down Period	13.8.1(f)(i)
Co-Commercialization Agreement	5.2.4(b)	Denali Indemnitees	12.1
Co-Commercialization Country	5.2.4(a)	Denali Licensed Patents	11.2.6

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Term	Section	Term	Section
Denali New Peripheral Program Technology Terms	6.5.2(b)(i)	Infringement Enforcement Action	8.3.2(a)
Denali Royalty Option	7.8.1	Initial CNS Phase III Trial Plan/Budget	3.2.1(b)(iv)
Denali Unblocking Know-How	13.8.4(a)(ii)	Initial CNS Phase III Trials	3.2.1(b)(iv)
Denali Unblocking Patent Rights	13.8.4(a)(ii)	Initial Transition Activities	3.3.3
Designated Sales Personnel	Schedule 5.2.4	JCC	2.3.1
Designated Personnel	Schedule 5.2.4	JDC	2.2.1
Different	7.2.5	JSC	2.1.1
Dispute	15.6	Late Stage Competing Product	6.8.2(b)
Distinct Indication	7.2.5	Launch Window	5.2.4(c)
DOJ	14.2	MAA	1.49
Enforcing Party	8.3.3	Major Market CNS Regulatory Filings	3.4.3(c)
Excess Cost Deferral Notice	7.7.2(a)	Manufacture Working Group	4.5
Excess Cost Opt In Amount	7.7.2(b)	Manufacturing Party	4.4
Excess Cost Opt In Notice	7.7.2(b)	Manufacturing Transfer	4.1
Excess Study Costs	7.7.2(a)	Material Adverse CNS Program Effect	3.2.4(c)
Excluded Entity	11.1.5(c)	New CNS Program Technology	6.5.2(a)(i)
Excluded Individual	11.1.5(c)	New CNS Program Technology Terms	6.5.2(a)(i)(A)
Execution Date	Preamble	New Peripheral Program Technology	6.5.2(b)(i)
Existing In-License Agreements	6.5.1	Non-Breaching Party	13.2
Expanded Indication CNS Product	7.4.1	Non-Enforcing Party	8.3.3
Expanded Indication Peripheral Product	7.4.1	Non-Manufacturing Party	4.4
Falsified Medicine	8.7.1	Party / Parties	Preamble
Finance Working Group	7.7.7	[***]	[***]
Force Majeure Event	15.1	[***]	[***]
FTC	14.2	[***]	[***]
Fully Paid-Up License	7.5.3(a)	Payments	7.10.1
[***]	[***]	PDE	Schedule 5.2.4
[***]	[***]	PDE Requirement	Schedule 5.2.4
[***]	[***]	Peripheral Milestone	7.3.1
HSR Clearance Date	14.1	Peripheral Milestone Payments	7.3.1
HSR Conditions	14.1	Peripheral Patient Samples	3.7
ICH	1.64	Pharmacovigilance Agreement	9.1
Indemnification Claim Notice	12.4	Phase 2 Notice	3.2.4(e)(i)
Indemnified Losses	12.1	Phase 2 Update	3.2.4(e)(ii)
Indemnified Party	12.4
Independent Third Party Lab	15.6.4
Indirect Taxes	7.11

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Term	Section	Term	Section
Phase 3 Update	3.2.4(e)(iii)	Sanofi Unblocking Patent Rights	13.8.1(c)
Phase III Cohort	1.110	Senior Officers	15.6.1
PIR	Schedule 5.2.4	Shared Cost Trials	1.143.1
[***]	[***]	Shared LTS Costs	1.143
[***]	[***]	[***]	[***]
Promotional Materials	˝5.5	SOPs	Schedule 5.2.4
Proposing Party	˝3.2.4(a)	Standard Cost	1.85.3
Prosecuting Party	8.5.2	Supply and Quality Agreement	4.4
Publication Working Group	10.6.2	Technology Transfer Plan	3.3.1
Quarterly Royalty Report	7.5.5	Term	13.1
Regulatory Data	3.4.4	Terminated Area	13.3
Royalty Term	7.5.3(b)(i)	Terminated Denali Products	13.8.1
Royalty Term Determining Product Patent	7.5.3(b)(ii)	Terminated Portion	13.8
Safety Study	1.143	Terminated Sanofi Products	13.8.4
Sanofi	Preamble	Third Party Claims	12.1
Sanofi Development Wind-Down Period	13.8.4(v)(A)	Updated CNS Phase III Trial Plan/Budget	3.2.2(b)
Sanofi Indemnitees	12.2	Upfront Consideration	7.1
Sanofi Quality	3.2.3(a)(ii)	WHO ICD10	1.7
Sanofi Senior Officer	15.6.1	Working Group	2.7
Sanofi Unblocking Know-How	13.8.1(c)

ARTICLE 2
COLLABORATION MANAGEMENT
2.1    Joint Steering Committee.
2.1.1    Formation. As soon as practical, but no later than [***] after the Effective Date, the Parties shall establish a joint steering committee (“JSC”), which shall perform the functions set forth in Section 2.1.2 (Specific Responsibilities) and oversee the conduct of the CNS Program and Peripheral Program in the Territory. The JSC shall consist of three (3) representatives from each of the Parties, unless otherwise agreed by the Parties in writing.
2.1.2    Specific Responsibilities. The JSC shall manage the implementation of this Agreement and oversee the Development and Commercialization of Compounds and Products in the Territory and, subject to Section 2.4.5 (Joint Committee Decision Making), resolve certain matters that are not unanimously decided by the JDC or JCC. In particular, the JSC shall:

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(a)    coordinate activities and facilitate communication of the Parties in connection with the Development and Commercialization of Compounds and Products included in the CNS Program and in the Peripheral Program, respectively;
(b)    review and discuss the progress of activities in connection with the Development and Commercialization of Compounds and Products included in the CNS Program and in the Peripheral Program, respectively;
(c)    coordinate and oversee the operation of the JDC, JCC and any other joint subcommittee established by JSC, including resolving any disputed matter of the JDC, JCC and other subcommittees in accordance with Section 2.4.5 (Joint Committee Decision Making), and promote effective member participation in each such Committee’s or subcommittee’s operations;
(d)    review and approve any amendment to the CNS Development Plan;
(e)    review and approve any Additional CNS Development Proposal in accordance with Section 3.2.4 (Additional CNS Program Development Activities);
(f)    review and comment on the then-current Peripheral Development Plan, including any updates to the Peripheral Development Plan made by Sanofi in accordance with Section 3.2.1(c) (Content of Peripheral Development Plan);
(g)    review the Global Commercialization Plan, including updates thereto made by Sanofi in accordance with Section 5.3.3 (Amendments and Updates), and the progress of activities being conducted under the Global Commercialization Plan;
(h)    oversee the execution of the Technology Transfer Plan;
(i)    form Working Groups as needed to fulfill the obligations of the JSC under this Agreement, including a Finance Working Group unless Denali has exercised the Denali Royalty Option for all CNS Products pursuant to Section 7.8 (Denali Royalty Option) with responsibilities as provided in Section 7.7.7 (Financial Reporting Activities; Finance Working Group), [***], and a Manufacture Working Group with responsibility as provided in Section 4.5 (Manufacture Working Group);
(j)    oversee the Working Groups created by the JSC on all significant strategic issues that fall within the purview of each such Working Group;
(k)    except with respect to matters within the responsibility of [***] or as otherwise agreed in writing by the Parties, resolve issues presented to the JSC by any Working Group established by such JSC;
(l)    resolve issues presented to the JSC in accordance with this Agreement (including those matters outlined in Section 2.4.5(b)(ii)); and

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(m)    perform such other functions as are set forth in this Agreement as the function of the JSC or as the Parties may otherwise mutually agree in writing.
2.2    Joint Development Committee.
2.2.1    Formation. As soon as practical, but no later than [***] after the Effective Date, the Parties shall establish a joint development committee (“JDC”). The JDC shall consist of three (3) representatives from each of the Parties, unless otherwise agreed by the Parties in writing.
2.2.2    Specific Responsibilities. The JDC shall oversee the Development of CNS Compounds and CNS Products in the Territory. In particular, the JDC shall:
(a)    review and finalize, for the JSC’s approval, any amendment to the then-current CNS Development Plan (including the then-current CNS Development Budget), and any Updated CNS Phase III Trial Plan/Budget), including any updates to such plan or budget in accordance with Section 3.2.2 (Amendments and Updates);
(b)    review and monitor the activities being conducted under the CNS Development Plan and the progress of such activities;
(c)    with respect to the CNS Program, review and discuss the selection of clinical trial sites, clinical research organizations and other key Third Party Providers for Clinical Studies to be conducted in each country of the Cost Profit Sharing Countries included in the CNS Development Plan;
(d)    with respect to the CNS Program, prepare and approve, the Parties’ strategies related to funding for any investigator-initiated clinical trials for the Territory, including Clinical Studies involving a safety issue or the head-to-head comparison of a CNS Product with any other pharmaceutical agent;
(e)    oversee and coordinate the preparation of the Transition Plan for approval by the Parties and the implementation of the Transition Plan;
(f)    review and finalize, for the JSC’s approval, any Additional CNS Development Proposal pertaining to the CNS Program; and
(g)    perform such other functions as are set forth in this Agreement as the function of the JDC or as the Parties may otherwise mutually agree in writing.
2.3    Joint Commercialization Committee.
2.3.1    Formation. If Denali has exercised the Co-Commercialization Option, then no later than [***], the Parties shall establish a joint commercialization committee (“JCC”). The JCC shall consist of three (3) representatives from each of the Parties, unless otherwise agreed by the Parties in writing.

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2.3.2    Specific Responsibilities. The JCC shall oversee and coordinate the Commercialization of CNS Compounds and CNS Products in the Territory. In particular, the JCC shall:
(a)    review and finalize the Co-Commercialization Plan and Co‑Commercialization Budget, and material amendments thereto, including any updates to such plan or budget in accordance with Section 5.3.3 (Amendments and Updates);
(b)    discuss, review and finalize reasonably in advance of the first Regulatory Approval for the first CNS Product, and annually thereafter, a non-binding [***] estimated sales forecast for the CNS Products;
(c)    with respect to any CNS Product(s) and countries within the Co‑Commercialization Territory with respect to which Denali has exercised the Co‑Commercialization Option, prepare and approve, the Parties’ strategies related to field-based medical education activities by either Party and grant-based medical education programs for such CNS Product(s) in each such country;
(d)    monitor the competitive landscape for CNS Products in the Territory;
(e)    discuss, review and finalize the Parties’ strategies related to any marketing studies, epidemiological studies, modeling and pharmaco-economic studies, investigator-initiated clinical trials or post-marketing surveillance studies with respect to CNS Products in each country of the Co-Commercialization Territory;
(f)    discuss pricing of CNS Products;
(g)    review and approve the Detail position for CNS Products in the conduct of Co-Commercialization Activities;
(h)    implement a process for reviewing and approving (i) Promotional Materials and (ii) training materials and programs for sales representatives, in each case (i) and (ii), that are intended for use with Co-Commercialization Products in applicable Co-Commercialization Countries to the extent to which Denali has exercised its Co‑Commercialization Option; and
(i)    perform such other functions as are set forth in this Agreement as the function of the JCC or as the Parties may otherwise mutually agree in writing.
2.4    General Provisions Applicable to Joint Committees.
2.4.1    Meetings and Minutes. The JSC shall meet at least semi-annually, or as otherwise agreed to by the JSC. The JDC shall meet at least once per Calendar Quarter, or as otherwise agreed to by the JDC. Beginning after the formation of the JCC, the JCC shall meet at least once per Calendar Quarter, or as otherwise agreed to by the JCC. Meetings of each Joint Committee may be conducted by telephone, video-conference, or in-person as determined by such Joint Committee. In-person meetings of each Joint Committee, unless otherwise agreed, shall

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alternate between Denali’s offices and Sanofi’s offices. Regularly scheduled meetings of each Joint Committee may be called by either Party on no less than [***] notice, or such shorter time period as agreed by the members. Each Party shall make all proposals for agenda items for regularly scheduled meetings of a Joint Committee, and shall provide all appropriate information with respect to such proposed items, to the Alliance Managers at least [***] in advance of the applicable meeting, or such shorter time period as agreed by the Parties. Each Party may also call a special meeting of a Joint Committee to resolve particular matters requested by such Party, on no less than [***] notice (or such shorter time period as may be appropriate under the circumstances, but in no event less than [***] notice). In the case of a special meeting of a Joint Committee called by a Party, the proposed agenda items and appropriate information with respect to such proposed items shall be provided together with the notice calling for such special meeting to the other Party. Draft minutes of the meetings of any Joint Committee will be generated and circulated to its members within [***] following the meeting. The responsibility for generating and circulating such minutes will alternate between the Alliance Managers (or their designees). The Joint Committees will use diligence to review and finalize the minutes within [***] after their circulation and, in all circumstances, no later than the next meeting of the same Joint Committee.
2.4.2    Chairpersons. Unless Denali exercises the Denali Royalty Option with respect to all CNS Products included in the CNS Program, the Joint Committees shall each have co-chairpersons that each of Denali and Sanofi select from their respective representatives. Each Party may change any of its designated chairpersons from time to time upon written notice to the other Party. In the event Denali exercises the Denali Royalty Option with respect to all CNS Products included in the CNS Program, the chairperson for the JSC shall be appointed by Sanofi.
2.4.3    Procedural Rules. Each Joint Committee shall have the right to adopt such standing rules as shall be necessary for its work, to the extent that such rules are not inconsistent with this Agreement; provided that such rules shall not be subject to a deciding vote of either Party having final decision-making authority for such committee. At least [***] representatives from each Party on each Joint Committee shall have the requisite seniority to make decisions on behalf of the relevant Party with respect to the issues falling within the decision-making authority of the relevant Joint Committee. A quorum of the Joint Committee shall exist whenever there is present at a meeting at least [***] representative appointed by each Party with the requisite seniority to make decisions described in the second sentence of this Section 2.4.3. From time to time, each Party may substitute one (1) (or more, if applicable) of its representatives to a particular Joint Committee by advance, written notice to the other Party, provided that the criteria in the second sentence of this Section 2.4.3 shall continue to be satisfied.
2.4.4    Meeting Attendance by Non-Members. Employees or other representatives of either Party (or a Party’s Affiliate) who are not appointed members of a Joint Committee may attend meetings of such Joint Committee; provided that the Party wishing such persons to participate in a meeting has provided reasonable advance notice to the other Party. Non-employees may only attend meetings of a Joint Committee (a) if such non-employee is bound by written obligations of confidentiality and non-disclosure substantially equivalent to those set forth in Article 10 (Confidentiality and Non-Disclosure) or is otherwise bound by professional ethical

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obligations, and (b) with the prior written approval of the other Party (such approval not to be unreasonably withheld, delayed or conditioned).
2.4.5    Joint Committee Decision Making.
(a)    Voting. Except as set forth in Section 2.4.5(b) (Final Decision‑Making Authority), the decisions of each Joint Committee shall be by unanimous agreement. Each Party shall have a single vote on a matter to be decided by the applicable Joint Committee irrespective of the number of representatives of such Party in attendance at the applicable Joint Committee meeting. Decisions of a Joint Committee will be documented in the relevant final approved meeting minutes or, should a decision be made outside of a meeting forum, such decision may also be made by a written resolution unanimously agreed by the Parties; it being understood that such unanimous written agreement may be provided by email.
(b)    Final Decision-Making Authority. If the JDC or JCC does not reach unanimous agreement on an issue for decision by the JDC or JCC within [***] after the meeting at which such issue was first presented for decision by the JDC or JCC, as the case may be, despite good faith efforts to do so, then Sanofi shall have final decision-making authority under this Section 2.4.5(b), except as set forth below solely with respect to the CNS Program:
(i)    [***] will have final decision making authority over (A) [***]; and (C) [***];
(ii)    [***], in each case, shall be escalated to [***] in the event of a disagreement among [***], as applicable, and then, if there is a disagreement among [***], such matter shall be escalated to [***]; provided that, except as set forth in the foregoing clause (i) above, [***]; and
(iii)    Additional CNS Development Activities shall be governed by Section 3.2.4 (Additional CNS Development Program Activities) (including the restrictions and limitations set forth therein).
The decision of the applicable Party’s representative on a Joint Committee with respect to an issue for which such Party has the deciding vote shall become the decision of the applicable Joint Committee.
2.4.6    Limitations on Authority. Each Party shall retain the rights, powers, and discretion granted to it under this Agreement and no such rights, powers, or discretion shall be delegated to or vested in a Joint Committee unless such delegation or vesting of rights is expressly provided for in this Agreement or the Parties expressly so agree in writing. Except for amendments and modifications to the Development Plans, Commercialization Plans, and Co‑Commercialization Plans in accordance with this Article 2 (Collaboration Management), Section 3.2.2 (Amendments and Updates), Section 3.2.4(b) (Inclusion of Additional CNS Development Activities in the CNS Development Plan), Section 3.2.4(e)(v) (Additional CNS Development Opt-In Notice) and Section 5.3.3 (Amendments and Updates), no Joint Committee shall have the power to, and no deciding vote of a Party shall, amend, modify, or waive compliance with this Agreement, which

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may only be amended or modified as provided in Section 15.8 (Entire Agreement; Amendments) or compliance with which may only be waived as provided in Section 15.11 (Waiver and Non-Exclusion of Remedies). No decision of any Joint Committee (including by a Party in the exercise of its deciding vote in accordance with Section 2.4.5 (Joint Committee Decision Making) shall (a) finally determine any interpretation of this Agreement or the Parties rights or obligations hereunder, or (b) conflict with any terms and conditions of this Agreement, nor be in contravention of Applicable Law in any material respect. For the avoidance of doubt, disputes arising between the Parties in connection with or relating to this Agreement, or any document or instrument delivered in connection herewith, that are outside of the decision-making authority of the Joint Committees and not within a Party’s sole decision-making authority hereunder, shall be resolved pursuant to Section 15.6.3 (ADR).
2.4.7    [***]. [***] in no event shall [***].
2.5    Discontinuation of Joint Committees. Each Joint Committee shall continue to exist until the first to occur of: (a) the Parties mutually agreeing to disband the Joint Committee; (b) Denali providing to Sanofi written notice of its intention to disband and no longer participate in such Joint Committee; or (c) (i) with respect to the JDC, the cessation of Development activities under the CNS Development Plan, provided that the JDC shall resume upon commencement of any such Development activities; and (ii) with respect to the JCC, (A) the cessation of Co‑Commercialization Activities under the Co-Commercialization Plan (provided that the JCC shall resume upon commencement of any such Co-Commercialization Activities), or (B) at Sanofi’s election in accordance with Section 6.8.2(b) (Change in Control Competing Product), to the extent applicable. Notwithstanding anything herein to the contrary, once one or more Joint Committees have been disbanded, such disbanded Joint Committee and all Working Groups appointed by such Joint Committee shall be terminated and thereafter (x) any requirement of a Party to provide Information or other materials to such Joint Committee or its Working Group(s) shall be deemed a requirement to provide such Information or other materials to the other Party directly, and (y) any matters previously delegated to the Joint Committee for decision making may be decided by Sanofi, subject to the procedures set out in Section 2.4.5(b)(ii) to the extent applicable.
2.6    Alliance Manager. Within [***] after the Effective Date, each Party shall appoint an individual to act as a single point of contact between the Parties to facilitate the effective exchange of information between the Parties, discuss the performance of the Agreement, and ensure that the Parties’ activities are conducted in accordance with this Agreement (each, an “Alliance Manager”). Each Party may replace its Alliance Manager at any time by notice in writing to the other Party. The Alliance Managers (or their designees) will be responsible for coordinating the Joint Committees and any Working Groups by organizing their meetings, helping to develop the agendas for the meetings, and drafting and finalizing meeting minutes. Each Alliance Manager will be charged with creating and maintaining effective communication within and among the Parties. Each Alliance Manager may have additional responsibilities as agreed between Parties.
2.7    Working Groups. From time to time, a Joint Committee may establish and delegate duties to sub-committees or directed teams (each, a “Working Group”) to oversee particular projects or activities [***].

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2.8    Expenses. Each Party shall be responsible for all travel and related costs and expenses for its representatives and, if applicable, its (or any of its Affiliates’) other personnel to attend meetings of, and otherwise participate in, a Joint Committee or other Working Group.
ARTICLE 3
DEVELOPMENT AND REGULATORY ACTIVITIES
3.1    RIPK1 Inhibitor and CNS Penetrance Determinations. [***], as the case may be, [***], the Parties shall [***]. In any event, [***], the Parties shall [***].
3.2    Development Plan and Activities.
3.2.1    Development Plans.
(a)    Initial Development Plans. An Initial CNS Development Plan and CNS Development Budget, as well as an Initial Peripheral Development Plan are attached to this Agreement as Schedule 1.73, Schedule 1.74 and Schedule 1.75, respectively.
(b)    Content of CNS Development Plan and CNS Development Budget.
(i)    The CNS Development Plan shall: (A) outline those Denali CNS Development Activities and Sanofi CNS Development Activities to be conducted by the applicable Party, including descriptions, in reasonable detail, of (I) Clinical Studies to be conducted for each applicable CNS Product, (II) any activities for the development of [***], in each case for the applicable CNS Products, [***], and (III) the contemplated Regulatory Approval(s) such Denali CNS Development Activities and Sanofi CNS Development Activities are intended to support; (B) include a timeline for the Denali CNS Development Activities and the Sanofi CNS Development Activities; and (C) state the estimated number of FTEs of each Party or its Affiliates to be allocated to the relevant Development activities for any Phase III Trials for a CNS Product.
(ii)    The CNS Development Plan shall also include the budgeted amounts of Development Costs that the Parties’ estimate in good faith (which shall reflect the relevant Development Lead’s internal budgeting projections) will be incurred for any Phase III Trial for a CNS Product, including any Shared LTS Costs for any associated Safety Study, to be undertaken in accordance with such plan (the Initial CNS Development Budget and any such amended budget included in the CNS Development Plan from time to time in accordance with the terms of this Agreement, the “CNS Development Budget”).
(iii)    The CNS Development Plan and CNS Development Budget shall be reasonably detailed with respect to the contemplated Development and Manufacturing activities, and estimated FTE Costs, Out-of-Pocket Costs and Manufacturing Costs included in Development Costs for any Phase III Trial for a CNS Product (including with respect to Shared LTS Costs), broken down by Party and by Calendar Quarter, and in the case of each Phase III Trial included in the then-current CNS Development Plan, by Phase III Trial, for the first Calendar Year (or part thereof) and shall also outline, by Calendar Year for the next [***], the then-current estimate of Development and

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Manufacturing activities (including estimated associated FTE Costs and Out-of-Pocket Costs and Manufacturing Costs included in Development Costs for any Phase III Trial for a CNS Product, including any Shared LTS Costs, in each case, broken down by Phase III Trial). In the event Denali has exercised the Denali Royalty Option pursuant to Section 7.8 (Denali Royalty Option) for all CNS Products included in the CNS Program, the CNS Development Plan shall be limited to [***].
(iv)    Notwithstanding the foregoing provisions in this Section 3.2.1(b), the Parties acknowledge and agree that: (A) the Initial CNS Development Plan and Initial CNS Development Budget cover a longer period of time than [***] years; (B) the Initial CNS Development Plan outlines a total of [***], including the Shared LTS Costs, comprising [***] (collectively, such Phase III Trials and other Clinical Studies, the “Initial CNS Phase III Trials”); and (C) the Initial CNS Development Budget outlines the Development Costs estimated for each of the Initial CNS Phase III Trials (such portion of the Initial CNS Development Budget for each Initial CNS Phase III Trial, an “Initial CNS Phase III Trial Plan/Budget”) excluding the [***], in each case, that may be used in each Initial CNS Phase III Trial.
(c)    Content of Peripheral Development Plan. The Peripheral Development Plan shall be a high-level plan that outlines the material activities to be conducted by or under the authority of Sanofi with respect to Peripheral Compounds and Peripheral Products, which plan shall include at least those Development activities to be conducted in order to obtain Regulatory Approval for [***] to the extent such activities are necessary to meet Sanofi’s obligations under Section 3.2.3(a).
3.2.2    Amendments and Updates.
(a)    General. The JDC shall review the CNS Development Plans on a regular basis, and in no event less frequently than once each [***]. Either Party, through its representatives on the JDC, may propose amendments to, and comment upon, the CNS Development Plan (including the CNS Development Budget or Updated CNS Phase III Trial Plan/Budget) from time to time. In any event, an updated CNS Development Plan shall be provided by the JDC to the JSC (and, with respect to each updated CNS Development Plan, approved by the JSC as required) no later than December 1 of each Calendar Year. [***].
(b)    CNS Phase III Trial Updates. Without limiting Section 3.2.2(a) (General), no later than [***] prior to the first Calendar Quarter in which the Initiation of each Phase III Trial for a CNS Product that is included in the CNS Development Plan is scheduled to occur under the CNS Development Plan, Sanofi shall update the applicable portions of the CNS Development Plan and CNS Development Budget to reflect the most-current planned activities pertaining to such Phase III Trial and any associated Safety Study and the budgeted amounts in reasonable detail of the FTE Costs, Out-of-Pocket Costs and Manufacturing Costs estimated in good faith (which shall reflect Sanofi’s internal budgeting projections) to be incurred for such Initial CNS Phase III Trial, including any Active Comparator Costs estimated in good faith for such Phase III Trial and any FTE Costs, Out-of-Pocket Costs and Manufacturing Costs incurred prior to such date with respect to such Initial CNS Phase III Trial (such updated portion of the CNS Development Budget, an “Updated CNS Phase III Trial Plan/Budget”).

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3.2.3    Development Activities.
(a)    Efforts. Sanofi shall use Commercially Reasonable Efforts to seek and obtain Regulatory Approval for (x) [***], and (y) [***]. In addition, and without limiting the foregoing, the following shall apply:
(i) each Party shall use Commercially Reasonable Efforts to perform the Development activities allocated to it under the then-current CNS Development Plan;
(ii) Sanofi shall [***], provided that [***]; or [***]; provided that, in each case, [***];
(iii) Sanofi [***];
(iv) Sanofi [***]; and
(v) Sanofi [***].
(vi) Notwithstanding the foregoing, with respect to the time periods set forth in the foregoing clauses (iv) and (v), each such time period shall [***].
(vii) [***].
(viii) [***].
(b)    Allocation of Peripheral Program Activities and Costs. Sanofi shall be responsible for, and bear the cost of, the planning and conduct of all Development activities with respect to the Peripheral Program in a manner consistent with the then-current Peripheral Development Plan; provided that Denali shall provide reasonable assistance and support as set forth in the Technology Transfer Plan, and otherwise as mutually agreed by the Parties.
(c)    Development Leads; Additional CNS Program Activities.
(i)    Development Leads. For the CNS Program, Denali shall be the Development Lead for, and shall be primarily responsible for the planning and conduct of, the Denali CNS Development Activities, and Sanofi shall be the Development Lead for, and shall be primarily responsible for the planning and conduct of, the Sanofi CNS Development, in each case, in a manner consistent with the then-current CNS Development Plan; provided, however, that Denali shall also be primarily responsible for conducting the Phase Ib Trial for DNL747 for ALS as outlined in the Initial CNS Development Plan pursuant to a protocol for such Phase Ib Trial mutually agreed by the Parties, and Sanofi shall reimburse Denali for its Development Costs incurred for such Phase Ib Trial. For the avoidance of doubt, notwithstanding the initiation of Sanofi CNS Development Activities for a particular CNS Product, Denali will continue to be Development Lead for any additional Denali CNS Development Activities with respect to [***], unless otherwise agreed between the Parties.

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(ii)    Role of Non-Development Lead. In addition to any activities that the Parties agree the Non-Development Lead may conduct within the CNS Program, the Non-Development Lead shall have the right to have one (1) or more of its employees attend, and participate in, all global advisory board meetings and other meetings with key opinion leaders regarding the CNS Program, or any CNS Compounds or CNS Products.
(iii)     Costs of Certain Additional Activities. If the Parties mutually agree, Denali may conduct certain pre-clinical and non-clinical activities (including non‑clinical toxicology studies and activities related to the discovery or development of biomarkers), Clinical Studies or other Development activities pertaining to the CNS Program, in each case, that are not Denali CNS Development Activities; and Sanofi shall reimburse Denali for its Development Costs incurred in the performance of any such activities that are not Denali CNS Development Activities, and Denali shall provide Sanofi with an estimated budget for such activities in advance (which budget shall be prepared by Denali in good faith and consistent with its internal budgeting for other products). Otherwise, all FTE Costs and Out-of-Pocket Costs that the Parties incur or accrue in connection with the Development of CNS Compounds and CNS Products under the CNS Development Plan shall be borne or shared in accordance with Section 7.7 (Cost Profit Sharing) subject to Section 7.8 (Denali Royalty Option).
(d)    Transition of Development Lead for the CNS Program. Reasonably in advance of the Initiation of Sanofi CNS Development Activities for a particular CNS Product, the JDC will prepare a Transition Plan to be approved by the Parties for the transfer of the Development Lead with respect to such CNS Product from Denali to Sanofi.
(e)    CNS Program Development Reports. For the CNS Program, each Party shall report on the Development activities such Party has performed (or caused to be performed) under the CNS Program in accordance with the procedures established by the JDC. The JDC shall evaluate the work performed in relation to the goals of the CNS Development Plan. The Parties shall provide such other Information as may be reasonably requested by the JDC with respect to such Development activities for the CNS Program.
(f)    Performance of Development Activities. Each Party shall perform any and all of its Development activities with respect to the Programs in accordance with the applicable Development Plan, in good scientific manner and in compliance with all Applicable Law, including applicable national and international (e.g., ICH, GCP, GLP, and GMP guidelines), informed consent and institutional review board regulations, current standards for pharmacovigilance practice, and all applicable requirements relating to the protection of human subjects.
3.2.4    Additional CNS Program Development Activities. Each Party shall be permitted to undertake Clinical Studies [***] (any such activities, the “Additional CNS Development Activities”, and any such Clinical Study, the “Additional CNS Development Study”); provided that such Party complies with the provisions of this Section 3.2.4.

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(a)    Additional CNS Development Proposals. If a Party (such Party, the “Proposing Party”) desires to undertake Additional CNS Development Activities, such Party shall submit to the JDC a proposal for the addition of such Additional CNS Development Activities to the CNS Development Plan that includes a proposed work plan, timeline and budget for such Additional CNS Development Activities (“Additional CNS Development Proposal”). The Additional CNS Development Proposal shall be prepared in a similar scope and format of the CNS Development Plan. The Proposing Party shall provide the JDC with any additional Information related to the Additional CNS Development Proposal reasonably requested by the JDC.
(b)    Inclusion of Additional CNS Development Activities in the CNS Development Plan. The JDC shall review and decide on such Additional CNS Development Proposal within [***] after its receipt of such Additional CNS Development Proposal; provided that such time shall be extended if the Proposing Party has not provided all available Information reasonably requested by the JDC during such [***] period. If the JDC approves an Additional CNS Development Proposal, such Additional CNS Development Proposal shall be submitted promptly to the JSC for review. If the JSC approves an Additional CNS Development Proposal, the CNS Development Plan shall be deemed to be amended to include the Additional CNS Development Activities and associated budget upon approval of such Additional CNS Development Proposal by the JSC. For the sake of clarity, all Development Costs incurred thereafter by the Parties in performing such Additional CNS Development Activities shall be treated as Shared Development Costs unless and until the Co‑Funding End Date occurs with respect to such CNS Product that is the subject of such Additional CNS Development Activities. If the JSC does not approve the Additional CNS Development Proposal, such proposal shall not be deemed to be part of the CNS Development Plan and the provisions of Section 3.2.4(c) (Objection by the Other Party) to Section 3.2.4(e) (Opt-In for Additional CNS Development Activities) shall apply.
(c)    Objection by the Other Party. If the JSC does not timely approve an Additional CNS Development Proposal within the time periods set forth in Section 3.2.4(b) (Inclusion of Additional CNS Development Activities in the CNS Development Plan), the Proposing Party shall be entitled to conduct the corresponding Additional CNS Development Activities at its own cost and notwithstanding the other Party’s objection (such other Party, the “Declining Party”), except that, if Denali is the Proposing Party, Denali will not be entitled to conduct such Additional CNS Development Activities if [***]. Upon receiving notice from [***] (which notice shall provide in reasonable detail the basis of such determination), [***].
(d)    Performance of Additional CNS Development Activities. If the Proposing Party conducts the relevant Additional CNS Development Activities at its cost and notwithstanding a decision by the JSC not to approve the Additional CNS Development Proposal, but not in contravention of Section 3.2.4(c) (Objection by the Other Party), the following shall apply until the Proposing Party’s receipt of an Additional CNS Development Opt-In Notice for such Additional CNS Development activities:

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(i) the CNS Product that is the subject of Additional CNS Development Activities shall continue to be a CNS Product for all purposes of this Agreement, provided that the milestones set forth in Section 7.2 (CNS Program Milestones) and Section 7.3 (Peripheral Program Milestones), as the case may be, shall not become payable due to any such Additional CNS Development Activities unless and until the earlier of (A) the issuance of an Additional CNS Development Opt-In Notice by the Declining Party with respect to such activities, or (B) the applicable Regulatory Authority in a Major Market accepting an Additional Regulatory Approval Application for substantive review in accordance with Section 3.2.4(e)(v) (Additional CNS Development Opt-In Notice), in which case (with respect to (A) and (B)) any applicable milestone events shall be deemed achieved as of the date such provisos ((A) or (B)) are satisfied.
(ii) the Proposing Party shall be the Development Lead and Regulatory Lead (except with respect to the preparation of any applications or submissions, including New Drug Applications, for Regulatory Approval, which shall remain Sanofi’s sole responsibility in accordance with Section 3.2.4(e)(iv) (Application for Regulatory Approval)) with respect to such Additional CNS Development Activities, until the Proposing Party’s receipt of an Additional CNS Development Opt-In Notice for such Additional CNS Development Activities (or, if applicable, an Additional CNS Development Opt-In Notice is deemed to have been issued pursuant to Section 3.2.4(e)(iv) (Application for Regulatory Approval), after which the provisions of Section 3.2.3 (Development Activities) shall apply.
(iii) In the event the Proposing Party is not then-responsible for Manufacturing the applicable CNS Compound or CNS Product and will not Manufacture (or have Manufactured by a Third Party) quantities of the applicable CNS Compound or CNS Product to support the Additional Development Activities, then, subject to Section 4.4 (Supply Agreements), [***].
(iv) The Proposing Party shall initially bear all costs associated with the Additional CNS Development Activities it undertakes and such costs shall not be taken into account as Shared Development Costs or as Allowable Expenses.
(v) Except as expressly set forth in this Section 3.2.4(d), the conduct of the Additional CNS Development Activities will be subject to all terms and conditions of this Agreement relating to Development of CNS Products. The Declining Party shall have the right to use, at no additional cost, any safety data arising from the Additional CNS Development Activities in the performance of its obligations and the exercise of its rights under this Agreement in accordance with the licenses and rights granted under Article 6 (License Grants; Exclusivity).
(vi) Additional CNS Development Activities undertaken by the Proposing Party shall be subject to the oversight of the JDC and the Declining Party shall have the right to provide comments thereon, which the Proposing Party shall reasonably consider; [***]. At each meeting of the JDC, the Proposing Party shall report its progress with regard to the Additional CNS Development Activities in the same manner as the Parties provide reports to the JDC with respect to activities covered by the CNS Development Plan, including providing formal written reports of the results related to the Additional CNS Development Activities, as well as the actual costs incurred by the Proposing Party, along with estimated future budgets.

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(e)    Opt-In for Additional CNS Development Activities.
(i)    Initiation of a Phase 2 Trial. No less than [***], the Proposing Party shall furnish to the JDC and the Declining Party, the protocol for such Clinical Study, the results of any preceding and related Phase I Trials and the Additional CNS Development Costs incurred to date by the Proposing Party (“Phase 2 Notice”). The Proposing Party shall also provide the JDC with any other Information related to the Additional CNS Development Activities which is reasonably requested by the JDC and available to the Proposing Party. If, within [***] of the Declining Party’s receipt of the Phase 2 Notice, the Declining Party notifies the JDC and the Proposing Party in writing that it desires to include the Additional CNS Development Activities into the CNS Development Plan (such notice, whenever given in accordance with this Section 3.2.4(e) (Opt-In for Additional CNS Development Activities), an “Additional CNS Development Opt-In Notice”): (1) the Declining Party shall, subject to the review rights set forth in Section 7.7.3(b) (Expense Review) and to the extent applicable, pay to the Proposing Party an amount equal to that portion of the Additional CNS Development Costs identified in the Phase 2 Notice that would have been borne by the Declining Party if such Additional CNS Development Activities had been included in the CNS Development Plan [***], which amount shall be due within [***] of invoicing by the Proposing Party; and (2) the terms of Section 3.2.4(e)(v) (Additional CNS Development Opt-In Notice) shall apply.
(ii) Completion of a Phase 2 Trial. Within [***], the Proposing Party shall furnish to the JDC and the Declining Party a written report of the results of such Clinical Study and the Additional CNS Development Costs incurred by the Proposing Party since the Phase 2 Notice (“Phase 2 Update”). The Proposing Party shall also provide the JDC with any other Information related to the Additional CNS Development Activities which is reasonably requested by the JDC and available to the Proposing Party. If, within [***] of the Declining Party’s receipt of the Phase 2 Update, the Declining Party provides an Additional CNS Development Opt-In Notice: (1) the Declining Party shall, subject to the review rights set forth in to Section 7.7.3(b) (Expense Review) and to the extent applicable, pay to the Proposing Party an amount equal to that portion of the Additional CNS Development Costs identified in the Phase 2 Notice and the Phase 2 Update that would have been borne by the Declining Party if such Additional CNS Development Activities had been included in the CNS Development Plan [***]; which amount shall be due within [***] of invoicing by the Proposing Party and (2) the terms of Section 3.2.4(e)(v) (Additional CNS Development Opt-In Notice) shall apply.
(iii) Completion of Phase 3 Trial. In the event that the Declining Party has not submitted the Additional CNS Development Opt-In Notice in accordance with Section 3.2.4(e)(ii) (Completion of a Phase 2 Trial), then within [***], the Proposing Party shall furnish to the JDC and the Declining Party a written report of the results of such Clinical Study and the Additional CNS Development Costs incurred by the Proposing Party since the Phase 2 Update (“Phase 3 Update”). The Proposing Party shall also provide the JDC with any other Information related to the Additional CNS Development Activities which is reasonably requested by the JDC and available to the Proposing Party. If, within [***] of the Declining Party’s receipt of the Phase 3 Update, the Declining Party submits an Additional CNS Development Opt-In Notice to the JDC and Proposing Party: (1) the Declining Party shall, subject to the review rights set forth

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in to Section 7.7.3(b) (Expense Review), pay to the Proposing Party an amount equal to the total of (x) that portion of the Additional CNS Development Costs identified in the Phase 2 Notice and Phase 2 Update that would have been borne by the Declining Party if such Additional CNS Development Activities had been included in the CNS Development Plan multiplied by the applicable Opt-in Premium Rate, [***]; which amount shall be due within [***] of invoicing by the Proposing Party; and (2) the terms of Section 3.2.4(e)(v) (Additional CNS Development Opt-In Notice) shall apply.
(iv)     Application for Regulatory Approval. If the Declining Party decides not to submit an Additional CNS Development Opt-In Notice to the JDC and the Proposing Party following receipt of the Phase 3 Update and in the timeframe specified above in clause (iii), then the JSC shall, within a reasonable time thereafter, discuss whether to seek any Regulatory Approvals based on the applicable Additional CNS Development Activities, provided, [***]. If [***] (“Additional Activity Regulatory Approval Application”), then: (x) [***] (within no less than [***]) of the filing of such Additional Activity Regulatory Approval Application and shall also deliver written notice to [***] within [***] after such Additional Activity Regulatory Approval Application is accepted for substantive review by the applicable Regulatory Authority (which notice shall also be deemed to be an “Additional CNS Development Opt-In Notice” for the purposes of this Section 3.2.4(e) (Opt-In for Additional CNS Development Activities) even if [***] was the Proposing Party with respect to the relevant Additional CNS Development Study(ies)), (y) the terms of Section 3.2.4(e)(v) (Additional CNS Development Opt-In Notice) shall apply, and (z) (i) if the Additional Development Activities were conducted by Denali, Sanofi shall pay Denali an amount equal to the total of (1) that portion of the Additional CNS Development Costs identified in the Phase 2 Notice and Phase 2 Update that would have been borne by Sanofi if such Additional CNS Development Activities had been included in the CNS Development Plan [***], plus (2) the Additional CNS Development Costs identified in the Phase 3 Update for the relevant Additional CNS Development Study(ies) [***]; which amount shall be due to Denali within [***] of invoicing by Denali; and (ii) if the Additional Development Activities were conducted by Sanofi and Sanofi’s Drug Approval Application is seeking Regulatory Approval in a Major Market, then Denali shall have the right to elect, by written notice to Sanofi during the applicable time period specified in clauses (xx) or (yy) in the following sentence, either (A) to pay Sanofi an amount equal to the total Additional CNS Development Costs identified in the Phase 3 Update for the relevant Additional CNS Development Study(ies) [***], which amount shall be due to Sanofi within [***] of invoicing by Sanofi following the Additional Activity Regulatory Approval Application being accepted for substantive review by the applicable Regulatory Authority; or (B) to exercise the Denali Royalty Option pursuant to Section 7.8 (Denali Royalty Option) with respect to the CNS Product to which such Additional Activity Regulatory Approval Application relates, in which case Denali would have no obligation to pay Sanofi any of the applicable Additional CNS Development Costs, and Sanofi would not have the right to offset or credit such amounts against any payments to Denali under this Agreement. Denali shall only be entitled to make the election provided in foregoing clauses (A) and (B) of the preceding sentence during the following time periods: (xx) [***]; and (yy) [***]. [***].
(v)    Additional CNS Development Opt-In Notice. Immediately upon the Proposing Party’s receipt of a timely Additional CNS Development Opt-In

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Notice: (i) the Additional CNS Development Activities (if any) for such CNS Product and the applicable Indication of the Additional CNS Development Activities shall be deemed to be included in the CNS Development Plan; (ii) the then-current plan and budget for such Additional CNS Development Activities shall be deemed to be included within and part of the CNS Development Plan, and shall control with respect to such Additional CNS Development Activities unless and until an amendment to the CNS Development Plan providing for a different or modified plan and budget is approved by the JSC in accordance with Section 3.2.2 (Amendments and Updates); (iii) all Development Costs incurred thereafter in connection with such Additional CNS Development Activities shall be treated as Shared Development Costs and borne or shared by the Parties in accordance with Section 7.7 (Cost Profit Sharing) unless and until the Co-Funding End Date occurs after Denali exercises the Denali Royalty Option pursuant to Section 7.8 (Denali Royalty Option) with respect to the CNS Product that is the subject of the applicable Additional Development Activities; and (iv) to the extent the Co‑Commercialization Plan or Global Commercialization Plan for such CNS Product then-exists and the Phase 3 Update has occurred, the JCC will update such Co‑Commercialization Plan and Global Commercialization Plan in accordance with Section 5.3.3 (Amendments and Updates) to address Commercialization of such CNS Product for the applicable Indication in any country for which Regulatory Approval is obtained.
(vi)     Sanofi Diligence. Sanofi’s obligations to use Commercially Reasonable Efforts to seek and obtain Regulatory Approval for any Product under Section 3.2.3(a) (Efforts) [***].
(vii) Denali Royalty Option. Notwithstanding the foregoing, in the event Denali exercises the Denali Royalty Option with respect to a particular CNS Product, Denali shall not be permitted to undertake any Additional CNS Development Activities pursuant to this Section 3.2.4 (Additional CNS Program Development Activities) with respect to such CNS Product, and Sanofi shall have the right to conduct Additional CNS Development Activities with respect to such CNS Product by amending the applicable CNS Development Plan, and this Section 3.2.4 (Additional CNS Program Development Activities) will not apply to such activities by Sanofi after the Co-Funding Date with respect to such CNS Product.
3.3    Disclosure of Technology for Development Purposes.
3.3.1    Technology Transfer Plan and Procedure. Promptly but no later than [***] after the Effective Date, pursuant to a technology transfer plan attached hereto in Schedule 3.3.1 (“Technology Transfer Plan”), Denali shall disclose or otherwise make available to Sanofi the Regulatory Documentation and Denali Know-How existing as of the Effective Date and listed in the Technology Transfer Plan or otherwise reasonably requested and specifically identified by Sanofi. The JDC shall establish a process pursuant to which each Party shall disclose and make available to the other Party: Regulatory Documentation, Denali Know‑How or Sanofi Know-How (including, in each case, any Joint Program Know-How), and other Information claimed or Covered by any Denali Patent, Sanofi Patent or Joint Program Patent or otherwise relating, directly or indirectly, to Compounds and Products, in each case to the extent Controlled by such Party or any of its Affiliates and reasonably necessary or reasonably useful for the other Party to Develop, Manufacture, or Commercialize such Compounds and Products in the Territory in

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accordance with the terms of this Agreement to the extent such items have not previously been provided to the other Party, provided, however, that, notwithstanding the foregoing, promptly following the Effective Date, Denali will provide Sanofi with an electronic media storage device (such as a portable storage drive, DVD or CD‑ROM) containing an electronic copy of the data that was made available to Sanofi by Denali in an electronic data room prior to the Effective Date. To the extent not specified in the Technology Transfer Plan, the Parties shall cooperate and reasonably agree upon formats and procedures to facilitate the orderly and efficient exchanges of Regulatory Documentation, Information, or inventions contemplated under this Section 3.3.1.
3.3.2    Cooperation. Each Party shall, to the extent requested by the other Party, provide such other Party with all reasonable assistance required in order to transfer to the other Party the Regulatory Documentation, Denali Know-How and Sanofi Know-How (including, in each case, any Joint Program Know-How), and other Information required to be provided pursuant to Section 3.3.1 (Technology Transfer Plan and Procedure), in each case in a timely manner, and shall assist the other Party with respect to the Exploitation of any Compound and any Products in accordance with the terms of this Agreement; provided that such Party’s requirement to provide the other Party any tangible items, including any documentation, shall be limited to those items then-existing and Controlled by such Party or any of its Affiliates at the time of such request by the other Party; provided, further, that in the event Denali exercises the Denali Royalty Option for any given CNS Product included in the CNS Program in a Cost Profit Sharing Country, Sanofi shall not be required to make such Regulatory Documentation, Sanofi Know-How (including any Joint Program Know-How) or other Information available to Denali for such Cost Profit Sharing Opt Out Product applicable solely to the corresponding Cost Profit Sharing Opt Out Country(ies). Without limiting the foregoing, if visits of a Party’s representatives to the other Party’s facilities are reasonably requested by the other Party for purposes of transferring such Regulatory Documentation, Denali Know-How, Sanofi Know-How, Joint Program Know-How or other Information Controlled by a Party to the other Party or for purposes of the other Party acquiring expertise on the practical application of such Information or assisting on issues arising during such Exploitation, such Party shall use Commercially Reasonable Efforts to [***].

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3.3.3    Initial Transition Activities. The Technology Transfer Plan shall include certain pre-clinical and non-clinical activities to be conducted by Denali and activities with respect to the Manufacture of certain Licensed Compounds and Licensed Products, as further described in Schedule 3.3.3 (“Initial Transition Activities”). Sanofi shall reimburse Denali for its Development Costs incurred in the performance of the activities set forth on Schedule 3.3.3 (except those activities that are specifically in support of Phase Ib Trials or Phase II Trials for Alzheimer’s Disease, including non-clinical support specific to such Clinical Studies); provided that [***].
3.3.4    Transition Plan Costs. Except as provided in Section 3.3.3 (Initial Transition Activities), each Party shall be responsible for its FTE Costs and any Out-of-Pocket Costs incurred by such Party in performing disclosure and transfer activities pursuant to this Section 3.3 (Disclosure of Technology for Development Purposes) or otherwise pursuant to the Technology Transfer Plan, including all materials for both the CNS Program and the Peripheral Program. In addition, notwithstanding the above, neither Party shall be obligated to provide or make available to the other Party research tools, materials or Information generally applicable to Development of products for the treatment of diseases or conditions, to the extent such items are not reasonably necessary for the other Party to further Develop or Manufacture the applicable Compounds or Products in the Territory under this Agreement.
3.4    Regulatory Matters.
3.4.1    Peripheral Program. Sanofi shall be responsible for, and bear the costs of, all regulatory activities with respect to Peripheral Compounds and Peripheral Products, provided, however, that Denali shall provide Sanofi with reasonable assistance as set forth in the Technology Transfer Plan, and otherwise as mutually agreed by the Parties.
3.4.2    CNS Program Regulatory Lead. On jurisdiction-by-jurisdiction basis for a CNS Product: (a) Denali shall be the Regulatory Lead with respect to regulatory matters and interactions related to the Denali CNS Development Activities with respect to such CNS Product (or, if earlier, Denali’s exercise of the Denali Royalty Option pursuant to Section 7.8 (Denali Royalty Option) with respect to such CNS Product); and (b) Sanofi shall be the Regulatory Lead with respect to regulatory matters and interactions related to (i) the Sanofi CNS Development Activities, or (ii) all Commercialization activities for such CNS Product.
3.4.3    CNS Program Regulatory Activities. The following shall apply with respect to regulatory activities relating to the CNS Program:
(a)    CNS Program Regulatory Lead. Subject to Section 3.4.3(c) (CNS Program Major Market Involvement), the applicable Regulatory Lead shall have the lead role and responsibility with respect to the preparation, obtaining and maintenance of all Regulatory Documentation necessary to perform the applicable activities under the CNS Development Plan or Commercialization Plan. The Non-Regulatory Lead shall support the Regulatory Lead, as may be reasonably necessary, in the preparation, obtaining and maintenance of such Regulatory Documentation, and in the activities in support thereof, including providing necessary documents or other materials required by Applicable Law to obtain such Regulatory Approvals, in each case in accordance with the terms and conditions of this Agreement.

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(b)    CNS Program Regulatory Documentation. All Regulatory Documentation to the extent relating to a CNS Compound or CNS Product with respect to an Indication within the CNS Program shall be owned by, and shall be the sole property and held in the name of the then-Regulatory Lead for such Indication, subject to the then-Non-Regulatory Lead’s right to use such Regulatory Documentation in accordance with the licenses granted under Article 6 (License Grants; Exclusivity). All Regulatory Documentation relating to the CNS Compounds or CNS Products that is not specific to any particular Indication shall be owned by, and shall be the sole property and held in the name of Sanofi, subject to Denali’s right to use such Regulatory Documentation in accordance with the licenses granted under Article 6 (License Grants; Exclusivity). In the event one Party replaces the other Party as the Regulatory Lead, the Parties shall, in manner consistent with the Transition Plan: (i) transition to such Regulatory Lead all applicable INDs for the applicable CNS Product and Indication; (ii) hereby assign to such Regulatory Lead all of such other Party’s right, title and interest in and to all Regulatory Documentation (to the extent consistent with the above provisions of this Section 3.4.3(b) regarding ownership of such Regulatory Documentation) in the Territory and Controlled by such other Party during the Term; and (iii) duly execute and deliver, or cause to be duly executed and delivered, such instruments and shall do and cause to be done such acts and things, including the filing of such assignments, agreements, documents, and instruments, as may be necessary under, or as such Regulatory Lead may reasonably request to carry out more effectively the purpose of this Section 3.4.3(b).
(c)    CNS Program Major Market Involvement. The Regulatory Lead in a Major Market for the applicable CNS Compounds and CNS Products and the applicable Indication shall provide the Non-Regulatory Lead with an opportunity to review and comment on the Regulatory Lead’s regulatory strategy for obtaining Regulatory Approvals for such CNS Products, and all Major Market Regulatory Filings for such CNS Compounds and CNS Products (collectively, “Major Market CNS Regulatory Filings”). The Regulatory Lead shall consider in good faith the Non-Regulatory Lead’s comments and use reasonable efforts to implement such comments. The Regulatory Lead shall provide access to interim drafts of such Major Market CNS Regulatory Filings to the Non-Regulatory Lead via the access methods (such as secure databases) established by the JDC, and the Non-Regulatory Lead shall provide its comments on the final drafts of such Major Market CNS Regulatory Filings or of proposed material actions within [***] (or [***] in the case of Drug Approval Applications), or such other period of time mutually agreed to by the Parties. In the event that a Regulatory Authority in the Territory establishes a response deadline for any such Major Market CNS Regulatory Filing (or material action with respect thereto) shorter than such [***] period (or [***] period in the case of Drug Approval Applications), the Parties shall work cooperatively to ensure the Non-Regulatory Lead has a reasonable opportunity for review and comment within such deadlines.
(d)    CNS Program Regulatory Authority Visits. The Regulatory Lead shall provide the Non-Regulatory Lead with prior written notice, to the extent the Regulatory Lead has advance knowledge, of any scheduled substantive meeting, conference, or discussion (including any advisory committee meeting) with a Regulatory Authority in the Major Markets relating to the CNS Program, within [***] after the Regulatory Lead first receives notice of the scheduling of such substantive meeting, conference, or discussion, unless the Regulatory Lead believes it is reasonably necessary for such substantive meeting, conference or discussion to occur

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within [***] of scheduling, in which case such notice to the Non-Regulatory Lead shall be made as soon as practicable to provide the Non‑Regulatory Lead a reasonable opportunity to attend such meeting, conference, or discussion. The Non-Regulatory Lead shall have the right to have up to [***] of its employees participate in all such substantive meetings, conferences, and discussions. The Regulatory Lead will provide the other Party with a copy of any correspondence from or to the Regulatory Authority, including any reports, such as meeting minutes, or findings issued by the Regulatory Authority in connection with an audit by such Regulatory Authority or otherwise.
(e)    CNS Program Cost Profit Sharing. All costs incurred with respect to regulatory activities relating to: (i) the CNS Development Plan shall be a Shared Development Cost borne or shared by the Parties in accordance with Section 7.7 (Cost Profit Sharing); (ii) the Co-Commercialization Plan pertaining to Commercialization activities for CNS Products in each country of the Cost Profit Sharing Countries, shall be an Allowable Expense; or (iii) any other Development or Commercialization activities shall be borne by the Party who incurred such costs; provided that, from and after the Co-Funding End Date following Denali’s exercise of the Denali Royalty Option with respect to a particular CNS Product or all Products included in the CNS Program, each Party shall be solely responsible for all such costs incurred by such Party with respect to such CNS Product or the CNS Program, as the case may be.
3.4.4    Regulatory Data. To the extent not provided pursuant to Section 3.3 (Disclosure of Technology for Development Purposes), the JDC shall establish a process pursuant to which each Party shall promptly provide to the other Party copies of or access to non-clinical data and Clinical Data, and other Information, results, and analyses with respect to any Development activities for the CNS Program and its Additional CNS Development Activities (collectively, “Regulatory Data”).
3.5    Records. Each Party shall maintain records in accordance with its standard practices, which shall be consistent with standard practices in the pharmaceutical industry and in compliance with Applicable Law. Such records shall be retained by such Party for at least [***] after the Calendar Year to which such records relate, or for such longer period as may be required by Applicable Law. Upon request, such Party shall provide copies of the records it has maintained pursuant to this Section 3.5 to the other Party.

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3.6    Clinical Trial Register and Data Transparency. The JDC will establish timelines and procedures for reviewing any public disclosure of Clinical Data, which procedures will include review and approval by [***] before any public disclosure. For the CNS Program, the applicable Development Lead will, and for the Peripheral Program, Sanofi will, in accordance with Applicable Law and its internal data transparency policies, publish the results or summaries of Clinical Studies relating to a Compound or Product on a clinical trial register maintained by it and the protocols of clinical trials relating to such Compound or Product on www.ClinicalTrials.gov (or an equivalent register, or as otherwise required by Applicable Law or such Party’s policies). In the event that the data transparency policies of the other Party (regardless if such policy is based upon Applicable Law or other internal guidelines) are materially different to the data transparency policies of the applicable Development Lead (with respect to the CNS Program) or Sanofi (with respect to the Peripheral Program), as the case may be, the JDC shall meet in good faith to resolve such material differences, provided that neither
Party shall be permitted to prevent the disclosure of data by the other Party as required by such other Party’s data transparency policies.
3.7    Patient Samples. With respect to the CNS Program, the Development Lead for the applicable Clinical Trial shall retain and archive all clinical samples obtained by such Party in the course of such Clinical Trial (“CNS Patient Samples”), and shall provide the other Party reasonable access to such retained CNS Patient Samples, including for use by a Party for activities outside the scope of this Agreement to the extent there are CNS Patient Samples available for use and there would be sufficient CNS Patient Samples remaining for use in connection with the CNS Program under this Agreement. All patient samples collected and retained in connection with Clinical Studies involving a Peripheral Compound or Peripheral Product (together with compilations of Information comprising annotations regarding patient histories or correlating patient outcomes, with respect to such samples, “Peripheral Patient Samples”) shall, as between the Parties, be owned by Sanofi. Each Party shall use CNS Patient Samples and Peripheral Patient Samples in accordance with Applicable Law, including any informed consent and institutional review board regulations and all applicable requirements relating to the protection of human subjects.
3.8    Regulatory Audits by a Party. The Regulatory Lead for a CNS Product and Sanofi with respect to Peripheral Products may conduct audits of the other Party’s, including of its and, to the extent permitted, its Third Party Providers’, Regulatory Documentation (including reports from an audit conducted by a Regulatory Authority and any material correspondence relating thereto) or other records, Manufacturing and premises from time to time upon reasonable advance notice and during regular business hours as reasonably deemed necessary or appropriate by the inspecting Party to ensure compliance with GCP, GLP, GMP, Regulatory Approvals or other requirements of Regulatory Authorities applicable to the Compounds or Products. Denali shall promptly notify Sanofi of any audit conducted by a Regulatory Authority of Denali, or Affiliates of Denali, or Third Party Providers of Denali or its Affiliates to the extent known to Denali, and, in each case, to the extent relating to a Compound or Product.

ARTICLE 4
MANUFACTURING

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4.1    Manufacturing Transfer. As soon as practicable after the Effective Date, Denali shall (i) transfer to Sanofi, at no cost to Sanofi, all inventories of raw materials, starting materials, Licensed Compounds, reference standards (Licensed Compounds and impurities) and Licensed Products; and (ii) transfer to Sanofi the Manufacturing of Licensed Compounds and Licensed Product as further described in the Technology Transfer Plan (“Manufacturing Transfer”), in each case (i) and (ii) except for those quantities as are necessary for Denali to perform the activities allocated to Denali under the Technology Transfer Plan or the CNS Development Plan, and to perform its Manufacturing obligations under Section 4.2 (Manufacturing Responsibility). Notwithstanding anything to the contrary in this Agreement, the Manufacturing Transfer shall be subject to the terms and conditions of the agreements between Denali and its applicable Third Party Providers of manufacturing services and technology with respect to Licensed Compounds and Licensed Products (each agreement, a “CMO Supply Agreement”) listed on Schedule 4.1. Each Party will be responsible for its own FTE Costs incurred in performing the Manufacturing Transfer with respect to the Licensed Compounds and Licensed Products, and Sanofi shall be responsible for all Out-of-Pocket Costs incurred in performing such Manufacturing Transfer, and shall reimburse Denali for any such Out-of-Pocket Costs incurred by Denali in performing such Manufacturing Transfer. Promptly after the Effective Date, Denali shall provide access to Sanofi to all necessary documentation (including copies of quality agreements in place between Denali and its Third Party Providers for the Manufacture of such Licensed Compounds or Licensed Products) and access to relevant Third Party Providers to allow Sanofi to coordinate its anticipated activities with such Third Party Providers, including the release by Sanofi, for use in Clinical Studies, of inventories of Licensed Compounds or Licensed Products transferred by Denali to Sanofi pursuant to (i) hereof.
4.2    Manufacturing Responsibility. Until completion of the Manufacturing Transfer, Denali shall be responsible for Manufacturing or having Manufactured each Licensed Compound and Licensed Product. Following completion of the Manufacturing Transfer, Sanofi shall be solely responsible for Manufacturing Compounds and Products, except that (a) Denali shall retain responsibility for Manufacturing, and supplying Sanofi with, quantities of Licensed Compounds and Licensed Products as further described on Schedule 3.3.3, and (b) Denali shall retain the right to Manufacture (or have Manufactured by a Third Party) quantities of Compounds and Products (i) for use in Additional Development Activities conducted by Denali, and (ii) to conduct formulation development activities in support of such Additional Development Activities.
4.3    Manufacturing Costs. All Manufacturing Costs incurred (a) in furtherance of the CNS Development Plan shall be a Development Cost borne by a Party or a Shared Development Cost shared by the Parties in accordance with Section 7.7 (Cost Profit Sharing); (b) in furtherance of the Co-Commercialization Plan pertaining to Commercialization activities for CNS Products in each country of the Cost Profit Sharing Countries, shall be an Allowable Expense; or (c) in furtherance of (i) any Additional CNS Development Activities, or (ii) other Commercialization activities for the CNS Program not covered in the foregoing clause (b), shall be borne by the Party who incurred such costs; provided that, if Denali exercises the Denali Royalty Option, Sanofi shall, from and after the Co-Funding End Date with respect to the particular Cost Profit Sharing Opt Out Product for sales in the applicable Cost Profit Sharing Opt Out Country, bear all Manufacturing Costs with respect to the applicable Cost Profit Sharing Opt Out Product for sales in the applicable Cost Profit Sharing Opt Out Country (including, for the avoidance of doubt, any CNS Compound(s)

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contained therein) and, to the extent that Denali Manufactures any such Cost Profit Sharing Opt Out Product or CNS Compound therein for sales in the applicable Cost Profit Sharing Opt Out Country, shall reimburse Denali for its Manufacturing Costs incurred in connection with the Manufacture of such Cost Profit Sharing Opt Out Product or CNS Compound therein for sale in the applicable Cost Profit Sharing Opt Out Country. Sanofi shall bear all Manufacturing Costs for Peripheral Compounds and Peripheral Products and, to the extent that Denali Manufactures any Peripheral Compounds or Peripheral Products, Sanofi shall reimburse Denali for its Manufacturing Costs incurred in connection with the Manufacture of Peripheral Compounds and Peripheral Products.

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4.4    Supply Agreements. If, in a given country or region, a Party (“Non‑Manufacturing Party”) requires Compound or Product for the conduct of activities under a Program and the other Party (“Manufacturing Party”) is responsible for Manufacturing such Compound or Product, then, upon either Party’s request, the Parties shall enter into separate supply and associated quality agreements (each, a “Supply and Quality Agreement”) covering the terms of supply to such Party for such activities. The Supply and Quality Agreement will contain terms and conditions that are reasonable and customary for agreements of such nature, including a right of the Non-Manufacturing Party to include its Manufacturing Costs as Shared Development Costs or Allowable Expenses, as applicable and to the extent provided in Section 7.7 (Cost Profit Sharing), or if such Manufacturing Costs are not Shared Development Costs or Allowable Expenses in accordance with Section 7.7 (Cost Profit Sharing), the Non‑Manufacturing Party shall reimburse the Manufacturing Party for such Manufacturing Costs. If the Parties are unable to reach agreement on such provisions within [***] of a request by either Party to enter into a Supply and Quality Agreement (which [***] period may be extended upon the mutual agreement of the Parties), upon request by either Party, the same shall be determined pursuant to Section 15.6.3 (ADR). The terms of any such Supply and Quality Agreement, including the Manufacturing Party’s and the Non-Manufacturing Party’s respective rights and obligations under such Supply and Quality Agreement, shall be consistent with, and limited by, rights and obligations of the Manufacturing Party under any applicable CMO Supply Agreements. To the extent there is any conflict between the terms and conditions of such Supply and Quality Agreements and this Agreement with respect to the matters expressly covered by such Supply and Quality Agreements, then such Supply and Quality Agreements shall control.
4.5    Manufacture Working Group. The JSC shall establish a manufacture working group (“Manufacture Working Group”) to coordinate the Manufacturing Transfer activities by the Parties as set forth in Section 4.1 (Manufacturing Transfer) and to assist the JSC in its responsibility with respect to the review and resolution of Manufacturing matters.

ARTICLE 5
COMMERCIALIZATION
5.1    General. Subject to the terms of this Agreement, including Section 2.3 (Joint Commercialization Committee) and Section 2.5 (Discontinuation of Joint Committees), the JCC or the JSC, as applicable, shall oversee and, to the extent applicable, coordinate, the Commercialization of Compounds and Products in the Territory.
5.2    Commercialization Activities.
5.2.1    Efforts. With respect to [***], Sanofi shall use Commercially Reasonable Efforts to commercialize such [***] for at least [***] years after [***] is obtained. Each Party shall [***]. Each Party shall perform any and all of its Commercialization activities with respect to each Program in compliance with all Applicable Law.
5.2.2    Allocation of Peripheral Program Activities and Costs. Sanofi shall be responsible for, and bear the cost of, all Commercialization activities with respect to the Peripheral Program.

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5.2.3    Allocation of Program Activities and Costs. Sanofi shall be responsible for, and bear the costs of, all Commercialization activities with respect to the Programs, subject to (a) Denali’s rights to (i) engage in Co-Commercialization Activities under Section 5.2.4 (Co-Commercialization Option in U.S. and China), and activities related to such Co-Commercialization Activities pursuant to the other provisions in this Article 5 (Commercialization), and (ii) participate in Cost Profit Sharing under Section 7.7 (Cost Profit Sharing); and (b) Denali’s obligations with respect (i) any such Co-Commercialization Activities under this Article 5 with respect to which Denali has exercised the Co-Commercialization Option, or (ii) Cost Profit Sharing under Section 7.7 (Cost Profit Sharing) for each Cost Profit Sharing Product until the Co-Funding End Date for such Cost Profit Sharing Product, if applicable.
5.2.4    Co-Commercialization Option in U.S. and China.
(a)    Co-Commercialization Option. For each of the United States and China, subject to Section 5.2.4(b) (Co-Commercialization Agreement), Denali shall have an option (“Co-Commercialization Option”) to elect to provide between [***] and [***] of the Detailing efforts and MSL Activities for each CNS Product in the relevant country for Indications [***] (such percentage range, the “Denali Activities Range”), such activities, collectively, the “Co‑Commercialization Activities” and either such country, once elected, is part of the “Co‑Commercialization Territory” and is a “Co-Commercialization Country” and for so long as the Parties are engaged in Co-Commercialization Activities with respect to such CNS Product in such Co-Commercialization Country, such CNS Product is a “Co-Commercialization Product”). For purposes of the preceding sentence, any efforts with respect to electronic contacts by means of information technology (e.g., videoconferencing) by or on behalf of either Party shall not be considered in determining the percentage of Detailing efforts and MSL Activities provided by Denali. Denali may exercise the Co-Commercialization Option for each such CNS Product in each such country (on a country-by-country and CNS Product-by-CNS Product basis) by (a) providing written notice to Sanofi no later than [***] before the anticipated Commercial launch of the applicable CNS Product in such country; and (b) reasonably demonstrating to Sanofi that Denali has, or will have on a timely basis, resources in place sufficient to perform Denali’s share of the Co-Commercialization Activities for such CNS Product in such country.
(b)    Co-Commercialization Agreement. The first time Denali exercises the Co-Commercialization Option for a CNS Product in a Co-Commercialization Country, the Parties shall negotiate in good faith terms and conditions of a co-commercialization agreement pursuant to which they will conduct the Co-Commercialization Activities for such CNS Product in the applicable country (“Co-Commercialization Agreement”) and, to the extent Denali exercises its Co‑Commercialization Option for any other CNS Product in such Co-Commercialization Country, the applicable Co-Commercialization Agreement shall be updated to include such CNS Product. The Co-Commercialization Agreement will contain the terms and conditions set forth on Schedule 5.2.4 and such other terms as are agreed upon by the Parties; provided that in the event of any conflict between the terms of a Co-Commercialization Agreement and the terms of this Agreement (including Schedule 5.2.4), the terms of this Agreement shall control. The Parties shall use Commercially Reasonable Efforts to enter into the Co-Commercialization Agreement no later than [***] following the date upon which Denali exercises the Co‑Commercialization Option, or

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such later date as the Parties may agree in writing. Until the Parties enter into the Co-Commercialization Agreement, the terms of this Agreement, including those set forth in Schedule 5.2.4, shall govern the Parties’ Co-Commercialization Activities (during such period, references in Schedule 5.2.4 to the Co-Commercialization Agreement shall be deemed to be references to Schedule 5.2.4) and, for the avoidance of doubt, Denali shall have the right to conduct Co-Commercialization Activities in accordance with the terms of this Agreement.
(c)    Termination of Co-Commercialization Activities Following Exercise of Denali Royalty Option. If Denali exercises the Denali Royalty Option for a Cost Profit Sharing Product in a Cost Profit Sharing Country, then Denali’s right and responsibility to conduct its portion of the Co-Commercialization Activities in such country for the applicable Cost Profit Sharing Opt Out Product will terminate over a reasonable transition time as specified in this Section 5.2.4(c); provided, however, that (i) unless Sanofi notifies Denali otherwise, Denali’s Co-Commercialization Activities would not terminate if Denali exercises the Denali Royalty Option with respect to a particular Cost Profit Sharing Product in a Cost Profit Sharing Country at a time between [***] before the anticipated date of the launch (as determined by JCC and for which Denali has received written notice) of the relevant Cost Profit Sharing Product in such Cost Profit Sharing Country and [***] following such launch (such time period, the “Launch Window”); and (ii) with respect to any time period outside of the Launch Window, [***] shall be a presumptively reasonable transition period, subject to the Parties’ reasonable determination and agreement otherwise. Notwithstanding the foregoing, in no event shall Denali be responsible for any Allowable Expenses with respect to a Cost Profit Sharing Opt Out Product in a Cost Profit Sharing Opt Out Country after the Co‑Funding End Date for such Cost Profit Sharing Opt Out Product pursuant to Section 7.8.1 (Exercise by Denali) and, to the extent that the JCC requests Denali to continue to conduct any Co-Commercialization Activities after the Co-Funding End Date and during the Launch Window for a particular Product in a particular Cost Profit Sharing Country, Sanofi shall reimburse the FTE Costs and Out-of-Pocket Costs incurred by Denali in the conduct of such Co‑Commercialization Activities that would have been Allowable Expenses had the Co-Funding End Date not occurred.
(d)    Termination of Co-Commercialization. At any time after exercising the Co-Commercialization Option for a country, Denali may notify the JCC of Denali’s desire to terminate all of its involvement in the Co-Commercialization Activities for any one or more of the CNS Products in such Co-Commercialization Country. The Parties, through the JCC, will endeavor to make arrangements that transition such activities to Sanofi over a reasonable time determined by the JCC but not to exceed [***] from the date of such notice from Denali unless such notice is delivered during the Launch Window, in which case such [***] period shall begin as of the date of the end of such Launch Window. If Denali exercises the Denali Royalty Option and continues to incur any FTE Costs or Out-of-Pocket Costs pursuant to such a transition of Co-Commercialization Activities following the applicable Co-Funding End Date for the subject Cost Profit Sharing Product, then Sanofi shall reimburse Denali such FTE Costs and Out-of-Pocket Costs. If Denali’s transition after terminating Co-Commercialization Activities for a Cost Profit Sharing Product all occurs during a time while the product remains a Cost Profit Sharing Product, then Denali’s FTE Costs or Out-of-Pocket Expenses shall continue to be allocated towards Allowable Expenses until such transition is complete.

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5.2.5    Commercialization Reports. For each Program, each Party shall report on the Commercialization activities such Party has performed (or caused to be performed) under such Program in accordance with the procedures established by (a) in the case of the CNS Program, the JCC and in any case no less frequently than once every [***]; and (b) in the case of the Peripheral Program, the JSC and in any case no less frequently then once every [***]. The JCC (in the case of the CNS Program) or the JSC (in the case of the Peripheral Program) shall evaluate the work performed in relation to the goals of the applicable Commercialization Plan. Each Party shall provide such other Information pertaining to its Commercialization activities for Products as reasonably requested by the JCC (in the case of the CNS Program) or the JSC (in the case of the Peripheral Program). Sanofi shall also consider in good faith Denali’s views on pricing of the CNS Products in the Co-Commercialization Territory through the JCC.
5.3    Commercialization Plans.
5.3.1    Global Commercialization Plan. Reasonably in advance of the first Regulatory Approval for the first Product within each Program, Sanofi shall prepare for the JSC’s review and comment a Global Commercialization Plan for Products within such Program. Such plan shall include: (a) an outline for the strategy for the Commercial launch of, and subsequent Commercialization of, each such Product in at least the Major Markets; (b) a summary of pre-launch Commercialization activities to be taken, including procurement of any necessary pricing and governmental reimbursement approvals for each such Product in at least the Major Markets; (c) general marketing and promotional plans for each such Product worldwide; and (d) an estimated annual sales forecast for such Products worldwide. The JSC shall agree upon the appropriate level of detail to be included in the respective Global Commercialization Plan, but the Global Commercialization Plan does not need to duplicate the content of any Co-Commercialization Plan.
5.3.2    Co-Commercialization Plan. For any CNS Product that is the subject of Cost Profit Sharing in a Cost Profit Sharing Country, Sanofi shall prepare, in consultation with Denali and for discussion, review and approval by the JCC (or if such CNS Products are not also Co-Commercialization Products, by the JSC), a detailed Co‑Commercialization Plan for the Commercialization of such CNS Products in such country. The Co‑Commercialization Plan for a Cost Profit Sharing Country shall include:
(a)    [***];
(b)    [***];
(c)    a non-binding sales and marketing forecast for such country;
(d)    a non-binding projection of Net Sales of such CNS Products for such country;
(e)    [***];
(f)    [***];

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(g)    for those CNS Products in a country where the Co‑Commercialization Option has been exercised pursuant to Section 5.2.4 (Co‑Commercialization Option in U.S. and China) by Denali for one or more CNS Products, the allocation of Co-Commercialization Activities between the Parties to be undertaken with respect to each of the CNS Products in the applicable country, including the allocation of responsibility for the conduct of any MSL Activities and Detailing, including the geographic allocation of each Party’s sales representatives (consistent with this Section 5.3.2); and
(h)    a Co-Commercialization Budget with respect to the Commercialization Activities for each Cost Profit Sharing Product in such country.
For each Co-Commercialization Country, the Co-Commercialization Plan shall allocate Co‑Commercialization Activities between the Parties, taking into consideration the Parties’ respective actual or reasonably anticipated capabilities, infrastructure and resources in the applicable country, as the case may be, relevant to the CNS Program at the time of expected First Commercial Sale of the CNS Products therein. Notwithstanding the foregoing, if Denali exercises the Co-Commercialization Option the Co‑Commercialization Plan shall provide for sales representatives of each Party to be deployed in at least some of the major metropolitan areas in such country.
5.3.3    Amendments and Updates. The JCC (or if applicable, the JSC) shall review the Commercialization Plans (including, if applicable, the associated Co-Commercialization Budget) on a regular basis, and in no event less frequently than once every [***] (as provided below), or more frequently as needed to take into account completion, commencement or cessation of Commercialization activities contemplated in the then-current applicable Commercialization Plan for, as well as any newly available Information related to, such Program. Either Party, through its representatives on the JCC (or if applicable, the JSC), may propose amendments to, or comments on, a Commercialization Plan (or, if applicable, the associated Co-Commercialization Budget) for a given Program from time to time. Amendments to the Co-Commercialization Plan shall be subject to approval in accordance with Section 2.4.5 (Joint Committee Decision Making). In any event, an updated Commercialization Plan, including the associated Co‑Commercialization Budget (if applicable), shall be provided by the JCC (and approved by the JSC as required) (or if applicable, provided to and approved by the JSC) no later than November 20 of each Calendar Year. If a revised Co‑Commercialization Plan

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(and associated Co‑Commercialization Budget) is not approved by the JSC by December 15 of a Calendar Year, then, until such time as such a revised Co‑Commercialization Plan (and associated Co‑Commercialization Budget (if applicable)) is approved in accordance with Section 2.4.5 (Joint Committee Decision Making): (a) the then‑current Co-Commercialization Plan (and associated Co-Commercialization Budget) shall continue to govern the Parties’ Commercialization activities under this Agreement with respect to the CNS Program in the Co-Commercialization Territory; and (b) each Party shall be permitted to conduct the activities allocated to such Party in such then-current Co-Commercialization Plan and to incur costs consistent with such associated Co-Commercialization Budget, which costs (with respect to the Cost Profit Sharing Products in each Cost Profit Sharing Country) shall be shared by the Parties as Allowable Expenses in accordance with Section 7.7 (Cost Profit Sharing).
5.4    CNS Program Activities involving Sales Representatives.
5.4.1    Conduct of Sales Representatives. If Denali exercises its Co‑Commercialization Option pursuant to Section 5.2.4 (Co-Commercialization Option in U.S. and China) with respect to any Co-Commercialization Country, then with respect to each such country, the following shall apply:
(a)    Statements by Sales Representatives. Denali and Sanofi shall each ensure that its sales representatives do not make any representation, statement, warranty or guaranty with respect to a CNS Product that is not consistent with the applicable, current package insert of prescribing information or other documentation accompanying or describing such CNS Product, including mutually approved limited warranty and disclaimers, if any. Denali and Sanofi shall each ensure that its sales representatives do not make any statements, claims or undertakings to any person with whom they discuss or promote CNS Products that are not consistent with, nor provide or use any labeling, literature or other materials other than, those Promotional Materials currently approved for use by the JCC in the applicable country of the Co‑Commercialization Territory. If at any time Sanofi no longer approves the use of specified Promotional Materials in any country of the Co‑Commercialization Territory, each Party shall take appropriate action to remove the Promotional Materials from use, destroy such Promotional Materials or otherwise modify such Promotional Materials for an approved use.
(b)    Training Materials Review. Denali shall have the right to review and comment on the training materials and programs to be used in such markets prior to the implementation of such training materials and programs, in accordance with reasonable processes established by the JCC, and Sanofi shall give good faith consideration to Denali’s comments regarding such training materials and programs, including any comments related to the training materials’ and programs’ compliance with Applicable Law.
(c)    Compliance with Laws. Denali and Sanofi shall each cause its sales representatives performing activities under the Co-Commercialization Plan to comply with Applicable Law and industry guidelines related to the performance of its obligations hereunder.
(d)    Activity Recordkeeping. Each Party shall maintain records of its sales representatives’ activities relating to CNS Products in each applicable country of the Co-

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Commercialization Territory and each Party shall allow representatives of the other Party to inspect such records upon request during normal business hours and upon reasonable prior notice.

(e)    KPI Dashboards. Sanofi shall, with Denali’s assistance as reasonably requested by Sanofi and solely to the extent Denali possesses relevant information, establish a performance dashboard that visually tracks, analyzes and displays key performance indicators (KPI), metrics and key data points relating to market shares, net sales and sales activities to be presented at each JCC meeting. Each Party shall cause its sales representatives to record and report their Detailing activities using an auditable customer relationship management (“CRM”) tool.
5.4.2    Calculation of Sales Force Costs. For the purposes of calculating the FTE Costs of each Party’s sales representatives performing activities in each Cost Profit Sharing Country under the applicable Co-Commercialization Plan, the FTE Rate shall be deemed to be [***] of the applicable FTE Rate pursuant to Section 1.61 (“FTE Rate” definition) for such sales representative on a full-time basis; provided that for each sales representative who also engages in promotion activities for a product other than a CNS Product during the relevant Calendar Quarter, the cost of such sales representative (for purposes of calculating Allowable Expenses) shall be reduced proportionately based on the Detail position of such other product(s) during such sales activities and a reasonable apportionment of the value of such Detail position(s) for such other product(s). For such purposes: (i) in a two-product Detail, the first position Detail shall be deemed [***] and the second position shall be deemed [***] of the value of the product Detail; (ii) in a three-product Detail, the first position Detail shall be deemed [***], the second position shall be deemed [***] and the third position shall be deemed [***] of the value of the product Detail; and (iii) the value of other similar multi-product promotions shall be allocated in a similar way. For example, if a sales representative who is promoting only a Cost Profit Sharing Product in a Cost Profit Sharing Country and no other products in a Calendar Quarter, [***] of the FTE Rate for such sales representative shall be included for purposes of calculating the Allowable Expenses for such Calendar Quarter, whereas if such sales representative is promoting one other product and such other product is in the second Detail position, only [***] of the FTE Rate for such sales representative shall be included in calculating the Allowable Expenses for such Calendar Quarter. For the purposes of calculating the FTE Costs of each Party’s sales representatives performing activities in the Cost Profit Sharing Countries under the applicable Co-Commercialization Plan, the FTEs of contractor sales force shall be reported in the same FTE category as employee sales force and the FTE Rate for such contractor sales force FTEs shall be calculated in accordance with Section 1.61 (“FTE Rate” definition); provided that the contractor sales force and medical science liaisons of a Party in a Cost Profit Sharing Country shall not exceed [***] of the sales force and medical science liaisons of such Party for such Cost Profit Sharing Product in such Cost Profit Sharing Country, unless mutually agreed otherwise by Parties; provided, further, that the foregoing restriction shall not apply to Denali until the expiration of the first [***] after the First Commercial Sale of the first Co-Commercialization Product in the applicable Co‑Commercialization Country so long as employees of Denali acting as senior personnel equivalent to national or regional sales directors and national or regional directors of MSL Activities are responsible for managing such sales force and such medical science liaisons.

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5.5    Advertising and Promotional Materials. Sanofi shall develop relevant sales, promotion, market access and advertising materials (collectively, “Promotional Materials”) in each case consistent with Applicable Law, the applicable Commercialization Plans and any determinations made by the JCC with respect to such matters pursuant to Section 2.3.2 (Specific Responsibilities) (as applicable). Sanofi shall be responsible for the medical, regulatory and legal review of Promotional Materials and for the interpretation and adherence to the Applicable Law governing the preparation and use of such Promotional Materials, including any advance review of the Promotional Materials required by the applicable Regulatory Authority. Notwithstanding the foregoing, in the event Denali exercises its Co‑Commercialization Option pursuant to Section 5.2.4 (Co-Commercialization Option in U.S. and China) in any country within the Co-Commercialization Territory, Denali shall have the right to review and comment on the Promotional Materials for the applicable Co-Commercialization Product(s) to be used in each applicable Co-Commercialization Country prior to the implementation of such Promotional Materials, in accordance with the reasonable processes established by the JCC, and Sanofi shall give good faith consideration to Denali’s comments regarding the Promotional Materials, including any comments related to the Promotional Materials’ compliance with Applicable Law. Sanofi will own all right, title and interest in and to any and all Promotional Materials (except with respect to any Corporate Names of Denali included in any Promotional Materials). Denali will execute all documents and take all actions as are reasonably requested by Sanofi to vest title to such Promotional Materials in Sanofi.
5.6    Medical Inquiries. Except as assigned to Denali as part of the Co‑Commercialization Plan, Sanofi shall handle all medical questions or inquiries from members of the medical profession in any country regarding the Products. In the event Denali exercises its Co-Commercialization Option in a country within the Co-Commercialization Territory, Denali shall, and shall cause its sales representatives or medical science liaisons (as applicable depending on the nature of the question or inquiry) to, refer to Sanofi all such questions and inquiries within [***] hours of receipt, unless earlier notification is required pursuant to the Pharmacovigilance Agreement or Applicable Law. Sanofi shall respond appropriately to all such inquires in a timely manner.
5.7    Product Packaging; Branding. Sanofi shall develop and approve packaging and Product Labeling for each Product, which in all cases shall be consistent with the Commercialization Plans and in accordance with Applicable Law. Sanofi shall also be responsible for determining medical communications, positioning, messaging, and branding for each Product in each jurisdiction or region; provided that positioning, messaging, and branding for each Product shall be consistent with the applicable Commercialization Plans and Applicable Law. Notwithstanding the foregoing, in the event Denali exercises its Co-Commercialization Option with respect to any country within the Co-Commercialization Territory, Denali shall have the right to review and comment on Product Labeling, as well as positioning, messaging, and branding, for each Co-Commercialization Product in such country(ies) of the Co-Commercialization Territory, all in accordance with the reasonable processes established by the JCC, and Sanofi shall give good faith consideration to Denali’s comments regarding such matters.

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5.8    Sales and Distribution. Sanofi shall (a) book all sales of Products and (b) be responsible for warehousing and distributing the Products. If Denali receives any orders for a Product, it shall refer such orders to Sanofi in the applicable country or region.
5.9    Shipping and Returns. Sanofi shall be responsible for handling all returns of the Products. If a Product sold is returned to Denali, Denali shall promptly ship such Product to a facility designated by Sanofi. Sanofi shall also be responsible for handling all aspects of such Product order processing, invoicing and collection, distribution, inventory, and receivables for each jurisdiction or region.
5.10    Recalls, Market Withdrawals or Corrective Actions. In the event that any Regulatory Authority issues or requests a recall or takes a similar action in connection with a Product, or in the event either Party determines that an event, incident or circumstance has occurred that may result in the need for a recall or market withdrawal, in each case, in any jurisdiction or region, the Party notified of such recall or similar action, or the Party that desires such recall or similar action, shall, within [***] hours, advise the other Party thereof orally or in writing. Sanofi shall decide whether to conduct a recall in such jurisdiction or region and the manner in which any such recall shall be conducted, provided that Sanofi shall make such decision in consultation with Denali if the recall pertains to the CNS Program, except in the case of a government mandated recall or if Denali has exercised the Denali Royalty Option, in which case Sanofi may act without such advance notice or consultation, but shall notify Denali as soon as possible. Each Party shall make available to the other Party, upon request, all of such Party’s pertinent records that such other Party may reasonably request to assist such other Party in effecting any recall.
5.11    Product Trademarks. [***].
5.12    Markings. To the extent required by Applicable Law in a country or other jurisdiction in the Territory, the Promotional Materials, packaging, and Product Labeling for the Licensed Products shall contain the Corporate Name of both Sanofi and Denali.
5.13    Responsibility for Commercialization Costs. The costs and expenses of any activities conducted pursuant to Section 5.4.2 (Calculation of Sales Force Costs), Section 5.6 (Medical Inquiries), Section 5.7 (Product Packaging; Branding), Section 5.8 (Sales and Distribution), Section 5.9 (Shipping and Returns) and Section 5.10 (Recalls, Market Withdrawals or Corrective Actions) (a) for Cost Profit Sharing Products in each applicable Cost Profit Sharing Country shall be included in calculating Allowable Expenses, and (b) otherwise (including with respect to the Peripheral Program) such costs and expenses shall be the responsibility of Sanofi.

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ARTICLE 6
LICENSE GRANTS; EXCLUSIVITY
6.1    License Grants to Sanofi.
6.1.1    Grant. Subject to the terms and conditions of this Agreement (including Section 6.1.2 (Certain Restrictions and Reservations)), Denali hereby grants to Sanofi:
(a)    An exclusive (including exclusive of Denali) royalty-bearing license and Right of Reference, with the right to grant sublicenses and further Rights of Reference through multiple tiers in accordance with Section 6.3.1 (By Sanofi), under the Denali Technology (including Denali’s interest in the Joint Program Know-How and Joint Program Patents), to Exploit Licensed Compounds, Licensed Products, Sanofi Compounds and Sanofi Products, in the Field in the Territory; and
(a)    A non-exclusive royalty-bearing license, with the right to grant sublicenses in accordance with Section 6.3.1 (By Sanofi), to use Denali’s Corporate Names solely as required by Applicable Law to Exploit Licensed Compounds, Licensed Products, Sanofi Compounds and Sanofi Products, in the Field in the Territory.
6.1.2    Certain Restrictions and Reservations. In no event shall Sanofi use (or authorize the use of) any Denali Technology (other than Joint Program Know-How and Joint Program Patents) except for the purposes of Exploiting Licensed Compounds, Licensed Products, Sanofi Compounds and Sanofi Products under and in accordance with this Agreement. Notwithstanding Section 6.1.1 (Grant) and without limiting Denali’s obligations under Section 6.8 (Exclusivity) or any other applicable term of this Agreement, [***]. For the avoidance of doubt, Denali retains the right to use and otherwise Exploit (x) the Denali Technology for purposes of the Development, Manufacture or Commercialization of any compounds or products that are not Compounds or Products; and (y) Denali’s Corporate Names for any and all purposes.
6.2    License Grants to Denali.
6.2.1    Grant. Subject to the terms and conditions of this Agreement (including Section 6.2.2 (Certain Restrictions and Reservations)), Sanofi hereby grants to Denali:
(a)    A license and Right of Reference, with the right to grant sublicenses and further Rights of Reference in accordance with Section 6.3.2 (By Denali), under the Sanofi Technology (including Sanofi’s interest in Joint Program Know-How and Joint Program Patents) and a sublicense under the rights in the Denali Technology granted to Sanofi under Section 6.1 (License Grants to Sanofi) to Exploit CNS Licensed Compounds, CNS Licensed Products, Sanofi CNS Compounds and Sanofi CNS Products, in the Field in the Territory (i) in accordance with the applicable Development Plan (including pre-clinical and non-clinical activities for Indications within Alzheimer’s Disease), (ii) for discovery and development of biomarkers in connection with the Program, (iii) the conduct of counter-screens in connection with medicinal chemistry efforts in connection with the Program, (iv) research purposes (including basic biology research to validate new Indications for RIPK1 Inhibitors) in connection with the Program, and (v) for the conduct of

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(A) Additional CNS Development Activities (including any pre-clinical, non-clinical and formulation development activities that may be appropriate to support such Additional CNS Development Activities and making (or having made) Compounds and Products for use in such Additional Development Activities), and (B) the applicable Co-Commercialization Plans, and such licenses granted to Denali under this Section 6.2.1(a) shall be exclusive with respect to the conduct of (x) Phase I Trial and Phase II Trial activities for Indications with Alzheimer’s Disease that are set forth in the CNS Development Plan [***], and (y) any Clinical Study for a particular indication that is an Additional Development Activity conducted by Denali pursuant to Section 3.2.4 (Additional CNS Program Development Activities), and otherwise the licenses granted to Denali under this Section 6.2.1(a) shall be non-exclusive;
(b)    A non-exclusive license, with the right to grant sublicenses in accordance with Section 6.3.2 (By Denali), to use Sanofi’s Product Trademarks and Sanofi’s Corporate Names solely as required by Applicable Law to Exploit Licensed CNS Compounds, Licensed CNS Products, Sanofi CNS Compounds and Sanofi CNS Products, in the Field in the Territory in accordance with Section 5.12 (Markings), the applicable Development Plan and the applicable Co-Commercialization Plans; and
(c)    A non-exclusive license and Right of Reference, with the right to grant sublicenses and further Rights of Reference in accordance with Section 6.3.2 (By Denali), under the Denali Technology, Sanofi Technology (including Sanofi’s interest in Joint Program Know-How and Joint Program Patents) and sublicense under the rights granted to Sanofi under Section 6.1 (License Grants to Sanofi), to Exploit CNS Licensed Compounds, CNS Licensed Products, Sanofi CNS Compounds, Sanofi CNS Products, in the Field in the Territory for the conduct of the Technology Transfer Plan (including DMPK, biomarker and toxicology activities included therein).
6.2.2    Certain Restrictions and Reservations. In no event shall Denali use (or authorize the use of) any Sanofi Technology (other than Joint Program Know-How and Joint Program Patents) except for the purposes of Exploiting Licensed Compounds, Licensed Products, Sanofi CNS Compounds and Sanofi CNS Products, under and in accordance with this Agreement. Notwithstanding Section 6.2.1 (Grant) and without limiting Sanofi’s obligations under Section 6.8 (Exclusivity), [***]. For avoidance of doubt, Sanofi retains the right to use and otherwise Exploit (x) the Sanofi Technology for purposes of the Development, Manufacture or Commercialization of any compounds or products that are not Compounds or Products; and (y) Sanofi’s Corporate Names for any and all purposes.
6.3    Sublicenses; Licensing.
6.3.1    By Sanofi. Sanofi shall have the right to grant (i) sublicenses (or further Rights of Reference), through multiple tiers of sublicensees, under the licenses and Rights of Reference granted in Section 6.1.1 (Grant), or (ii) licenses under the Sanofi Technology and Rights of Reference Controlled by Sanofi, in each case, to its Affiliates and other Persons; provided that any such sublicenses (and further Right of Reference) shall be [***].

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6.3.2    By Denali. Denali shall have the right to grant sublicenses (or further Rights of Reference) under the licenses and Rights of Reference granted to Denali under Section 6.2.1 (Grant) to its Affiliates and other Persons; provided that any such sublicenses (and further right of reference) shall be [***]. Notwithstanding the foregoing, and without limiting its right to subcontract pursuant to Section 6.4 (Subcontracting), Denali shall not have the right to, and shall not, grant any sublicense under the licenses and Rights of Reference granted in Section 6.2.1 (Grant) to a Third Party Sublicensee: (a) [***]; and (b) [***].
6.3.3    Responsibility for Sublicensees. Each sublicensing Party (or Party whose Affiliate grants a sublicense) shall remain liable under this Agreement for the performance of all its obligations under this Agreement [***].
6.3.4    Have Rights. The grant of a right by a Party to “have made”, “have used”, “have sold”, “have imported” or similar action to be taken solely on behalf, and for the sole benefit of, a Party or its Affiliate, whether implied or expressed in a contract with a Third Party Provider, without any other express license rights to be exercised by the grantee independently of the Party, e.g., to independently “make”, will be deemed to be a subcontract under Section 6.4 (Subcontracting) if it otherwise meets the requirements of Section 6.4 (Subcontracting) and not a sublicense that is the subject of Section 6.3 (Sublicenses).
6.4    Subcontracting. Each Party and its Affiliates may subcontract the performance of any of its Development activities and Commercialization activities in the Territory with respect to a Program undertaken in accordance with this Agreement to one or more Third Party Providers pursuant to a Subcontract Agreement which shall be [***]; provided that:
(a)    each Party shall keep the other Party reasonably informed with respect to any material activities such Party intends to subcontract and [***];
(b)    the Subcontract Agreement shall (i) [***]; (ii) [***]; and (iii) [***];
(c)    except with the written consent of the other Party (in its sole discretion), a Party shall not subcontract to a Third Party [***] more than [***] of those activities to be conducted by such Party in a particular [***]; provided, further, that the foregoing restriction shall not apply to Denali until the expiration of the first [***] after the [***] so long as employees of Denali [***]; and
(d)    Denali may [***], provided that, for the avoidance of doubt, Denali shall [***].
Notwithstanding the foregoing, the subcontracting Party shall [***].
6.5    Third Party Intellectual Property.
6.5.1    Existing Denali In-License Agreements. It is understood that Denali’s In-License Agreements existing as of the Execution Date and listed on Schedule 6.5.1 (collectively, the “Existing In-License Agreements”) may require that particular provisions be incorporated into

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a sublicense granted thereunder. The requirements of any such provisions in the Existing In-License Agreements are set out on Schedule 6.5.1 attached hereto and shall be deemed incorporated by reference into this Agreement for the sole purpose of the subject matter that is the subject of the sublicense. Each of Denali and Sanofi agrees to be bound by and comply with the provisions of each Existing In-License Agreement listed on Schedule 6.5.1 to the extent applicable to Denali in its capacity as licensee of each such Existing In-License Agreement or Sanofi in its capacity as a sublicensee under each such Existing In-License Agreement for so long as the applicable Existing In-License Agreement is in full force and effect and thereafter [***].
6.5.2    New Technology.
(a)    For CNS Program.
(i)    Acquisition Process. [***]. If, after the Effective Date, a Party acquires, from any Third Party, [***] pertaining to a CNS Compound or CNS Product being Developed or Commercialized under this Agreement (“New CNS Program Technology”), the following shall apply:
(A)    Promptly after such acquisition (or promptly after Additional CNS Development Opt-In Notice has been provided for any such Third Party rights acquired in connection with any Additional CNS Development Activities), such Party shall so notify the [***] and provide the [***] with a summary of the terms of any license or agreement under which such Party would acquire such New CNS Program Technology that would be applicable to such a CNS Compound or CNS Product (such applicable terms, “New CNS Program Technology Terms”).
(B)    In the event the [***] determines [***], then such New CNS Program Technology shall be included in Denali Technology or the Sanofi Technology, as the case may be, and subject to the terms and conditions of this Agreement and the Parties shall be bound by such New CNS Program Technology Terms.
(C)    In the event the [***] does not make such determination, then such New CNS Program Technology shall thereafter be deemed excluded from the Denali Technology or Sanofi Technology, as the case may be, under this Agreement, [***].
(ii)    Cost Sharing. If any New CNS Program Technology is subject to payment to a Third Party as a result of a Party’s exercise of any such New CNS Program Technology in performance of activities under this Agreement, then (x) such amounts specifically allocable to the Regulatory Approval or sale of a Cost Profit Sharing Product in the applicable Cost Profit Sharing Country shall be included as Allowable Expenses, and (y) otherwise shall be borne by the Parties as mutually agreed, including with respect to Sanofi’s rights to offset any such amounts against royalties otherwise due to Denali pursuant to Section 7.5.4(c) (In-License Agreements).

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(b)    For Peripheral Program.
(i)    Acquisition Process. If, after the Effective Date, a Party wishes to acquire from any Third Party [***] pertaining to a Peripheral Compound or Peripheral Product being Developed or Commercialized under this Agreement, or incorporate any Third Party [***] into any Peripheral Compound or Peripheral Product being Developed or Commercialized under this Agreement ([***], “New Peripheral Program Technology”), then, the following shall apply: (A) to the extent such New Peripheral Program Technology would be Denali Technology, Denali shall so notify Sanofi and provide Sanofi with a summary of the terms of any license or agreement under which Denali acquired such New Peripheral Program Technology (such applicable terms, “Denali New Peripheral Program Technology Terms”), and Sanofi shall have the right to elect whether to apply such New Peripheral Program Technology to Peripheral Compounds or Peripheral Products under this Agreement and included in the Denali Technology licensed to Sanofi hereunder; and (B) to the extent such New Peripheral Program Technology would be Sanofi Technology, Sanofi shall have the right to determine whether to apply such New Peripheral Program Technology to the Peripheral Compounds or Peripheral Products under this Agreement. In the event Sanofi elects in writing to include any such New Peripheral Program Technology in the Denali Technology, then such New Peripheral Program Technology shall be included in Denali Technology and subject to the terms and conditions of this Agreement and the Parties shall be bound by such Denali New Peripheral Program Technology Terms. In the event Sanofi does not elect in writing to apply such New Peripheral Program Technology to Peripheral Compounds or Peripheral Products, then such New Peripheral Program Technology shall thereafter be deemed excluded from the Denali Technology, as the case may be, under this Agreement.
(ii)    Cost Sharing. If any New Peripheral Program Technology is subject to payment to a Third Party, as a result of the grant to Sanofi or rights with respect to any such New Peripheral Program Technology, or the exercise by Sanofi of any such New Peripheral Program Technology in performance of activities under this Agreement, then Sanofi shall pay (or, if applicable, reimburse Denali for) such amounts, subject to Sanofi’s rights to offset applicable amounts pursuant to Section 7.5.4(c) (In-License Agreements).
6.5.3    Coordination with Third Party Agreements. The obligations of each Party and the rights of the other Party under this Agreement, [***], provided that [***]. If the [***] would (if followed) cause the Party to such an agreement [***], then [***]. If the Party to any such agreement [***], then, to the extent permitted by such agreement, such Party shall [***].
6.6    Retention of Rights.
6.6.1    By Denali. Except as expressly provided in this Agreement, Denali grants no other right or license to Sanofi under this Agreement, including any rights or licenses to the Denali Technology, the Regulatory Documentation, Denali’s Corporate Names, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise.

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6.6.2    By Sanofi. Except as expressly provided in this Agreement, Sanofi grants no other right or license to Denali under this Agreement, including any rights or licenses to the Sanofi Technology, the Regulatory Documentation, Sanofi’s Corporate Names, or any other Patent or intellectual property rights not otherwise expressly granted herein, whether by implication, estoppel or otherwise.
6.7    Confirmatory License Agreement. Each Party shall, if requested to do so by the other Party, promptly enter into confirmatory license agreements in the form, or substantially the form, reasonably requested by such other Party for purposes of recording the licenses granted under this Agreement with the applicable governmental offices as such other Party considers appropriate. Until the execution of any such confirmatory licenses, so far as may be legally possible, Denali and Sanofi shall have the same rights in respect of the Denali Technology and Sanofi Technology, as the case may be, and be under the same obligations to each other in all respects as if the said confirmatory licenses had been executed.
6.8    Exclusivity.
6.8.1    Joint Commitment. During the Term, each Party agrees for itself and its Affiliates to:
(a)    [***], and
(b)    [***],
in the case of each of (a) and (b), only [***].
6.8.2    Acquisitions of Competing Products. Notwithstanding the provisions of Section 6.8.1 (Joint Commitment), if, during the Term:
(a)    Acquired Competing Product. A Party or any of its Affiliates acquires rights to any [***] (any of the foregoing, a “Competing Product”) through an Acquisition, such Acquisition, and the Development and Commercialization of such Competing Product thereafter, shall not constitute a breach of Section 6.8.1 (Joint Commitment) if either (i) [***], or (ii) [***]. The acquiring Party shall notify the other Party in writing of its election (proviso (i) or (ii)) under this Section 6.8.2(a) within [***] from the closing of the Acquisition.
(a)    Change in Control Competing Product. If a Party undergoes a Change in Control and the relevant acquirer or merger partner controls rights to any Competing Product(s), such Change in Control, and the subsequent Development, Manufacture and Commercialization of such Competing Product(s) by such relevant acquirer or merger partner, as the case may be, or any of its Affiliates, shall not constitute a breach of Section 6.8.1 (Joint Commitment) if (i) [***], or (ii) [***] (“Change in Control Effective Date”); provided, however, that if (1) [***]; (2) [***]; and (3) [***] (ii) and [***], then the following will apply: (A) [***]; (x) notwithstanding Section 2.3.2 (Specific Responsibilities), [***]; (y) Sanofi’s obligations under Section 6.8 (Exclusivity) [***]; and (z) notwithstanding Section 5.2.4(a) (Co-Commercialization Option), [***]. The acquired Party shall notify the other Party in writing of its election ((i) or (ii),

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including, with respect to (ii), [***] from the Change in Control Effective Date (the date of such notice, “Competing Product Election Notice”).
ARTICLE 7
PAYMENTS
7.1    Upfront Consideration. Within [***] following the Effective Date, in partial consideration paid in return for those rights granted to Sanofi under this Agreement, Sanofi shall pay to Denali a one-time payment in the amount of One Hundred Twenty Five Million Dollars ($125,000,000) (“Upfront Consideration”). The Upfront Consideration shall not be refundable or creditable against any future payments by Sanofi to Denali under this Agreement.
7.2    CNS Program Milestones.
7.2.1    CNS Milestones. Sanofi shall pay to Denali, in accordance with Section 7.4.2 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the milestone payments set forth below (together with the amounts in Section 7.2.2 [***], the “CNS Milestone Payments”) following the [***] of each of the following corresponding development and regulatory milestone events (together with the development and regulatory milestone events in Section 7.2.2 [***], each, a “CNS Milestone” as numbered in the following table) with respect to a CNS Product (subject to Section 7.4 (Other Matters Regarding Milestones)):

CNS Milestone	CNS Milestone Payment
1. [***]	[***]
2. [***]	[***]
3. [***]	[***]
4. [***]	[***]
5. [***]	[***]
6. [***]	[***]
7. [***]	[***]
8. [***]	[***]
9. [***]	[***]
10. [***]	[***]
11. [***]	[***]
12. [***]	[***]
13. [***]	[***]
14. [***]	[***]
7.2.2    [***]. In addition to the amounts set out in Section 7.2.1 (CNS Milestones), Sanofi shall pay to Denali, in accordance with Section 7.4.2 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), additional CNS Milestone Payments if the Indication with respect to which a particular CNS Milestone is [***], as follows: (i)  [***], and (ii) [***] under this Section 7.2.2 shall be payable only once on the [***] of the applicable CNS Milestone by a CNS Product for [***],[***], and shall be payable in addition to any corresponding CNS Milestone

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Payment specified in the table in Section 7.2.1 (CNS Milestones), if an [***] for which the applicable CNS Milestone is achieved. By way of example, [***].
7.2.3    Additional CNS Milestone Details. For purposes of Section 7.2.1 (CNS Milestones):
(a)    The CNS Product for the purposes of CNS Milestones [***] in the table in Section 7.2.1 (CNS Milestones) may, but need not, be the same CNS Product;
(b)    If, at the time of achievement of CNS Milestone [***] (or a requirement to pay the corresponding payment under this Section 7.2.3), a milestone payment corresponding to achievement of CNS Milestone [***] was not paid, then upon such achievement (or deemed achievement) of CNS Milestone [***], a milestone corresponding to such unpaid CNS Milestone [***] shall also become due and payable to Denali (unless the achievement of CNS Milestone [***] was by an Indication within [***]);
(c)    If at the time of achievement of CNS Milestones [***] (or a requirement to pay the corresponding payment under this Section 7.2.3), a milestone payment corresponding to achievement of CNS Milestones [***] was not paid, then upon such achievement (or deemed achievement) of CNS Milestones [***], a milestone corresponding to such unpaid CNS Milestones [***] shall also become due and payable to Denali (except that Milestone [***] would not be payable if such achievement of CNS Milestone(s) [***] was by an Indication within [***]);
(d)    If at the time of achievement of CNS Milestone [***] (or a requirement to pay the corresponding payment under this Section 7.2.3), a milestone payment corresponding to achievement of CNS Milestone [***] was not paid, then upon such achievement (or deemed achievement) of CNS Milestone [***], a milestone corresponding to such unpaid CNS Milestone [***] shall also become due and payable to Denali (except that CNS Milestone [***] would not be payable if such achievement of CNS Milestone [***] was by an Indication within [***]);
(e)    If at the time of achievement of CNS Milestones [***] (or a requirement to pay the corresponding payment under this Section 7.2.3), a milestone payment corresponding to achievement of CNS Milestones [***]was not paid, then upon such achievement (or deemed achievement) of CNS Milestones [***], a milestone corresponding to such unpaid CNS Milestones [***] shall also become due and payable to Denali (except that CNS Milestone [***] would not be payable if such achievement of CNS Milestone [***] was by an Indication within [***]);
(f)    If at the time of achievement of CNS Milestones [***] (or a requirement to pay the corresponding payment under this Section 7.2.3), a milestone payment corresponding to achievement of CNS Milestone [***] was not paid, then upon such achievement (or deemed achievement) of CNS Milestones [***], a milestone corresponding to such unpaid CNS Milestone [***] shall also become due and payable to Denali; and

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(g)    If at the time of receipt of the first Regulatory Approval by the FDA or EMA, whichever occurs first, for a CNS Product for an Indication within [***], a milestone payment corresponding to [***] involving a CNS Product for an Indication within [***] was not paid pursuant to Section 7.2.2 ([***]), then, upon such receipt of first Regulatory Approval for a CNS Product for an Indication within [***], a milestone corresponding to such unpaid [***] milestone shall also become due and payable to Denali.
7.2.4    CNS Milestones Payable Once; Maximum Amount. For clarity, each CNS Milestone is payable only once, no CNS Milestones would be payable for subsequent or repeated achievements of milestone events with respect to one or more of the same or different CNS Products, and in no event would CNS Milestone Payments under this Section 7.2 (CNS Program Milestones) with respect to CNS Products exceed Six Hundred Million Dollars ($600,000,000) in the aggregate ([***]).
7.2.5    Distinct and Different Indications. For purposes of determining whether a milestone event has been achieved under Section 7.2 (CNS Program Milestone) or Section 7.3 (Peripheral Program Milestones), (a) an Indication shall only be deemed a “Distinct Indication” if such disease or condition has [***], and (b) an Indication shall be deemed to be “Different” [***]. For the avoidance of doubt, [***].
7.2.6    Acceleration of First Approval Milestones. Upon [***] shall be due and payable by Sanofi to Denali upon Sanofi’s receipt of an invoice therefor from Denali. If such payment occurs, the CNS Milestone Payment for [***].
7.3    Peripheral Program Milestones.
7.3.1    Peripheral Milestones. Sanofi shall pay to Denali, in accordance with Section 7.4.2 (Reports and Payments for Milestones) and Section 7.9 (Mode of Payment), the milestone payments set forth below (“Peripheral Milestone Payments”) following the [***] of each of the following development, regulatory and sales milestone events (each, a “Peripheral Milestone” as numbered in the following table) with respect to a Peripheral Licensed Product (subject to Section 7.4 (Other Matters Regarding Milestones)):

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Peripheral Milestone	Peripheral Milestone Payment
1. [***]	[***]
2. [***]	[***]
3. [***]	[***]
4. [***]	[***]
5. [***]	[***]
6. [***]	[***]
7. [***]	[***]
8. [***]	[***]
9. [***]	[***]
10. [***]	[***]
11. [***]	[***]
12. [***]	[***]
13. [***]	[***]
14. [***]	[***]
15. [***]	[***]
16. [***]	[***]
17. [***]	[***]
18. [***]	[***]
19. [***]	[***]
7.3.2    Additional Peripheral Milestone Details. For purposes of Section 7.3.1 (Peripheral Milestones):
(a)    The Peripheral Licensed Product for the purposes of Peripheral Milestones [***] in the table in Section 7.3.1 (Peripheral Milestones) may, but need not, be the same Peripheral Licensed Product;
(b)    If, at the time of achievement of Peripheral Milestone [***] (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestone [***] was not paid, upon such achievement (or deemed achievement) of Peripheral Milestone [***], a milestone corresponding to such unpaid Peripheral Milestone [***] shall also become due and payable to Denali;
(c)    If, at the time of achievement of Peripheral Milestone [***] (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestones [***] was not paid, upon such achievement (or deemed achievement) of Peripheral Milestone [***], a milestone corresponding to such unpaid Peripheral Milestones [***] shall also become due and payable to Denali;
(d)    If, at the time of achievement of Peripheral Milestones [***] (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestones [***] was not paid, upon such achievement

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(or deemed achievement) of Peripheral Milestones [***], a milestone corresponding to such unpaid Peripheral Milestones [***] shall also become due and payable to Denali;
(e)    If at the time of achievement of Peripheral Milestone [***], (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestone [***] was not paid, upon such achievement (or deemed achievement) of Peripheral Milestone [***] then a milestone corresponding to such unpaid Peripheral Milestone [***] shall also become due and payable to Denali;
(f)    If at the time of achievement of Peripheral Milestones [***] (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestones [***] was not paid, upon such achievement (or deemed achievement) of Peripheral Milestones [***], a milestone corresponding to such unpaid Peripheral Milestones [***] shall also become due and payable to Denali;
(g)    If at the time of achievement of Peripheral Milestone [***], (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestone [***] was not paid, upon such achievement (or deemed achievement) of Peripheral Milestone [***], a milestone corresponding to such unpaid Peripheral Milestone [***] shall also become due and payable to Denali;
(h)    If at the time of achievement of Peripheral Milestones [***] (or a requirement to pay the corresponding payment under this Section 7.3.2), a milestone payment corresponding to achievement of Peripheral Milestones [***] was not paid, upon such achievement (or deemed achievement) of Peripheral Milestones [***], a milestone corresponding to such unpaid Peripheral Milestone [***] shall also become due and payable to Denali.
7.3.3    Peripheral Milestones Payable Once; Maximum Amount. For clarity, each Peripheral Milestone is payable only once, no Peripheral Milestones would be payable for subsequent or repeated achievements of milestone events with respect to one or more of the same or different Peripheral Products, and in no event would Peripheral Milestone Payments under this Section 7.3 (Peripheral Program Milestones) with respect to Peripheral Licensed Products exceed Four Hundred Ninety Five Million Dollars ($495,000,000) in the aggregate.
7.4    Other Matters Regarding Milestones.
7.4.1    Milestones on CNS Products Developed for Non-Neurology Indications and Peripheral Products Developed for Neurology Indications. Notwithstanding Section 7.2.1 (CNS Milestones) and Section 7.3.1 (Peripheral Milestones), but subject to Section 7.2.6 (Acceleration of First Approval Milestones), if a CNS Product is Developed under this Agreement for any Indication(s) outside the Neurology Field (an “Expanded Indication CNS Product”) or a Peripheral Product is Developed under this Agreement for any Indication(s) within the Neurology Field (an “Expanded Indication Peripheral Product”), then, Sanofi’s obligation to pay milestones to Denali shall be as follows:

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(a) A milestone payment shall be due if a milestone payment would have been payable by Sanofi to Denali with respect to the applicable [***], disregarding for such purposes whether (i) the applicable Product is a CNS Product or a Peripheral Product, and (ii) the Indication to which [***] pertains is within, or outside of, the Neurology Field (but, for the avoidance of doubt, those milestone payments specific to [***] and set forth in Section 7.2.2 ([***]) shall remain specific to [***] as set forth therein).
(b) With respect to an Expanded Indication CNS Product, if as a result of the assessment pursuant to clause (a) above, a milestone payment is so due from Sanofi to Denali, the amount of the corresponding milestone payment shall be based [***] until a payment has been made, pursuant to this Section 7.4.1 or otherwise, with respect to all CNS Milestones and Peripheral Milestones that may trigger an obligation for Sanofi to make a payment to Denali with respect to the applicable [***] under Section 7.2.1 (CNS Milestones) and Section 7.3.1 (Peripheral Milestones) (taken together).
(c) With respect to an Expanded Indication Peripheral Product, if as a result of the assessment pursuant to clause (a) above, a milestone payment is so due from Sanofi to Denali, the amount of the corresponding milestone payment shall be based upon [***] until a payment has been made, pursuant to this Section 7.4.1 or otherwise, with respect to all Peripheral Milestones and CNS Milestones that may trigger an obligation for Sanofi to make a payment to Denali with respect to the applicable [***] under Section 7.2.1 (CNS Milestones) and Section 7.3.1 (Peripheral Milestones) (taken together).
For clarity, nothing in this Section 7.4.1 shall be deemed to require Sanofi to pay to Denali under this Agreement: (x) CNS Milestone Payments with respect to [***]; nor (y) Peripheral Milestone Payments with respect to [***]. Further, Section 7.2.4 (CNS Milestones Payable Once; Maximum Amount) and Section 7.3.3 (Peripheral Milestones Payable Once; Maximum Amount) shall remain in effect and nothing in this Section 7.4.1 shall be deemed to require Sanofi to pay to Denali under this Agreement milestone payments of more than One Billion and Ninety-Five Million Dollars ($1,095,000) ([***]) if no additional payment is triggered under Section 7.2.2 ([***])). Examples of milestone payment obligations for CNS Products Developed for Non-Neurology and Neurology Indications are provided in Schedule 7.4.1(a). Examples of milestone payment obligations for Peripheral Products Developed for Non-Neurology and Neurology Indications are provided in Schedule 7.4.1(b).
7.4.2    Reports and Payments for Milestones. With respect to each CNS Milestone set out in Section 7.2 (CNS Program Milestones) and each Peripheral Milestone other than Peripheral Milestones [***] set out in Section 7.3 (Peripheral Program Milestones), the Party who achieves such CNS Milestone or Peripheral Milestone, as applicable (or under whose authority such CNS Milestone or Peripheral Milestone, as applicable, is achieved), shall notify the other Party in writing within [***] after the achievement thereof. If Denali notifies Sanofi of such milestone event, Denali shall include an invoice for the corresponding milestone payment with such notice. If Sanofi notifies Denali of such milestone event, Denali shall promptly, after receipt of such notice, submit an invoice to Sanofi for the corresponding milestone amount. Sanofi shall pay to Denali the corresponding milestone payment set out in Section 7.2 (CNS Program Milestones) or

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Section 7.3 (Peripheral Program Milestones), as applicable, no later than [***] after receipt of the applicable invoice. Each milestone payment set forth in Section 7.2 (CNS Program Milestones) or Section 7.3 (Peripheral Program Milestones) shall not be refundable and shall not be creditable against future milestone payments or other amounts paid or payable by Sanofi to Denali under this Agreement.
7.5    Royalties. Sanofi shall make the following royalty payments to Denali for sales of the relevant Products:
7.5.1    CNS Program. Subject to Section 7.7 (Cost Profit Sharing) and Section 7.8 (Denali Royalty Option), Sanofi shall pay to Denali royalties at the applicable royalty rates specified in the table below on the Net Sales of CNS Products in the Territory (excluding Net Sales of Cost Profit Sharing Products in the applicable Co-Commercialization Countries).

Tiered Annual CNS Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
7.5.2    Peripheral Program.
(a)    Peripheral Licensed Products. Subject to Section 7.5.2(b) (Peripheral Products in the Neurology Field), Sanofi shall pay to Denali royalties at the applicable royalty rates specified in the table below on the Net Sales of Peripheral Licensed Products in the Territory.

Tiered Annual Worldwide Peripheral Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
(b)    Peripheral Products in the Neurology Field. If the [***], then each of the royalty rates set forth in Section 7.5.2(a) (Peripheral Licensed Products) shall be increased by [***].
7.5.3    Royalty Term.
(a)    Duration of Accruals; Paid-Up. Royalties under this Section 7.5 (Royalties) shall be payable on a country-by-country basis and Product-by-Product basis beginning upon the First Commercial Sale of the applicable Product in such country until the expiration of the Royalty Term in such country. Upon completion of all such payments with respect to a Product in a country and all milestone payments or, if applicable, share of Net Revenues (if the Product was previously a Cost Profit Sharing Product), the licenses granted by Denali to Sanofi for such Product

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in such country shall be deemed fully paid-up, irrevocable, perpetual, non-terminable, and exclusive and survive termination of this Agreement in whole or in part for any reason (“Fully Paid-Up License”).
(b)    Definitions. For purposes of this Section 7.5 (Royalties),
(i)    “Royalty Term” means, with respect to a country and Product, the period commencing on the First Commercial Sale of such Product in such country and ending upon the later of: [***]; and
(ii)    “Royalty Term Determining Product Patent” means: [***]; in every such case [***].
7.5.4    Royalty Reductions.
(a)    Patent Coverage. If, during the Royalty Term for a Product, there does not exist in a given country [***] for so long as there are no such [***], such Product in such country at the time of the applicable Product sale.
(b)    Generic Competition. On a Product-by-Product and country-by-country basis, if a Generic Version of such Product is launched in such country in a Calendar Quarter and Net Sales of such Product in such country decline by the percentage described below, relative to the average Net Sales of such Product in such country in the [***] Calendar Quarters prior to the first entry of such Generic Version in such country, then Sanofi’s royalty payment obligations for Net Sales of such Product in such country for such Calendar Quarter and all future Calendar Quarters in which Net Sales of such Product in such country remain at or below such levels, will equal the following percentage of the otherwise applicable royalty rate pursuant to Section 7.5.1 (CNS Program) or Section 7.5.2 (Peripheral Program), as applicable, and Section 7.5.4(a) (Patent Coverage):

Decline in Net Sales	Royalty Reduction
[***]	[***]
[***]	[***]
[***]	[***]
(c)    In-License Agreements.
(i)    Peripheral Program. On a country-by-country basis and Peripheral Product-by-Peripheral Product basis, the royalties otherwise payable to Denali under this Section 7.5 (Royalties) with respect to a Peripheral Product are subject to an offset by [***] of the royalties paid by Sanofi with respect to New Peripheral Program Technology that is [***]. Such amount(s) may be offset, in each case, up to a maximum amount of [***] of the royalty otherwise due to Denali with respect to Peripheral Products in the applicable Calendar Quarter, provided that any amounts that cannot be offset against amounts due to Denali by reason of the

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foregoing maximum amount shall be carried over into one or more subsequent Calendar Quarter(s) until the full offset is taken.
(ii)    CNS Program. On a country-by-country basis and CNS Product-by-CNS Product basis, the royalties otherwise payable to Denali under this Section 7.5 (Royalties) with respect to a CNS Product would be subject to an offset by [***] of the royalties paid by Sanofi with respect to New CNS Program Technology that is [***]. Such amount(s) may be offset, in each case, up to a maximum amount of [***] of the royalty otherwise due to Denali with respect to CNS Products in the applicable Calendar Quarter, provided that any amounts that cannot be offset against amounts due to Denali by reason of the foregoing maximum amount shall be carried over into one or more subsequent Calendar Quarter(s) until the full offset is taken.
(iii) [***]. Sanofi shall be responsible for the following amounts paid to [***] under the [***] with respect to a Compound or Product: [***] of all [***] (as defined in the [***]), milestone payments and royalties to the extent paid to [***] with respect to a [***] (as defined in the [***]). To the extent that the [***] is terminated and Sanofi receives the [***] or enters into a [***] agreement with [***] in accordance with that certain [***] between [***] dated [***] (“[***]” and any terms used in this Section 7.5.4(c)(iii) and not defined in this Agreement shall have the meaning given to such terms in the [***]), then Denali shall reimburse Sanofi for the following amounts paid to [***] in accordance with the [***]: [***] of all [***] (as defined in the [***]),[***] to the extent paid by Sanofi to [***] with respect to a [***] (as defined in the [***]) and [***] of amounts to the extent paid by Sanofi to [***] with respect to [***] (as defined in the [***]). Accordingly, a Party shall promptly reimburse the other Party who made the relevant payments to [***] under the [***] or as contemplated in the [***] for such first Party’s share of such amounts as provided in this Section 7.5.4(c)(iii) within [***] of receipt of an invoice (or other written request) from the other Party with respect thereto, except that to the extent amounts paid to [***] under the [***] or as contemplated in the [***] are specifically allocable to a Cost Profit Sharing Product in a Cost Profit Sharing Country, such amounts shall be included in Allowable Expenses.

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7.5.5    Manner of Royalty Payments. Within [***] following the end of each Calendar Quarter after the First Commercial Sale of a Product in the Territory, Sanofi shall provide to Denali a written, good-faith estimate, on a Product-by-Product basis, of Net Sales (in Euros) of such Product in the Territory during the preceding Calendar Quarter and the royalties payable by Sanofi to Denali pursuant to Section 7.5.1 (CNS Program) and Section 7.5.2 (Peripheral Program), as applicable. In addition, within [***] following the end of each Calendar Quarter after the First Commercial Sale of a Product in the Territory, Sanofi shall provide Denali with a written report (“Quarterly Royalty Report”) detailing the following information for the applicable Calendar Quarter and on a Product‑by‑Product and country-by-country basis (to the extent applicable): [***], provided, however, that, [***]. Net Sales and royalties shall be presented in Euros in the Quarterly Royalty Report and converted into United States Dollars following the procedures set forth in Section 7.9 (Mode of Payment). Within [***] following Denali’s receipt of the Quarterly Royalty Report, Denali shall issue an invoice of the amount due, and Sanofi shall pay the full invoiced amount no later than [***] after Sanofi’s receipt of such invoice.
7.6    Payments on Sanofi CNS Products and Sanofi Peripheral Products. For purposes of milestone and royalty payments owed pursuant to Section 7.2 (CNS Program Milestones), Section 7.3 (Peripheral Program Milestones), Section 7.4.1 (Milestones on CNS Products Developed for Non-Neurology Indications and Peripheral Products Developed for Neurology Indications) and Section 7.5 (Royalties), Sanofi CNS Products and Sanofi Peripheral Products shall be treated as CNS Licensed Products and Peripheral Licensed Products, respectively, in all respects except that the amount(s) payable to Denali with respect to Sanofi CNS Product and Sanofi Peripheral Products pursuant to Section 7.2 (CNS Program Milestones), Section 7.3 (Peripheral Program Milestones) and Section 7.5 (Royalties), shall be [***] of the corresponding amount(s) payable with respect to CNS Licensed Products and Peripheral Licensed Products.
7.7    Cost Profit Sharing. Starting on the Effective Date, the Parties will share Shared Development Costs and Allowable Expenses and Net Revenues associated with each such CNS Product (for so long as, and solely with respect to the country for which, such Cost Profit Sharing is in effect, a “Cost Profit Sharing Product”) on a country-by-country basis in each of the United States and China (each, a “Cost Profit Sharing Country”) as provided in, and subject to the terms of, this Section 7.7 (such cost profit sharing arrangement, “Cost Profit Sharing”). The Parties will share Shared Development Costs for the CNS Program for all other countries of the Territory subject to the terms set forth in this Section 7.7. The Parties will not share Allowable Expenses and Net Revenues for the CNS Program for any other countries of the Territory; all such other countries are subject to the payment of royalties pursuant to Section 7.5.1 (CNS Program); nor will the Parties share any Development Costs or costs incurred in the Manufacture or Commercialization of any Peripheral Products.

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7.7.1    Sharing Percentages. Denali and Sanofi shall be responsible for their respective portions of Development Costs, Shared Development Costs, Allowable Expenses and Net Revenues at the percentages set forth in the table below in accordance with the terms set forth in this Section 7.7 (Cost Profit Sharing).

Category	Denali	Sanofi
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
7.7.2    Excess Development Cost Sharing Procedures.
(a)    Notwithstanding the other provisions of this Section 7.7 (Cost Profit Sharing), with respect to each Initial CNS Phase III Trial and any other Phase III Trial for a CNS Product (including any associated Safety Study) that Denali agrees to include in the CNS Development Plan, if [***]. Denali shall provide the foregoing notice to Sanofi no later than [***] after the end of any Calendar Quarter in which [***].
(b)    If Denali delivers to Sanofi an [***] in accordance with the time periods in Section 7.7.2(a), then (x) Sanofi shall be responsible for [***]. Denali shall only be entitled to make the election provided in foregoing clauses (A) and (B) of the preceding sentence during the following time periods, to the extent applicable: (xx) before the start of the Launch Window for a CNS Product that is the subject of a First Co‑Commercialization Drug Approval Application in a country within the Co‑Commercialization Territory, if Denali is not then conducting any Co-Commercialization Activities in such country; and (yy) within [***] after Sanofi obtains Regulatory Approval for the CNS Product if (1) the relevant Drug Approval Application constituted a First Co-Commercialization Drug Approval Application in a country within the Co‑Commercialization Territory and Denali is conducting any Co-Commercialization Activities in such country, (2) the applicable Regulatory Approval did not result from a First Co‑Commercialization Drug Approval Application in a country within the Co‑Commercialization Territory or was obtained in [***]. If Denali provides Sanofi with a timely [***], then Denali shall pay to Sanofi the applicable [***] within [***] after Regulatory Approval of the subject CNS Product is obtained. If Denali does not provide Sanofi with an [***], Denali shall not have any obligation to pay to Sanofi any of the applicable [***], and Sanofi shall not have the right to offset or credit such amounts against any payments to Denali under this Agreement. [***].
(c)    For each Initial CNS Phase III Trial or any other Phase III Trial (including the Shared LTS Costs for any associated Safety Study) for a CNS Product that Denali agrees to include in the CNS Development Plan, the applicable “Cost Cap” shall be:
(i)    in the case of an Initial CNS Phase III Trial (including the Shared LTS Costs for any associated Safety Study), an amount that is the lesser of: (x) the sum of (A) [***], and (B)  [***]; and (y) [***], and (B) [***]; and

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(ii)    in the case of any other Phase III Trial (including any Shared LTS Costs for any associated Safety Study) for a CNS Product that Denali agrees to include in the CNS Development Plan, the sum of (A) [***]; and (B) [***].
7.7.3    Shared Development Costs and Allowable Expenses.
(a)    General. Within [***], unless such timing is adjusted by the Finance Working Group, prior to the end of each [***], each Party will provide the other Party with a good-faith estimate of the Shared Development Costs and Allowable Expenses it incurred in such [***] for each Cost Profit Sharing Product in each applicable Cost Profit Sharing Country. The Finance Working Group will establish the level of detail necessary in such estimate for each Party to satisfy its internal reporting requirements. No later than [***] prior to the end of each Calendar Quarter, unless such timing is adjusted by the Financial Working Group, each Party will provide the other Party with a reasonably detailed estimate of the Shared Development Costs and Allowable Expenses it incurred in such Calendar Quarter for each Cost Profit Sharing Product in each applicable Cost Profit Sharing Country, which will include the actual costs for the first two [***] and good-faith estimate for the last [***]. Within [***] after the end of each Calendar Quarter, unless such timing is adjusted by the Financial Working Group, each Party will provide the other Party with a report of actual Shared Development Costs and Allowable Expenses for such Calendar Quarter for each Cost Profit Sharing Product in each applicable Cost Profit Sharing Country and, to the extent applicable, the cumulative amount of any Excess Study Costs (if applicable), which report will contain a detailed and itemized calculation of such costs for each Cost Profit Sharing Product. In addition to the annual approval of the relevant budgets for the CNS Program by the JSC, at the frequency of [***], and prior to the end of June and October of each Calendar Year, each Party will provide the Finance Working Group with a non-binding estimate of its Shared Development Costs, Excess Study Costs (if applicable) and Allowable Expenses for each Cost Profit Sharing Product in each applicable Cost Profit Sharing Country for the [***] period [***] following the first Calendar Year covered by such approved budget; provided that the Parties will review and discuss such estimated costs at the Finance Working Group or the JCC.
(b)    Expense Review. Each Party shall have the right to review and submit any reasonable objection to the Shared Development Costs, Excess Study Costs (if applicable) or Allowable Expenses set forth in the other Party’s report within [***] following its receipt of the applicable report from the other Party. Without limiting a Party’s rights under Section 7.14 (Audit), if a Party fails to object to a Shared Development Cost, Excess Study Costs (if applicable) or Allowable Expense submitted by the other Party within such [***] period, such Shared Development Cost or Allowable Expense shall be deemed accepted by such Party. If a Party exercises its right under Section 7.14 (Audit), the audit findings shall prevail. If a Party requests supporting documentation for any Shared Development Costs, Excess Study Costs (if applicable) or Allowable Expenses set forth in the other Party’s report, such Party shall promptly (and in any event within [***]) provide such documentation to the requesting Party as may be reasonably necessary to allow the requesting Party to understand the applicable Shared Development Costs, Excess Study Costs (if applicable) or Allowable Expenses. Any dispute as to respect to a Shared Development Cost, Excess Study Costs (if applicable) or Allowable Expense shall be resolved by the Finance Working Group in accordance with Section 7.7.9 (Cost Profit Sharing Disputes).

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7.7.4    Net Sales and Net Revenues. In order to satisfy each Party’s internal reporting requirements, within [***], unless such timing is adjusted by the Finance Working Group, after the end of each [***], Sanofi will provide Denali with a good-faith estimate of Net Sales and Net Revenues for each Cost Profit Sharing Product for such [***] allocable to each Cost Profit Sharing Country. The Finance Working Group will establish the level of detail necessary in such estimate for each Party to satisfy its internal reporting requirements and reporting requirements pursuant to its applicable Accounting Standards. Within [***] after the end of each Calendar Quarter, unless such timing is adjusted by the Finance Working Group, Sanofi will provide Denali with a reasonably detailed estimate of such Net Sales and Net Revenues for such Calendar Quarter allocable to each country, which will include the actual Net Sales and Net Revenues for the first [***] and a good-faith estimate for the last [***] allocable to each Cost Profit Sharing Country. Within [***] after the end of each Calendar Quarter, unless such timing is adjusted by approval of the JSC, Sanofi will provide Denali with a report of such Net Sales and Net Revenue for such Calendar Quarter allocable to each country, [***].
7.7.5    Reporting, Reconciliation and True-Up. Within [***] after the end of each Calendar Quarter, Sanofi will calculate and provide to each Party and the Finance Working Group a report of, and an invoice for, the amount each Party is responsible for under Section 7.7 (Cost Profit Sharing) with respect to the CNS Program, such that the Parties share Shared Development Costs, Allowable Expenses, and all Net Revenues, for such Calendar Quarter, in accordance with the percentages set forth in Section 7.7.1 (Sharing Percentages). One of the Parties will make a balancing payment (“Balancing Payment”) to the other Party in order to cause such sharing as set forth in Section 7.7 (Cost Profit Sharing) within [***] after the issuance of the report by Sanofi under this Section 7.7.5.
7.7.6    Certain Other Matters Relating to Cost Calculations.
(a)    Allocation of FTE Costs and Out-of-Pocket Costs. It is understood that Shared Development Costs and Allowable Expenses shall (i) [***]; and (ii) [***]. To the extent that any activity is conducted (or an Out‑of‑Pocket Cost or FTE Cost is incurred) is not solely attributable to actual Shared Development Costs or Allowable Expenses for a Cost Profit Sharing Product in a Cost Profit Sharing Country (including, for example and not by way of limitation, Manufacturing Costs incurred with respect to the scale up of Manufacturing activities for a particular Cost Profit Sharing Product), then such Out-of-Pocket Costs, FTE Costs or other costs for the applicable activity shall be included in Shared Development Costs and Allowable Expenses only to the extent fairly and reasonably allocated to Shared Development Costs or Allowable Expenses for a Cost Profit Sharing Product in the applicable Cost Profit Sharing Country, in each case in accordance with Accounting Standards. [***].
(a)    Treatment of Overhead; Other Matters. The Parties acknowledge and agree that Development Costs and Allowable Expenses shall not include allocation of overhead [***]. Except to the extent already included [***], Development Costs and Allowable Expenses shall not include either Party’s costs to the extent pertaining to [***] activities associated with overseeing execution of and compliance with this Agreement, unless otherwise agreed by the Parties under this Agreement or otherwise in writing. Development Costs and Allowable Expenses

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shall also exclude: (i) any costs attributable to a breach of this Agreement by either Party; or (ii) Indemnified Losses subject to indemnification pursuant to Section 12.1 (Indemnification of Denali) or Section 12.2 (Indemnification of Sanofi), except as otherwise expressly provided in Section 1.6 (“Allowable Expenses” definition), Section 1.44 (“Development Costs” definition) or Section 1.143 (“Shared Development Costs” definition), .
7.7.7    Financial Reporting Activities; Finance Working Group. With respect to the financial reporting activities between the Parties, unless Denali has exercised the Denali Royalty Option pursuant to Section 7.8 (Denali Royalty Option), the JSC shall establish a finance working group (“Finance Working Group”) to coordinate the activities and reporting by the Parties as set forth in Section 7.7.3 (Shared Development Costs and Allowable Expenses) and to assist the JSC in its responsibilities with respect to the review and resolution of financial matters. In particular, the Finance Working Group shall:
(a)    facilitate the creation of CNS Development Budget and Co‑Commercialization Budget, including the annual updates thereto;
(b)    reconcile financial and accounting matters between the Parties;
(c)    initiate and execute an effective and efficient revenue and cost sharing process (cross-charges);
(d)    cooperate to ensure that the CNS Development Budget and Co‑Commercialization Budget agreed to for a Calendar Year (or any other given period) can be interpreted for the purposes of both Parties’ internal financial and audit reporting requirements, including each Party’s fiscal year reporting;
(e)    monitor the budget, expense and revenue reporting requirements between the Parties related to the Programs to ensure that each Party is able to comply with its respective internal financial and audit reporting requirements and, as appropriate, recommending to the JSC for approval, changes to the reporting requirements under this Agreement; and
(f)    undertake such other tasks with respect to the calculation, implementation and reporting for the Parties’ sharing of Manufacturing Costs, Shared Development Costs, Allowable Expenses and Net Revenues as the Parties mutually agree.
7.7.8    Consequences of Non-Compliance with Cost Sharing Obligations. In the event that [***] (provided that, if [***], which shall [***]; provided, however, that, [***]. For the avoidance of doubt, [***].
7.7.9    Cost Profit Sharing Disputes. [***]. In the event [***].
7.7.10    [***]. With respect to each Cost Profit Sharing Product in a Cost Profit Sharing Country, if (a) [***], and (c) [***], then, [***] in such Cost Profit Sharing Product in a Cost Profit Sharing Country [***] in a [***] conducted in accordance with the following terms:

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(a)    [***]. Promptly following [***] delivery of the [***], the Parties will engage in [***] of the [***] and, if the Parties are unable to mutually agree [***] will occur within [***] after the [***],[***] shall be entitled to [***] by submitting [***] (a) [***], and (b) [***].
(b)    Invoices. Following receipt of the [***], if applicable, [***] will send to [***] an invoice for the amount determined in accordance with Section 7.7.10(a) ([***]) to be payable at the [***].
(c)    Closing. If the [***] occurs, the Parties will select [***], which [***] shall not be earlier than [***], nor later than [***], from the [***]. At such [***],[***] will pay the amount invoiced pursuant to Section 7.7.10(b) (Invoices), if any, in immediately available funds. Effective as of the [***], the Agreement with respect to the applicable Cost Profit Sharing Product in the Cost Profit Sharing Country [***].
7.8    Denali Royalty Option (to Stop Cost Profit Sharing).
7.8.1    Exercise by Denali. Denali may, upon [***] prior written notice to Sanofi or as otherwise provided in Section 7.7.2 (Excess Development Cost Sharing Procedures), opt out of future Cost Profit Sharing with respect to each Cost Profit Sharing Product (and any other CNS Products including the same CNS Compound as such Cost Profit Sharing Product), and any Excess Study Costs with respect to such CNS Product in one or both Cost Profit Sharing Country(ies) incurred pursuant to Section 7.7 (Cost Profit Sharing), such option, the “Denali Royalty Option”. Each Cost Profit Sharing Product with respect to which Denali exercises the Denali Royalty Option (and all other CNS Products including the same CNS Compound as any such Cost Profit Sharing Product) may be referred to as a “Cost Profit Sharing Opt Out Products”) and each corresponding country may be referred to as a “Cost Profit Sharing Opt Out Country”. The end of the [***] period specified in Denali’s notice is referred to in this Agreement as the “Co‑Funding End Date”.
7.8.2    Consequences of Exercise of Denali Royalty Option on Payments. Effective from and after the Co-Funding End Date, Denali shall not be obligated or allowed to share Allowable Expenses or Net Revenues for the applicable Cost Profit Sharing Opt Out Product in the applicable Cost Profit Sharing Opt Out Country or Shared Development Costs for the Cost Profit Sharing Opt Out Product and Sanofi shall begin accruing royalties for the subject Cost Profit Sharing Opt Out Product in the corresponding Cost Profit Sharing Opt Out Country(ies) in accordance with the royalty rates set forth below. Following each exercise or election of the Denali Royalty Option with respect to a Cost Profit Sharing Product, the royalty rate applicable to such corresponding Cost Profit Sharing Opt Out Product for each tier set forth in the table in Section 7.5.1 (CNS Program) shall be increased as set forth in the table below, determined on the basis of the total amount of Development Costs (including Additional CNS Development Costs to the extent such amounts are included in the CNS Development Budget pursuant to Section 3.2.4(e) (Opt In for Additional CNS Development Activities)), and any Excess Cost Opt-In Amount that Denali elects to pay in accordance with Section 7.7.2 (Excess Development Cost Sharing Procedures) and any amount that Denali elects to pay in accordance with Section 3.2.4 (Additional CNS Program Development Activities) with respect to Additional CNS Development Activities conducted by Sanofi) that have

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been borne by Denali with respect to all Cost Profit Sharing Opt Out Products at the time of such exercise or election (“Co-Funding Amount”):

Co-Funding Amount	Royalty Rate Adjustment
[***]	[***]
[***]	[***]
[***]	[***]
[***], the applicable royalty rates on Annual CNS Net Sales for such Cost Profit Sharing Product applicable from and after the Co-Funding End Date following such exercise Denali Royalty Option, shall be as follows:

Tiered Annual CNS Net Sales	Royalty Rate
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
7.8.3    Other Consequences of Exercise of Denali Royalty Option. Notwithstanding anything to the contrary in Article 1 (Definitions), Article 2 (Collaboration Management), Article 3 (Development and Regulatory Activities), Article 4 (Manufacturing) or Article 5 (Commercialization), in the event Denali exercises the Denali Royalty Option pursuant to this Section 7.8 (Denali Royalty Option), the following shall also apply from and after the Co-Funding End Date with respect to the applicable Cost Profit Sharing Opt Out Products and Cost Profit Sharing Opt Out Country:
(a)    No Longer a Cost Sharing Product. The Cost Profit Sharing Opt Out Product shall no longer be deemed a Cost Profit Sharing Product in the corresponding Cost Profit Sharing Opt Out Country(ies) that was/were the subject of the Denali Royalty Option, and such Cost Profit Sharing Opt Out Country(ies) shall no longer be deemed Cost Profit Sharing Country(ies) with respect to such Cost Profit Sharing Opt Out Products.

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(b)    Sanofi Development and Regulatory Lead. Notwithstanding Section 3.2.3(d) (Designation of Development Lead for the CNS Program) and Section 3.4.2 (CNS Program Regulatory Lead), Sanofi shall be designated the Development Lead and Regulatory Lead for the Cost Profit Sharing Opt Out Product in the corresponding Cost Profit Sharing Opt Out Country(ies).
(c)    Plans. Without limiting Sanofi’s obligations under Section 3.2.2 (Amendments and Updates), Section 5.2.5 (Commercialization Reports) or Section 5.3.3 (Amendments and Updates), on at least an annual basis thereafter, Sanofi shall submit (i) a revised CNS Development Plan to the JSC for review and comment, and (ii) a Global Commercialization Plan (if appropriate based on the then-current Development stage of the Products) to the JSC for review and comment that includes the Cost Profit Sharing Opt Out Product in the corresponding Cost Profit Sharing Opt Out Country(ies).
(d)    Sanofi Decision-Making. Sanofi shall, notwithstanding Section 2.4.5 (Joint Committee Decision Making), have the right to make decisions with respect to the Cost Profit Sharing Opt Out Product in the corresponding Cost Profit Sharing Opt Out Country(ies) as if such CNS Product was a Peripheral Product.
(e)    JDC and JCC Meetings. If Denali exercises the Denali Royalty Option pursuant to this Section 7.8 (Denali Royalty Option) for all Cost Profit Sharing Products in both Cost Profit Sharing Countries, the JDC and JCC shall no longer meet after the second (2nd) anniversary of the First Commercial Sale of the first CNS Product. Thereafter, Sanofi shall provide Denali an annual update of all material Development and Commercialization activities in the Major Markets that were completed in the prior Calendar Year and those planned for the upcoming Calendar Year with respect to CNS Products.
7.9    Mode of Payment. All payments to either Party under this Agreement shall be made from a U.S. entity through a banking institution located in the United States by deposit of Dollars in the requisite amount to such bank account as the receiving Party may from time to time designate by notice to the paying Party. For the purpose of calculating any sums due under, or otherwise reimbursable pursuant to, this Agreement (including the calculation of Net Sales and royalties expressed in Euros), a Party shall convert any amount expressed in a foreign currency into Dollar equivalents in the manner used by such Party from time to time in the preparation of its audited financial statements for external reporting purposes (provided that such practices use one or more widely accepted sources of exchange rates) or an equivalent resource as agreed by the Parties, during the Calendar Quarter for which a payment is due.
7.10    Withholding Taxes.
7.10.1    Reductions. The amounts payable pursuant to this Agreement (“Payments”) shall not be reduced on account of any Taxes, unless required by Applicable Law. A payor Party shall deduct and withhold from the Payments any Taxes that it is required by

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Applicable Law to deduct or withhold. Notwithstanding the foregoing, the Parties shall use reasonable efforts to take all such acts and to sign all such documents as will enable them to take advantage of any applicable double taxation agreement or treaty, and if a recipient is entitled under any applicable tax treaty to a reduction of rate of, or the elimination of, or recovery of, applicable withholding tax, it may deliver to the payor Party or the appropriate governmental authority the prescribed forms necessary to reduce the applicable rate of withholding or to relieve the payor Party of its obligation to withhold tax. In such case, the payor Party shall apply the reduced rate of withholding, or not withhold, as the case may be, provided that the payor Party is in receipt of evidence (e.g., the recipient’s delivery of all applicable documentation), in a form reasonably satisfactory to the payor Party, at least [***] week prior to the time that the Payments are due. If, in accordance with the foregoing, the payor Party withholds any amount, it shall pay to the recipient Party the balance when due, make timely payment to the proper taxing authority of the withheld amount, and send the recipient Party proof of such payment within [***] following that payment.
7.10.2    Assignments. If a Party that owes a payment under this Agreement assigns its rights and obligations to any person as permitted in accordance with Section 15.3 (Assignment; Effects of Acquisitions) and if, solely as a result of such assignment, the withholding or deduction of taxes required by Applicable Law with respect to payments owed by such assignee under this Agreement is increased, then any amount payable under this Agreement shall be increased to take into account such withheld or deducted taxes as may be necessary so that, after making all required tax withholdings and deductions (including tax withholdings and deductions on amounts payable under this Section 7.10 (Withholding Taxes)), the payee receives an amount equal to the sum it would have received as of the Effective Date.
7.11    Indirect Taxes. All payments are exclusive of value added taxes, sales taxes, consumption taxes and other similar taxes (“Indirect Taxes”). If any Indirect Taxes are chargeable in respect of any payments, the paying Party shall pay such Indirect Taxes at the applicable rate in respect of such payments following receipt, where applicable, of an Indirect Taxes invoice in the appropriate form issued by the receiving Party in respect of those payments. The Parties shall issue invoices for all amounts payable under this Agreement consistent with Indirect Tax requirements and irrespective of whether the sums may be netted for settlement purposes. If the Indirect Taxes originally paid or otherwise borne by the paying Party are in whole or in part subsequently determined not to have been chargeable, all reasonably necessary steps requested by the paying Party will be taken by the receiving Party to receive a refund of these undue Indirect Taxes from the applicable governmental authority or other fiscal authority and any amount of undue Indirect Taxes repaid by such authority to the receiving Party (net of any amounts incurred with respect to the receipt of such amounts) will be transferred to the paying Party within [***] of receipt.
7.12    Interest on Late Payments. If any payment or portion thereof due to either Party under this Agreement is not paid when due, then such paying Party shall pay interest thereon at a rate equal to [***] or, if lower, the maximum rate permitted by Applicable Law, calculated on the number of days such payment is delinquent, compounded annually and computed on the basis of a three hundred and sixty-five (365) day year.

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7.13    Financial Records. Each Party shall keep complete and accurate books and records pertaining to Net Sales of Products, Additional CNS Development Costs, Shared Development Costs, Allowable Expenses and Net Revenues with respect to the CNS Compounds and CNS Products, and Development of the Compounds or Products, including books and records of actual expenditures with respect to the budgets set forth in the CNS Development Plan and the Co-Commercialization Plan, in sufficient detail to calculate all amounts payable hereunder and to verify compliance with its obligations under this Agreement. Such books and records shall be retained by such Party until the later of (a) [***] after the end of the period to which such books and records pertain, and (b) the expiration of the applicable tax statute of limitations (including any extensions thereof), or for such longer period as may be required by Applicable Law.
7.14    Audit. At the request of the other Party, each Party shall permit an independent public accounting firm of nationally recognized standing designated by the other Party and reasonably acceptable to the audited Party, at reasonable times during normal business hours and upon reasonable notice, to audit the books and records maintained pursuant to Section 7.13 (Financial Records) to ensure the accuracy of all reports and payments made hereunder, provided that such rights with respect to records pertaining to Additional CNS Development Costs for an Additional CNS Development Activity shall not be exercised until after an Additional CNS Development Opt-In Notice is provided with respect to such Additional CNS Development Activity. Such examinations may not (a) be conducted for any Calendar Quarter more than [***] after the end of such quarter, (b) be conducted more than once in any [***] period (unless a previous audit during such [***] period revealed an underpayment with respect to such period) or (c) be repeated for any Calendar Quarter; except in each case, for cause. The accounting firm shall disclose to the auditing Party whether the reports are correct or not, and the details concerning any discrepancies sufficient for the auditing Party to understand any such discrepancies. Absent manifest error by such independent accounting firm, the determination of such independent accounting firm shall be binding on the Parties. Except as provided below, the cost of this audit shall be borne by the auditing Party, unless the audit reveals a variance of greater than [***] from the reported amounts for the inspected period, in which case the audited Party shall bear the cost of the audit. If such audit concludes that (i) additional amounts were owed by the audited Party, the audited Party shall pay the additional amounts, with interest from the date originally due as provided in Section 7.12 (Interest on Late Payments), or (ii) excess payments were made by the audited Party, the auditing Party shall, at its election, reimburse such excess payments or elect that such excess payments shall be offset against future payments due to the auditing Party under this Agreement, in either case ((i) or (ii)), within [***] after the date on which such audit is completed by the auditing Party.
7.15    Confidentiality. The receiving Party shall treat all information subject to review under this Article 7 (Payments) in accordance with the confidentiality provisions of Article 10 (Confidentiality and Non-Disclosure) and the Parties shall enter into a reasonably acceptable confidentiality agreement with the independent accountant obligating such accountant to retain all such financial information in confidence pursuant to such confidentiality agreement.

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7.16    No Other Compensation. Each Party hereby agrees that the terms of this Agreement fully define all consideration, compensation and benefits, monetary or otherwise, to be paid, granted or delivered by a Party to the other Party in connection with the transactions contemplated herein. Neither Party previously has paid or entered into any other commitment to pay, whether orally or in writing, any of the other Party’s employees, directly or indirectly, any consideration, compensation or benefits, monetary or otherwise, in connection with the transaction contemplated herein.
ARTICLE 8
INTELLECTUAL PROPERTY
8.1    Ownership of Intellectual Property.
8.1.1    Ownership of Patents and Know-How Generated under this Agreement. As between the Parties, [***].
8.1.2    Assignment, Disclosure and Assistance Obligation. Each Party shall cause all employees and contractors who perform activities for such Party or its Affiliate under this Agreement to be under an obligation to assign their rights in any Information, inventions, discoveries, improvements and works resulting therefrom to such Party or its Affiliate. At the request of [***] shall require its employees and contractors who are inventors on any such Program Patent to cooperate and provide assistance to its employer or its Affiliate in relevant intellectual property-related matters, including by executing all appropriate documents, cooperating in discovery and, if legally required to continue any such enforcement activities, joining as a party to any action or providing a power of attorney solely for such purpose. For clarity, the requirements of Section 6.4 (Subcontracting) and Section 15.15 (Performance by Affiliates, Sublicensees and Third Party Providers) shall apply to each Party’s use of Third Party Providers, Affiliates or Sublicensees, to perform activities for such Party under this Agreement.
8.1.3    Ownership of Corporate Names. Each Party shall retain all right, title and interest in and to its Corporate Names.
8.2    Maintenance and Prosecution of Patents. As between the Parties, and subject to Section 6.5.3 (Coordination with Third Party Agreements) and the requirements of the Existing In-License Agreements, with respect to [***], the following shall apply:
8.2.1    [***].
(a)    [***]. [***].
(b)    [***]. [***]s.
(c)    [***]. [***].
(d)    [***]. [***].
8.2.2    [***]. [***].

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8.2.3    [***]. [***].
8.2.4    [***]. [***].
8.2.5    [***]. [***].
8.3    [***]. [***]:
8.3.1    [***]. [***].
8.3.2    Infringement Enforcement Actions.
(a)    [***]. [***].
(b)    [***]. [***].
8.3.3    [***]. [***].
8.3.4    [***]. [***].
8.3.5    [***]. [***].
8.3.6    [***]. [***].
8.4    [***]. [***].
8.5    Invalidity or Unenforceability Defenses or Actions.
8.5.1    Notice. Each Party shall promptly notify the other Party in writing of any alleged or threatened assertion of invalidity or unenforceability of any of the Product Patents by a Third Party, in each case of which such Party becomes aware.
8.5.2    [***]. [***].
8.5.3    [***]. [***].
8.5.4    [***]. [***].
8.5.5    [***]. [***].
8.6    Product Trademarks.
8.6.1    [***]. [***].
8.6.2    [***]. [***].
8.6.3    [***]. [***].
8.6.4    [***]. [***].

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8.6.5    [***]. [***].
8.7    [***]. [***]:
8.7.1    [***]. [***].
8.7.2    [***]. [***].
8.7.3    [***]. [***].
8.8    [***]. [***].
ARTICLE 9
PHARMACOVIGILANCE AND SAFETY
9.1    Pharmacovigilance. Each Party shall provide the other Party with all Information reasonably necessary or desirable for such Party to comply with its pharmacovigilance responsibilities in all countries in the Territory. Sufficiently in advance of the start of any Clinical Trials conducted under this Agreement, the Parties shall enter into an agreement (“Pharmacovigilance Agreement”) to initiate a process for the exchange of safety data (including post-marketing spontaneous reports received by each Party and its Affiliates) in a mutually agreed format in order to monitor the safety of the Compounds or Products and to meet reporting requirements with any applicable Regulatory Authority.
9.2    Global Safety Database.
9.2.1    CNS Program. Within [***] after the Effective Date, Denali shall initially set up, and thereafter will hold and maintain the global safety database for CNS Compounds and CNS Products with respect to safety data obtained in connection with the Denali CNS Development Activities. In connection with the commencement of Sanofi CNS Development Activities by Sanofi and in accordance with the Transition Plan, or if Denali exercises the Denali Royalty Option, Denali shall transfer to Sanofi, in the electronic format agreed upon by the Parties at the JDC, the complete contents of the safety database maintained by Denali pursuant to this Section 9.2.1 for the CNS Compounds and CNS Products. Thereafter Sanofi shall maintain the global safety database for such CNS Compounds and CNS Products.
9.2.2    Peripheral Program. Sanofi shall maintain the global safety database for Peripheral Compounds and Peripheral Products.
9.2.3    Costs. Each Party’s and its Affiliates’ costs incurred in connection with receiving, recording, reviewing, communicating, reporting and responding to adverse events with respect to such Compounds and Products and in establishing and maintaining a global safety database for such Compounds and Products (a) shall be included in the Allowable Expenses to the extent pertaining to a Cost Profit Sharing Product in a Cost Profit Sharing Country; and (b) [***].

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9.3    Patient Safety Cooperation. Each Party agrees that ensuring patient safety is an essential aspect of the product development and commercialization process and, in furtherance thereof, each Party agrees to use reasonable efforts to cooperate with the other Party with respect to any patient safety matters arising under this Agreement, and will consider the other Party’s views on safety matters reasonably and in good faith in light of each Party’s interest in developing therapeutic solutions that comply with applicable regulatory, safety and ethical standards. Without limiting the foregoing, if either Party reasonably believes that the [***] is likely to identify a Patient Safety Risk that could reasonably affect [***] then such Party shall notify the other Party, and, at either Party’s request, the Parties will discuss and consider in good faith [***]. Sanofi will ensure (through its JSC members or otherwise) that a presentation made by the relevant Sanofi personnel at a meeting of the [***] regarding any such matters will include (i) [***] and (ii) [***]. In addition, at Sanofi’s sole discretion, Denali may directly participate in such a meeting of the [***].
ARTICLE 10
CONFIDENTIALITY AND NON-DISCLOSURE
10.1    Confidentiality Obligations. At all times during the Term and for a period of [***] following termination or expiration of this Agreement in its entirety, each Party shall, and shall cause its Affiliates and its and their respective officers, directors, employees and agents to, keep confidential and not publish or otherwise disclose to a Third Party and not use, directly or indirectly, for any purpose, any Confidential Information furnished or otherwise made known to it, directly or indirectly, by the other Party, except to the extent such disclosure or use is expressly permitted by the terms of this Agreement and is reasonably necessary or useful for the performance of such Party’s obligations, or the exercise of rights expressly granted to such Party under, this Agreement. The terms, but not the mere existence, of this Agreement will also be considered Confidential Information for which each Party is a receiving Party for purposes of this Article 10 (Confidentiality and Non-Disclosure).
10.2    Exceptions. Notwithstanding the foregoing, the confidentiality and non-use obligations under Section 10.1 (Confidentiality Obligations) shall not apply to any information that the receiving Party can demonstrate by documentation or other competent proof:
10.2.1    has been published by a Third Party or otherwise is or becomes part of the public domain by public use, publication, general knowledge or the like through no wrongful act, fault or negligence on the part of the receiving Party;
10.2.2    is in the receiving Party’s possession prior to disclosure by the disclosing Party, to the extent the receiving Party has the right to use and disclose such information;
10.2.3    is subsequently lawfully received by the receiving Party from a Third Party, to the extent the receiving Party has the right to use and disclose such information without breach of any agreement between such Third Party and the disclosing Party;
10.2.4    is published or otherwise generally made available to Third Parties by the disclosing Party without restriction on disclosure; or

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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10.2.5    is independently developed by or for the receiving Party without reference to, or use or disclosure of, the disclosing Party’s Confidential Information.
Specific aspects or details of Confidential Information shall not be deemed to be within the public domain or in the possession of the receiving Party merely because the Confidential Information is embraced by more general information in the public domain or in the possession of the receiving Party. Further, any combination of Confidential Information shall not be considered in the public domain or in the possession of the receiving Party merely because individual elements of such Confidential Information are in the public domain or in the possession of the receiving Party unless the combination is in the public domain or in the possession of the receiving Party.
10.3    Permitted Disclosures. Each Party may disclose Confidential Information to the extent that such disclosure is:
10.3.1    in the reasonable opinion of the receiving Party’s legal counsel, required to be disclosed pursuant to law, regulation or a valid order of a court of competent jurisdiction or other supra-national, federal, national, regional, state, provincial and local governmental body of competent jurisdiction, (including by reason of filing with securities regulators, but subject to Section 10.5 (Public Announcements)); provided that the receiving Party shall, unless otherwise prohibited, first have given advanced written notice (and to the extent possible, at least [***] notice) to the disclosing Party and (other than with regard to disclosures to securities regulators or to comply with applicable securities law, which disclosures are covered in Section 10.5 (Public Announcements)) give the disclosing Party a reasonable opportunity to take whatever action it deems necessary to protect its Confidential Information via a protective order or confidential treatment request. In the event that no such protective order, confidential treatment, or other remedy is obtained, or the disclosing Party waives compliance with the terms of this Agreement, the receiving Party shall furnish only that portion of Confidential Information which the receiving Party is advised by counsel is legally required to be disclosed;
10.3.2    made by or on behalf of the receiving Party to the Regulatory Authorities in connection with any filing, application or request for Regulatory Approval in accordance with the terms of this Agreement; provided that reasonable measures shall be taken to assure confidential treatment of such Confidential Information to the extent practicable and consistent with Applicable Law;
10.3.3    made to its or its Affiliates’ financial and legal advisors who have a need to know such disclosing Party’s Confidential Information and are either under professional codes of conduct giving rise to expectations of confidentiality and non-use or under written agreements of confidentiality and non-use, in each case, substantially similar to the obligations of confidentiality and non-use of the receiving Party pursuant to this Article 10 (Confidentiality and Non-Disclosure);
10.3.4    [***]
10.3.5    [***].

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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10.3.6    For any disclosures made by the receiving Party pursuant to Section 10.3.3, Section 10.3.4 and Section 10.3.5, such receiving Party shall remain responsible for any failure of the relevant Person to treat such Confidential Information as required under this Article 10 (Confidentiality and Non-Disclosure). For clarity, in any case where the foregoing disclosure must be subject to obligations of confidentiality and non-use substantially similar to those under this Article 10 (Confidentiality and Non-Disclosure), it is understood that the duration of such confidentiality and non-use obligations shall be no less than [***] from the date of disclosure.
10.4    Use of Name. Except as expressly provided in this Agreement, neither Party shall mention or otherwise use the name, logo or Trademark of the other Party or any of its Affiliates (or any abbreviation or adaptation thereof) in any publication, press release, marketing and promotional material, website or other form of publicity, without the prior written approval of such other Party. Notwithstanding the foregoing, the restrictions imposed by this Section 10.4 shall not prohibit either Party from making any disclosure identifying the other Party that, in the opinion of the disclosing Party’s counsel, is required by Applicable Law (including stock exchange rules); provided that such Party shall submit the proposed disclosure identifying the other Party in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure unless such proposed disclosure is required under Applicable Law, or the rules of an applicable securities exchange, in each case to be made in [***] or less) so as to provide a reasonable opportunity to comment thereon.
10.5    Public Announcements. Promptly following the Execution Date (and in any event within [***] thereafter), the Parties shall agree (such agreement not to be unreasonably withheld, conditioned or delayed) upon the content of a press release to be issued by each Party or by the Parties jointly to announce the collaboration and such press release(s) shall not otherwise be subject to the review procedures in this Section 10.5. Neither Party shall issue any other public announcement, press release or other public disclosure regarding this Agreement or the Parties’ activities hereunder without the other Party’s prior written consent (which shall not be unreasonably withheld, delayed or conditioned), except for any such disclosure regarding [***], or any other disclosure that is, in the opinion of the disclosing Party’s counsel, required by Applicable Law or the rules of a stock exchange on which the securities of the disclosing Party are listed, or is otherwise expressly permitted in accordance with this Article 10 (Confidentiality and Non-Disclosure). In the event a Party desires to make a public announcement regarding the payment of any milestone or that is, in the opinion of its counsel, required by Applicable Law or the rules of a stock exchange on which its securities are listed to make such a public disclosure, such Party shall submit the proposed disclosure in writing to the other Party as far in advance as reasonably practicable (and in no event less than [***] prior to the anticipated date of disclosure, unless such proposed disclosure is required under Applicable Law, or the rules of an applicable securities exchange, in each case to be made in [***] or less) so as to provide a reasonable opportunity to comment thereon.
10.6    Publications and Presentations.
10.6.1    [***].
10.6.2    [***].

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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10.6.3    [***].
10.6.4    [***]:
(a)    [***]
(b)    [***]: (i) [***]; (ii) [***]; and (iii) [***]; provided, however, that [***].
10.7    Prior Confidentiality. Any Information disclosed by a Party or its Affiliate to the other Party or its Affiliate prior to the Execution Date under that certain Confidentiality Agreement between the Parties or their respective Affiliates dated March 14, 2017 shall be deemed to have been disclosed under this Agreement, and covered by the provisions of this Article 10 (Confidentiality and Non-Disclosure).
10.8    Survival. All Confidential Information shall continue to be subject to the terms of this Agreement for the period set forth in Section 10.1 (Confidentiality Obligations).
10.9    Residuals Disclaimer. Notwithstanding any other provision of this Agreement, the Parties agree that each Party will not be liable in any respect for the use of Confidential Information received by such Party hereunder (whether not such Confidential Information is deemed to be such Party’s Confidential Information hereunder) by any of officers, directors, employees or agents of such Party or Affiliates of such Party, to the extent such Confidential Information is retained in the unaided memory of such officer, director, employee or agent.
ARTICLE 11
REPRESENTATIONS, WARRANTIES AND COVENANTS
11.1    Mutual Representations and Warranties. Denali and Sanofi each represents and warrants to the other, as of the Execution Date, as follows:

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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11.1.1    Organization. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, and has all requisite power and authority, corporate or otherwise, to execute, deliver and perform its obligations under this Agreement.
11.1.2    Authorization. The execution and delivery of this Agreement and the performance by it of its obligations hereunder have been duly authorized by all necessary corporate action, and do not violate (a) such Party’s charter documents, bylaws or other organizational documents; (b) in any material respect, any agreement, instrument, or contractual obligation to which such Party is bound; (c) any requirement of any Applicable Law existing as of the Execution Date and applicable to such Party; or (d) any order, writ, judgment, injunction, decree, determination or award of any court or governmental agency in effect as of the Execution Date and applicable to such Party.
11.1.3    Binding Agreement. This Agreement is a legal, valid and binding obligation of such Party enforceable against it in accordance with its terms and conditions, subject to the effects of bankruptcy, insolvency or other laws of general application affecting the enforcement of creditor rights, judicial principles affecting the availability of specific performance and general principles of equity (whether enforceability is considered a proceeding at law or equity).
11.1.4    No Inconsistent Obligation. It is not under any obligation, contractual or otherwise, to any Person that conflicts with, or is inconsistent in any material respect with, the terms of this Agreement.
11.1.5    Debarment. Neither it nor any of its employees, nor to its knowledge, any of the agents performing hereunder, has ever been, is currently or is the subject of a proceeding that could lead to it or such employees or agents becoming, as applicable, a Debarred Entity or Debarred Individual, an Excluded Entity or Excluded Individual or a Convicted Entity or Convicted Individual. For purposes of this provision, the following definitions shall apply:
(a)    A “Debarred Individual” is an individual who has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from providing services in any capacity to a Person who has an approved or pending drug or biological product application.
(b)    A “Debarred Entity” is a corporation, partnership or association that has been debarred by the FDA pursuant to 21 U.S.C. §335a (a) or (b) from submitting or assisting in the submission of any abbreviated drug application, or a subsidiary or affiliate of a Debarred Entity.
(c) An “Excluded Individual” or “Excluded Entity” is (i) an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal health care programs such as Medicare or Medicaid by the Office of the Inspector General (OIG/HHS) of the U.S. Department of Health and Human Services; or (ii) is an individual or entity, as applicable, who has been excluded, debarred, suspended or is otherwise ineligible to participate in federal procurement and non-procurement programs, including those produced by the U.S. General Services Administration (GSA).

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(d)    A “Convicted Individual” or “Convicted Entity” is an individual or entity, as applicable, who has been convicted of a criminal offense that falls within the ambit of 21 U.S.C. §335a (a) or 42 U.S.C. §1320a - 7(a), but has not yet been excluded, debarred, suspended or otherwise declared ineligible.
11.2    Additional Representations and Warranties of Denali. Denali further represents and warrants to Sanofi, as of the Execution Date [***], as follows:
11.2.1    No claim, judgment or settlement has been brought or obtained against Denali or any of its Affiliates relating to the Denali Patents or the Denali Know-How. No claim, litigation or administrative proceeding has been brought or, to Denali’s knowledge, has been threatened in writing by any Person alleging, that (a) the Denali Patents are invalid or unenforceable; or (b) the Denali Patents, or the Denali Know-How, or the disclosing, copying, making, assigning or licensing of the Denali Patents or the Denali Know-How, or the Development or Commercialization of the Compounds or Products as contemplated herein, does or will violate, infringe, misappropriate or otherwise conflict or interfere with, any Patent or other intellectual property or proprietary right of any Person.
11.2.2    Neither Denali nor, to Denali’s knowledge, any other owner of any of the Denali Patents has granted to any Third Party any rights under the Denali Patents to Exploit the Licensed Compounds or Licensed Products in any manner that conflicts with the rights therein granted to Sanofi under this Agreement. Denali has the right to grant the licenses and other rights granted to Sanofi under this Agreement and Denali has not granted any license, right, option or interest in, to or under the Denali Technology that is in conflict with the licenses granted to Sanofi under this Agreement.
11.2.3    (a) To Denali’s knowledge, Denali has the right to Exploit all Denali Know‑How and Denali Patents necessary to conduct the activities under the Programs with respect to Licensed Compounds and Licensed Products, and (b) the Development or Commercialization of the Licensed Compounds and Licensed Products as contemplated herein will not conflict with any other license or agreement to which Denali or any of its Affiliates is a party.
11.2.4    To Denali’s knowledge and except as listed in Schedule 11.2.4: [***].

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11.2.5    Schedule 6.5.1 contains a complete and accurate list of all Existing In-License Agreements. A complete and accurate copy of each contract between Denali and each such Person and all associated amendments, notices and waivers related to the performance of obligations thereunder was included in the electronic data room that it has made available to Sanofi (“Data Room”). Neither Denali nor, to Denali’s knowledge, any counterparty is in breach of any Existing In-License Agreement. No party to any such agreement has threatened to terminate, nor alleged any breach under, any Existing In-License Agreement. Denali has not received any written notice from any counterparty to any of Existing In-License Agreements threatening to terminate such Existing In-License Agreement or alleging that Denali is in breach of any Existing In-License Agreement. Each Existing In-License Agreement is in full force and effect. None of the Denali Know-How disclosed to Sanofi contains any Information (as defined in the [***]) owned by any party to the [***] other than Denali or [***], and no such other Information, including [***] (each as defined in the [***]), has been disclosed to Denali or is necessary to conduct the activities contemplated by this Agreement.
11.2.6    Schedule 1.40 contains a complete and correct list of Denali Patents for which Denali solely controls Prosecution and Maintenance (“Denali Controlled Denali Patents”) and, to Denali’s knowledge, a complete and correct list of Denali Patents for which Denali does not solely control Prosecution and Maintenance (“Denali Licensed Patents”).
(a)    The Denali Controlled Denali Patents have been filed, are being lawfully Prosecuted and all applicable fees have been paid on or before the due date for payment. The Denali Controlled Denali Patents are being prosecuted in the respective patent offices in the Territory in accordance with Applicable Law. To Denali’s knowledge, the Denali Controlled Denali Patents that have issued as of the Execution Date are valid. Denali has not intentionally taken or failed to take any action that would cause the Denali Controlled Denali Patents that have issued as of the Execution Date to be unenforceable. Denali is the sole owner of all Denali Controlled Denali Patents.
(b)    To Denali’s knowledge, the Denali Licensed Patents are being prosecuted in the respective patent offices in the Territory in accordance with Applicable Law. To Denali’s knowledge, the Denali Licensed Patents have been filed, are being lawfully Prosecuted and all applicable fees have been paid on or before the due date for payment. To Denali’s knowledge, the Denali Licensed Patents that have issued are valid and enforceable.
11.2.7    To Denali’s knowledge, no Person is infringing or threatening to infringe or misappropriating or threatening to misappropriate the Denali Patents or the Denali Know-How.
11.2.8    No written claim has been filed, or to Denali’s knowledge, threatened in writing, against it by any Third Party alleging that the conception, development or reduction to practice of any of the Denali Patents or Denali Know-How constitute or involve the misappropriation of trade secrets or other violation of the rights or property of any Person.
11.2.9    Denali has conducted, and to Denali’s knowledge, its contractors and consultants have conducted, all Development of the Licensed Compounds in accordance with Applicable Law.

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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11.2.10    Schedule 4.1 contains a complete and accurate list of all of Denali’s Third Party Providers of manufacturing services and technology performing activities with respect to the Licensed Compounds or Licensed Products as of the Execution Date. A complete and accurate copy of each contract between Denali and each such Third Party Provider and all associated amendments and waivers pertaining to the performance of obligations thereunder was included in the Data Room. Neither Denali nor, to Denali’s knowledge, any counterparty is in material breach of any such agreement. No party thereto has threatened to terminate, nor alleged any material breach under, any such agreement. Denali has not received any written notice from any counterparty to any such agreement threatening to terminate such agreement or alleging that Denali is in breach of any such agreement. Each such agreement is in full force and effect.
11.2.11    Schedule 11.2.11 sets forth [***], in each case of the Execution Date.
11.2.12    The inventions claimed or covered by the Denali Controlled Denali Patents (i) were not conceived, discovered, developed or otherwise made in connection with any research activities funded, in whole or in part, by the federal government of the United States or any agency thereof; (ii) are not a “subject invention” as that term is described in 35 U.S.C. §201(e); (iii) are not otherwise subject to the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§200-212, as amended, or any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401; and (iv) are not the subject of any licenses, options or other rights of any Governmental Authority, within or outside the United States. In the event that any inventions Covered or claimed by the Denali Controlled Denali Patents have been conceived, discovered, developed or otherwise made in connection with any research and development activities funded, in whole or in part, by the federal government of the United States or any agency thereof, Denali has complied with the provisions of the Patent and Trademark Law Amendments Act of 1980, as amended, codified at 35 U.S.C. §§200-212, as amended, as well as any regulations promulgated pursuant thereto, including in 37 C.F.R. Part 401.
11.2.13    All current and former officers, employees, agents and consultants of Denali or any of its Affiliates who are inventors of or have otherwise contributed in a material manner to the creation or development of any Denali Controlled Denali Patents have executed and delivered to Denali or such Affiliate an assignment or other agreement regarding the protection of proprietary information and the assignment to Denali or such Affiliate of any Denali Controlled Denali Patents.
11.3    Additional Covenants of Denali. Denali covenants to Sanofi as follows:
11.3.1    Denali shall [***].
11.3.2    Denali shall (a) [***]; (b) [***]; (c) [***]; and (d) [***]. Denali shall [***].
11.3.3    Denali shall [***].
11.3.4    If, during the Term, [***], Denali shall [***].

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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11.4    Additional Representations and Warranties of Sanofi. Sanofi further represents and warrants to Denali, as of the Execution Date [***], as follows:
11.4.1    [***].
11.4.2    [***].
11.4.3    [***].
11.4.4    [***].
11.4.5    [***].
11.4.6    [***].
11.4.7    [***].
11.4.8    Schedule 11.4.8 sets forth [***].
11.5    Additional Covenants of Sanofi. Sanofi covenants to Denali as follows:
11.5.1    Sanofi shall [***].
11.5.2    Sanofi shall (a) [***], (b) [***], and (c) [***].
11.5.3    Neither Sanofi nor any of its Affiliates will [***].
11.5.4    If, during the Term, [***], Sanofi shall [***].
11.6    DISCLAIMER. EXCEPT FOR THE EXPRESS REPRESENTATIONS AND WARRANTIES SET FORTH IN SECTION 11.1 (MUTUAL REPRESENTATIONS AND WARRANTIES), SECTION 11.2 (ADDITIONAL REPRESENTATIONS AND WARRANTIES OF DENALI), SECTION 11.4 (ADDITIONAL REPRESENTATIONS AND WARRANTIES OF SANOFI) , NEITHER PARTY MAKES ANY REPRESENTATIONS OR GRANTS ANY WARRANTIES, EXPRESS OR IMPLIED, EITHER IN FACT OR BY OPERATION OF LAW, BY STATUTE OR OTHERWISE, AND EACH PARTY SPECIFICALLY DISCLAIMS ANY OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, OR EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE OR ANY WARRANTY AS TO THE VALIDITY OF ANY PATENTS OR THE NON-INFRINGEMENT OF ANY INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES.
ARTICLE 12
INDEMNITY; LIMITATIONS OF LIABILITY; INSURANCE
12.1    Indemnification of Denali. Sanofi shall indemnify Denali, its Affiliates and its and their respective directors, officers, employees, and agents (“Denali Indemnitees”) and defend and hold each of them harmless, from and against any and all losses, damages, liabilities, penalties, costs and expenses (including reasonable attorneys’ fees and expenses) (collectively,

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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“Indemnified Losses”) in connection with any and all suits, investigations, claims or demands of Third Parties (collectively, “Third Party Claims”) incurred by or rendered against the Denali Indemnitees arising from or occurring as a result of:
(a)    the Development, Manufacture, Commercialization or other Exploitation of Compounds or Products by or under the authority of Sanofi (other than by Denali, its Affiliates or Sublicensees) either during the Term or after the termination of this Agreement (with respect to a Terminated Product), including any Additional CNS Development Activities conducted by or under the authority of Sanofi, but in each case excluding any of the foregoing associated with any Cost Profit Sharing Product in a Cost Profit Sharing Country;
(b)    the negligence, reckless conduct or willful misconduct on the part of Sanofi or its Affiliates or their respective directors, officers, employees, and agents in performing its or their obligations under this Agreement; or
(c)    a breach by Sanofi of this Agreement, including any breach of a representation, warranty or covenant by Sanofi made under Article 11 (Representations, Warranties and Covenants);
except in the case of clauses (a) through (c), for those Indemnified Losses for which Denali, in whole or in part, has an obligation to indemnify Sanofi pursuant to Section 12.2 (Indemnification of Sanofi), as to which Indemnified Losses each Party shall indemnify the other to the extent of their respective liability for such Indemnified Losses.
12.2    Indemnification of Sanofi. Denali shall indemnify Sanofi, its Affiliates and its and their respective directors, officers, employees and agents (“Sanofi Indemnitees”), and defend and hold each of them harmless, from and against any and all Indemnified Losses in connection with any and all Third Party Claims incurred by or rendered against the Sanofi Indemnitees arising from or occurring as a result of:
(a)    the Development, Manufacture, Commercialization or other Exploitation of the CNS Compounds and CNS Products, by or under the authority of Denali (other than by Sanofi, its Affiliates or Sublicensees) either during the Term or after the termination of this Agreement (with respect to a Terminated Product), including any Additional CNS Development Activities conducted by or under the authority of Denali, but in each case excluding any of the foregoing associated with Cost Profit Sharing Product in a Cost Profit Sharing Country;
(b)    the negligence, reckless conduct or willful misconduct on the part of Denali or its Affiliates or its or their respective directors, officers, employees, and agents in performing its obligations under this Agreement;
(c)    a breach by Denali of this Agreement, including any breach of a representation, warranty or covenant by Denali made under Article 11 (Representations, Warranties and Covenants).

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except, in the case of clause (a) through (c) above for those Indemnified Losses for which Sanofi, in whole or in part, has an obligation to indemnify Denali pursuant to Section 12.1 (Indemnification of Denali), as to which Indemnified Losses each Party shall indemnify the other to the extent of their respective liability for the Indemnified Losses.
12.3    Certain Indemnified Losses. Any Indemnified Losses and all Out-of-Pocket Costs incurred by a Party to conduct its indemnification obligations under Section 12.1 (Indemnification of Denali) or Section 12.2 (Indemnification of Sanofi), (other than those Indemnified Losses and Out-of-Pocket Costs that result from the [***]), in connection with any Third Party Claim brought against either Party resulting directly or indirectly from (a) [***] or (b) [***]. If either Party learns of any Third Party Claim with respect to Indemnified Losses covered by this Section 12.3, such Party shall provide the other Party with prompt written notice thereof. The Parties shall confer with respect to how to respond to such Third Party Claim and how to handle such Third Party Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action as it deems appropriate.
12.4    Notice of Claim. All indemnification claims in respect of a Party, its Affiliates or their respective directors, officers, employees and agents shall be made solely by such Party to this Agreement (“Indemnified Party”). Subject to Section 12.3 (Certain Indemnified Losses), the Indemnified Party shall give the indemnifying Party prompt written notice (“Indemnification Claim Notice”) of any Indemnified Losses or discovery of fact upon which such Indemnified Party intends to base a request for indemnification under this Article 12 (Indemnity; Limitations of Liability; Insurance), but in no event shall the indemnifying Party be liable for any Indemnified Losses to the extent such Indemnified Losses arise from any delay in providing such notice. Each Indemnification Claim Notice must contain a description of the claim and the nature and amount of such Indemnified Loss (to the extent that the nature and amount of such Indemnified Loss is known at such time). The Indemnified Party shall furnish promptly to the indemnifying Party copies of all papers and official documents received in respect of any Indemnified Losses and Third Party Claims.
12.5    Control of Defense.
12.5.1    In General. Subject to the provisions of Section 8.4 (Infringement Claims by Third Parties), Section 8.5 (Invalidity or Unenforceability Defenses or Actions) and Section 8.6.3 (Third Party Claims) and of Section 12.3 (Certain Indemnified Losses), at its option, the indemnifying Party may assume the defense of any Third Party Claim by giving written notice to the Indemnified Party within [***] after the indemnifying Party’s receipt of an Indemnification Claim Notice. The assumption of the defense of a Third Party Claim by the indemnifying Party shall not be construed as an acknowledgment that the indemnifying Party is liable to indemnify the Indemnified Party in respect of the Third Party Claim, nor shall it constitute a waiver by the indemnifying Party of any defenses it may assert against the Indemnified Party’s claim for indemnification. Upon assuming the defense of a Third Party Claim pursuant to this Section 12.5.1, the indemnifying Party may appoint as lead counsel in the defense of the Third Party Claim any legal counsel selected by the indemnifying Party which

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shall be reasonably acceptable to the Indemnified Party. In the event the indemnifying Party assumes the defense of such a Third Party Claim, the Indemnified Party shall immediately deliver to the indemnifying Party all original notices and documents (including court papers) received by the Indemnified Party in connection with such Third Party Claim. Should the indemnifying Party assume the defense of such a Third Party Claim, except as provided in Section 12.5.2 (Right to Participate in Defense), the indemnifying Party shall not be liable to the Indemnified Party for any legal expenses subsequently incurred by such Indemnified Party in connection with the analysis, defense or settlement of the Third Party Claim unless specifically requested in writing by the indemnifying Party. In the event that it is ultimately determined that the indemnifying Party is not obligated to indemnify, defend or hold harmless the Indemnified Party from and against such Third Party Claim, the Indemnified Party shall reimburse the indemnifying Party for any Indemnified Losses incurred by the indemnifying Party in its defense of such Third Party Claim.
12.5.2    Right to Participate in Defense. Without limiting Section 12.5.1 (In General), any Indemnified Party shall be entitled to participate in, but not control, the defense of such Third Party Claim and to employ counsel of its choice for such purpose; provided that such employment shall be at the Indemnified Party’s own expense unless (a) the employment thereof, and the assumption by the indemnifying Party of such expense, has been specifically authorized by the indemnifying Party in writing; (b) the indemnifying Party has failed to assume the defense and employ counsel in accordance with Section 12.5.1 (In General) (in which case the Indemnified Party shall control the defense); or (c) the interests of the Indemnified Party and the indemnifying Party with respect to such Third Party Claim are sufficiently adverse to prohibit the representation by the same counsel of both Parties under Applicable Law, ethical rules or equitable principles.
12.5.3    Settlement. With respect to any Indemnified Losses relating solely to the payment of money damages in connection with a Third Party Claim and that shall not result in the Indemnified Party’s becoming subject to injunctive relief, specific performance or otherwise adversely affect the business of the Indemnified Party in any manner, and as to which the indemnifying Party shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the indemnifying Party shall have the sole right to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Indemnified Loss, on such terms as the indemnifying Party, in its sole discretion, shall deem appropriate. With respect to all other Indemnified Losses in connection with Third Party Claims, where the indemnifying Party has assumed the defense of the Third Party Claim in accordance with Section 12.5.1 (In General), the indemnifying Party shall have authority to consent to the entry of any judgment, enter into any settlement or otherwise dispose of such Indemnified Loss; provided that it obtains the prior written consent of the Indemnified Party (which consent shall not be unreasonably withheld, delayed or conditioned). If the indemnifying Party does not assume and conduct the defense of a Third Party Claim as provided above, the Indemnified Party may defend against such Third Party Claim. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, no Indemnified Party shall admit any liability with respect to, or settle, compromise or dispose of, any Third Party Claim in a manner that would have a material adverse effect on the Indemnified Party or admit wrongdoing on behalf of the Indemnified Party, without the prior written consent of the indemnifying Party. The indemnifying Party shall not be liable for any settlement, compromise or other disposition of

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an Indemnified Loss by an Indemnified Party that is reached without the written consent of the indemnifying Party.
12.5.4    Cooperation. Regardless of whether the indemnifying Party chooses to defend or prosecute any Third Party Claim, the Indemnified Party shall, and shall cause each indemnitee to, cooperate in the defense or prosecution thereof and shall furnish such records, information and testimony, provide such witnesses and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonably requested in connection therewith. Such cooperation shall include access during normal business hours afforded to the indemnifying Party to, and reasonable retention by the Indemnified Party of, records and information that are reasonably relevant to such Third Party Claim, and making Indemnified Parties and other employees and agents available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder, and the indemnifying Party shall reimburse the Indemnified Party for all its reasonable out-of-pocket expenses in connection therewith.
12.5.5    Expenses. Except as provided above, the reasonable and verifiable costs and expenses, including fees and disbursements of counsel, incurred by the Indemnified Party in connection with any Third Party Claim shall be reimbursed on a Calendar Quarter basis in arrears by the indemnifying Party, without prejudice to the indemnifying Party’s right to contest the Indemnified Party’s right to indemnification and subject to refund in the event the indemnifying Party is ultimately held not to be obligated to indemnify the Indemnified Party.
12.6    Special, Indirect, and Other Losses. EXCEPT (A) [***], (B) [***], AND (C) [***], NEITHER PARTY NOR ANY OF ITS AFFILIATES SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS OR BUSINESS INTERRUPTION (TO THE EXTENT THE SAME ARE CONSEQUENTIAL DAMAGES), HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, TORT, NEGLIGENCE, BREACH OF STATUTORY DUTY OR OTHERWISE IN CONNECTION WITH, OR ARISING IN ANY WAY OUT OF, THE TERMS OF THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THE USE OF A COMPOUND OR PRODUCT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGE.
12.7    Insurance. Each Party will procure and maintain liability insurance with carriers rated “A-” AM Best rating or equivalent, including product liability insurance, with minimum limits of [***] per claim and in the aggregate, with respect to its activities hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Product is being commercially distributed or sold. It is understood that such insurance will not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 12 (Indemnity; Limitations of Liability; Insurance). Clinical trials insurance must be implemented by the sponsor of the clinical trial in compliance with local Applicable Laws. Each Party will provide the other with written evidence of such insurance upon request. Product liability policies will be maintained for [***] following termination of this Agreement. Notwithstanding the foregoing, (a) Sanofi may self-insure, in whole or in part, the

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insurance requirements described above; and (b) Denali may self-insure, in whole or in part, the insurance requirements described [***]).
ARTICLE 13
TERM AND TERMINATION
13.1    Term. This Agreement shall commence on the Execution Date (subject to Section 14.1 (HSR Act Compliance)) and, unless earlier terminated as set forth below, shall continue in force and effect until the expiration of Sanofi’s payment obligations under this Agreement (such period, the “Term”).
13.2    Termination for Material Breach. If either Party (“Non-Breaching Party”) believes that the other Party (“Breaching Party”) has materially breached this Agreement, then the Non-Breaching Party may deliver notice of such material breach to the Breaching Party (“Default Notice”). If the Breaching Party does not dispute that it has committed a material breach of this Agreement and the Breaching Party fails to cure such breach within [***] after receipt of the Default Notice, the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party; provided that if such material breach is with respect to only a Program (and not with respect to this Agreement in its entirety), such termination shall be limited to such Program. If the Breaching Party disputes the Default Notice within [***] cure period, the dispute shall be resolved pursuant to Section 15.6.3 (ADR). If, as a result of the application of such dispute resolution procedures, the Breaching Party is determined to have materially breached this Agreement (“Adverse Ruling”) and the Breaching Party fails to complete the actions specified by the Adverse Ruling to cure such material breach within any of the remaining [***] cure period after such ruling is issued, then the Non-Breaching Party may terminate this Agreement upon written notice to the Breaching Party; [***].
13.3    For Convenience. Sanofi may terminate this Agreement for any or no reason, upon [***] prior written notice to Denali: (a) in its entirety; (b) with respect to a particular Program; or (c) on a Program-by-Program basis, with respect to any of the following regions, which taken together comprise the entire world: (i) the continents of Europe and Africa; (ii) the continents of North America and South America; or (iii) the continents of Asia, Australia and Antarctica and those countries in Oceania other than Australia. For purposes of this Section 13.3, each of the regions described in clause (i), (ii) and (iii) shall consist of the countries listed on Schedule 13.3 attached to this Agreement. For the avoidance of doubt, if Sanofi exercises its right to terminate this Agreement under this Section 13.3 with respect to one or more regions described in clause (c) above, such right shall apply to the entire region described in sub-clause (i), (ii) or (iii), as the case may be, and not to individual countries or continents within any such region, and such terminated region(s) (or the whole Territory, if this Agreement is terminated in its entirety under this Section 13.3) with respect to the terminated Program shall be referred to as the “Terminated Area”.
13.4    Termination for Insolvency. Either Party may terminate this Agreement in its entirety at any time during the Term by giving written notice to the other Party if the other Party files in any court or agency pursuant to any statute or regulation of any state or country a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee for the other Party or its assets, or if the other Party is served with an involuntary

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petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed with [***] after the filing thereof, or if the other Party makes a general assignment for the benefit of creditors.
13.5    [***]. [***].
13.6    Termination for Safety. Sanofi will have the right to terminate this Agreement with respect to an affected Program or Product (and any other Product containing the same Compound), upon [***] prior written notice to Denali, if a Material Safety Event occurs or is identified by a Regulatory Authority [***]. In addition, subject to this Section 13.6, Sanofi will have the right to terminate this Agreement with respect to an affected Program or Product (and any other Product containing the same Compound), upon [***] prior written notice to Denali, if as a result of a Material Safety Event, [***]. Any notice of termination issued by Sanofi to Denali under this Section 13.6 (Termination for Safety) shall include a summary of any Material Safety Event(s) [***]. During the applicable notice period, each Party will continue to perform all of its obligations under this Agreement then in effect and, to the extent applicable, bear their respective shares of all Development Costs and Allowable Expenses incurred during such notice period.
13.7    Termination for Non-Compliance of HSR Condition. Either Party will have the right to terminate this Agreement in its entirety as provided in Section 14.1 (HSR Act Compliance).
13.8    Effects of Termination. In the event of any termination of this Agreement in its entirety or with respect to a Program or Product(s) (each such terminated Program or Product(s) (including all Compounds included in such terminated Product(s)) or, if this Agreement is terminated in its entirety, all Programs, Compounds and Products, “Terminated Portion”) or Terminated Area, subject to Section 13.10 (Accrued Rights; Surviving Obligations), the following shall apply:
13.8.1    Effects of Termination by Sanofi for Convenience or Safety or by Denali for Cause on Terminated Denali Products. Upon any termination by Sanofi pursuant to Section 13.3 (For Convenience) or Section 13.6 (Termination for Safety) or termination by Denali pursuant to Section 13.2 (Termination for Material Breach), Section 13.4 (Termination for Insolvency) [***], the following will apply solely with respect to (x) Licensed Compounds and Licensed Products, and (y) [***] (such compounds and products, “Terminated Denali Products”):
(a)    Licenses. All rights and licenses granted by Denali under Article 6 (License Grants; Exclusivity), except to the extent any Terminated Denali Products are the subject of a Fully Paid-Up License in any country of the Terminated Area pursuant to Section 7.5.3(a) (Duration of Accruals; Paid-Up), and all obligations of Sanofi with respect thereto, shall immediately terminate with respect to the Terminated Denali Products; all rights and licenses granted by Sanofi under Article 6 (License Grants; Exclusivity), and all obligations of Denali with respect thereto, shall immediately terminate with respect to the Terminated Denali Products;
(b)    Patent Rights. [***];
(c)    New Licenses. Sanofi shall, and hereby does effective as of the effective date of termination, grant Denali (A) an exclusive, irrevocable license in the Terminated

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Area, with the right to grant multiple tiers of sublicenses, under Sanofi Know-How and Sanofi’s interest in any Joint Program Know-How, in each case, [***] (“Sanofi Unblocking Know-How”); and (B) an exclusive, irrevocable license in the Terminated Area, with the right to grant multiple tiers of sublicenses, under Sanofi Patents and Sanofi’s interest in any Joint Program Patent claiming or covering any Sanofi Unblocking Know-How [***] (collectively, the “Sanofi Unblocking Patent Rights”), in each case [***]. For clarity, the scope of the Sanofi Unblocking Know-How and Sanofi Unblocking Patent Rights subject to the foregoing license shall be determined based on [***], regardless of whether [***]. Further such license [***], except to the extent provided in Section 13.8.1(c)(ii) and [***]:
(i)    [***].
(ii)    [***].
(iii)    [***].
(iv)    [***], and [***].
(d)    Regulatory Materials and Trademarks. Sanofi shall assign to Denali (or its designee) all Regulatory Approvals, Regulatory Documentation and Product Trademarks Controlled by Sanofi or its Affiliates for the Terminated Denali Products and in the Terminated Area, in each case, unless otherwise required by Applicable Law or requested by Denali, the foregoing assignment (or availability) shall be made within [***] after the effective date of such termination of this Agreement, and if such assignment cannot be made under Applicable Law within such period, as soon as practicable thereafter. [***]. Sanofi shall provide the applicable Regulatory Authority a letter confirming this Right of Reference at any time within [***] after Denali’s request and shall take such other actions and execute such other documents as Denali may reasonably request to further confirm and give effect to this Right of Reference. Notwithstanding the definition of Confidential Information, all such Regulatory Documentation and Regulatory Approvals in the Terminated Area for the Terminated Denali Products and all Joint Program Know-How that is solely specific to the Terminated Denali Products shall be deemed to be the Confidential Information of Denali, and not Sanofi, following Sanofi’s assignment of such Regulatory Documentation and Regulatory Approvals to Denali pursuant to this Section 13.8.1(d).
(e)    Technology Transfer. Sanofi shall provide to Denali the Sanofi Unblocking Know-How (to the extent licensed under Section 13.8.1(c) (New Licenses)), Regulatory Documentation, Clinical Data and other Information pertaining to the Terminated Denali Products in the Terminated Area (to the extent such items exist as of the date of such termination), and Denali shall have the right to use and disclose the same in connection with the Exploitation of the Terminated Denali Products. Sanofi shall have no obligation to translate any such Sanofi Know-How, Regulatory Documentation, Clinical Data or other Information into English or any other language.
(f)    Transition Assistance. The following shall also apply:

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(i)    Development. In the event Sanofi is conducting (or is having conducted on its behalf) any (a) on-going Clinical Studies or non-clinical studies pertaining to any Terminated Denali Product in the Terminated Area, or (b) any manufacturing process development activities (including formulation studies, stability studies, scale up tests, etc.) solely related to any such Terminated Denali Product, in each case following the effective date of such termination, Sanofi agrees, at Denali’s request, (A) [***], to continue to conduct or transition to Denali (or its designee(s)) the conduct of such studies or activities within [***] (“Denali Development Wind-Down Period”) after the effective date of such termination (to the extent permitted by Applicable Law [***]; or (B) to terminate such Clinical Studies, non-clinical studies, manufacturing process development or portions thereof [***]. Notwithstanding the foregoing, Denali shall [***].
(ii)     Commercialization. If this Agreement is terminated after the First Commercial Sale of a Terminated Denali Product in the Terminated Area, Sanofi, its Affiliates and its Sublicensees shall continue to fulfill orders for the Terminated Area through their respective then-existing distribution network of internal and external distributors of such Terminated Denali Product, in accordance with the terms and conditions of this Agreement, in each country for which Regulatory Approval therefor has been obtained, for [***] after the effective date of termination (“Commercialization Wind-down Period”); [***]; provided, further, that Sanofi, its Affiliates and its Sublicensees shall cease any such activities being conducted pursuant to this Section (f)(ii), or any portion thereof, in a given country within the Terminated Area upon [***] notice by Denali requesting that such activities (or portion thereof) be ceased. Notwithstanding any other provision of this Agreement, during the Commercialization Wind-down Period, Sanofi’s and its Affiliates’ and Sublicensees’ rights with respect to applicable Terminated Denali Product(s) in the Terminated Area shall be non-exclusive and, without limiting the foregoing, Denali shall have the right to engage one or more other distributor(s) or licensee(s) of such Terminated Denali Product(s) in any country within the Terminated Area. Any Terminated Denali Product sold or disposed of by Sanofi, its Affiliates or its Sublicensees in any country within the Terminated Area during the Commercialization Wind-down Period shall be subject to applicable payment obligations under Article 7 (Payments). In addition, if at the effective time of such termination, Sanofi or its Affiliates are undertaking Detailing or MSL Activities with respect to a particular Terminated Denali Product in any country within the Terminated Area, then, at Denali’s request, the Parties will negotiate and agree upon a plan for the orderly wind down of such activities for a period not to exceed [***]. Any FTE Costs or Out-of-Pocket Costs incurred by Sanofi or its Affiliates in accordance with such plan for the wind down of Sanofi’s activities shall be (a) reimbursed by Denali if the relevant Terminated Denali Product is not, immediately prior to the effective date of such termination, a Cost Profit Sharing Product; or (b) continue to be allocated towards Allowable Expenses until such wind down is complete, if the relevant Terminated Denali Product is a Cost Profit Sharing Product immediately prior to the effective date of such termination.
(iii) Supply.
(A)    Except to the extent required for Sanofi to fulfill its obligations pursuant to Section 13.8.1(f)(i) (Development) and Section 13.8.1(f)(ii) (Commercialization), (x)  Denali will have the right to purchase from Sanofi any non-expired

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inventory of materials used to Manufacture the Terminated Denali Product(s), and bulk or finished form of the Terminated Denali Product that exists as of the effective date of termination of this Agreement at [***] with respect thereto (to the extent any portion of such Manufacturing Costs were not previously shared by Denali). [***]. Denali will notify Sanofi as soon as practicable and in no event later than [***] after the date of termination whether Denali elects to exercise the rights set forth in this Section 13.8.1 (f)(iii)(A).
(B)    Upon Denali’s request, (a) Sanofi shall either assign to Denali Sanofi’s agreement(s) with its Third Party Provider for the Terminated Denali Products for the Terminated Area and placebo thereof, to the extent such agreements are assignable under the terms thereof or Applicable Law, or alternatively, use reasonable efforts to facilitate Denali’s entering into a direct supply agreement with such Third Party Provider of such Terminated Denali Products and placebo thereof on comparable terms to those between Sanofi and such Third Party Provider (in each case assuming Sanofi is then obtaining supply of Terminated Denali Products or placebo from a Third Party Provider), provided, however, that Sanofi will not be obligated to pay any consideration in order to effectuate any such agreement between Denali and Third Party; and (b) except in the case of termination of this Agreement by Sanofi pursuant to Section 13.6 (Termination for Safety) and in such case, solely with respect to the Terminated Denali Product(s) that caused such termination, [***]. If so requested by either Party, the Parties will negotiate and enter into a supply agreement on reasonable and customary terms under which Sanofi will supply Denali with such Terminated Denali Products for the Terminated Area, but the execution of such agreement shall not limit or be a condition to Sanofi performing its obligations under this Section 13.8.1(f)(iii)(B).
(g)    For clarity, Denali agrees to indemnify the Sanofi Indemnitees and defend and hold each of them harmless, from and against any and all Indemnified Losses in connection with any and all Third Party Claims incurred or rendered against the Sanofi Indemnitees arising from or occurring as a result of the Development, Manufacture, Commercialization or other Exploitation of any Terminated Denali Product in the Terminated Area in accordance with Section 12.2 (Indemnification of Sanofi) after the effective date of termination, and any such termination by Denali shall not limit Denali’s obligation to indemnify Sanofi for any such Third Party Claims made by such Third Party related to the Exploitation of any Terminated Denali Product after the effective date of termination.
(h)    Cooperation. Without limiting the foregoing, each Party shall use Commercially Reasonable Efforts to cooperate with the other Party to effect a smooth and orderly transition in the Terminated Portions in the Terminated Area in a prompt and expeditious manner in accordance with the terms of this Agreement. If Sanofi has entered into contracts that solely pertain to one or more Terminated Denali Product(s) in the Terminated Area with Third Parties (other than contract manufacturers described in Section 13.8.1(f) (Transition Assistance)) whose services are reasonably necessary for Denali to assume responsibility for the Terminated Denali Product(s) in the Terminated Area and corresponding activities, then Sanofi shall, to the extent reasonably possible and requested in writing by Denali, assign all of such Third Party contracts to Denali.

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(i)    Other Matters if Termination is Under Section 13.3 is Limited to a Particular Region. To the extent the applicable termination is by Sanofi pursuant to Section 13.3 (For Convenience) and the Terminated Area is one or more regions, the following shall also apply:
(i)    With respect to the applicable Terminated Portion, each country of the Terminated Area shall cease to be a country within the Territory and the definition of “Territory” in Section 1.147 (“Territory” definition) shall be deemed to be amended accordingly and all references to a Major Market shall be deemed to be references to a “Major Market within the Territory”;
(ii)     Notwithstanding any other provision of this Agreement, including Section 1.39 (“Denali Know-How” definition), Section 3.3.2 (Cooperation), Section 3.4.4 (Regulatory Data) and Section 6.1 (License Grants to Sanofi), except with respect to safety data required be shared in accordance with the Pharmacovigilance Agreement between the Parties, Denali shall not have any obligation to make available to Sanofi any Information with respect to a Terminated Denali Product generated by or on behalf of Denali, its Affiliates or licensees for the countries within the Terminated Area following any such termination and Sanofi shall have no rights to, and the licenses and rights granted by Denali to Sanofi under this Agreement shall not include, any such Information;
(iii)     Upon notice by one Party to the other Party, the Parties shall promptly meet and agree on appropriate downward adjustments (as further described below) to (x) [***]; (y) [***]; and (z) [***]. In each case, such adjustment shall be [***]; provided that [***].
13.8.2    Effects of Termination by Sanofi for Cause on Terminated Denali Products. Upon any Termination by Sanofi pursuant to Section 13.2 (Termination for Material Breach), Section 13.4 (Termination for Insolvency), [***], the following will apply solely with respect to Terminated Denali Products:
(a)    Licenses. All rights and licenses granted by Denali under Article 6 (License Grants; Exclusivity), except to the extent any Terminated Denali Products are subject of a Fully Paid-Up License in any country of the Terminated Area pursuant to Section 7.5.3(a) (Duration of Accruals; Paid-Up), and all obligations of Sanofi with respect thereto, shall immediately terminate with respect to the Terminated Denali Products; all rights and licenses granted by Sanofi under Article 6 (License Grants; Exclusivity), and all obligations of Denali with respect thereto, shall immediately terminate with respect to the Terminated Denali Products.
(b)    Regulatory Materials and Trademarks. Sanofi shall assign to Denali (or its designee) all Regulatory Approvals and the INDs in the Terminated Area for each of the Terminated Denali Product(s) then being Developed or Commercialized, and will transfer to Denali all Regulatory Documentation in the countries within the Terminated Area relating to such Terminated Denali Products (subject to any redactions of such Regulatory Documentation relating to solely to products controlled by Sanofi that are not the Terminated Denali Products). Sanofi shall assign to Denali (or its designee) all Product Trademarks for the Terminated Denali Products

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Controlled by Sanofi or its Affiliates in the countries within the Terminated Area. In each case, unless otherwise required by Applicable Law or requested by Denali, the foregoing assignment shall be made within [***] after the effective date of such a termination of this Agreement, and if such assignment cannot be made under Applicable Law within such period, as soon as practicable thereafter. [***]. Notwithstanding the definition of Confidential Information, each Regulatory Approval or, if no Regulatory Approval exists, the application for Regulatory Approval, Regulatory Documentation or IND for any Terminated Denali Products in the Terminated Area and all Joint Program Know-How that is solely specific to a Terminated Denali Product(s) shall be deemed to be the Confidential Information of Denali and not Sanofi, following Sanofi’s assignment of such Regulatory Documentation and Regulatory Approvals to Denali pursuant to this Section 13.8.2(b).
(c)    Inventory. Sanofi will have [***] after the date of such a termination to sell off any remaining inventories and complete the Manufacture and sale of any work-in-progress, after which Denali will be obligated to purchase from Sanofi any of the remaining non-expired inventory of materials used to Manufacture any Terminated Denali Product(s), and bulk or finished form of any Terminated Denali Product(s), that existed as of the effective date of termination of this Agreement and was intended for use or sale in the Terminated Area at [***] with respect thereto (to the extent any portion of such Manufacturing Costs were not previously shared by Denali). In addition, Denali will be obligated to purchase any work-in-progress intended for use in the Terminated Area at [***], or by mutual agreement with respect to such work-in-progress.
(d)    Transition Assistance. With respect to the post-termination wind down and transfer to Denali of Clinical Studies, Manufacturing or Commercialization activities being conducted by or under the authority of Sanofi in the Terminated Area as of the date of termination, Sanofi will provide (or cause to be provided) reasonable transition assistance to Denali (or its designee(s)), at the applicable FTE Rate for Sanofi’s services in connection with such transition, for a period of no more than [***] after the effective date of such a termination (unless such period is extended by the agreement of the Parties), provided that [***].
(e)    Indemnification. For clarity, Denali agrees to indemnify the Sanofi Indemnitees and defend and hold each of them harmless, from and against any and all Indemnified Losses in connection with any and all Third Party Claims incurred or rendered against the Sanofi Indemnitees arising from or occurring as a result of the Development, Manufacture, Commercialization or other Exploitation of any Terminated Denali Product in the Terminated Area in accordance with Section 12.2 (Indemnification of Sanofi) after the effective date of termination, and any such termination by Denali shall not limit Denali’s obligation to indemnify Sanofi for any such Third Party Claims made by such Third Party related to the Exploitation of any Terminated Denali Product after the effective date of termination.
(f)    Cooperation. Without limiting the foregoing, each Party shall use Commercially Reasonable Efforts to cooperate with the other Party to effect a smooth and orderly transition in the Terminated Portions in the Terminated Area in a prompt and expeditious manner in accordance with the terms of this Agreement. If Sanofi has entered into contracts that solely pertain to one or more Terminated Denali Product(s) with Third Parties whose services are reasonably necessary for Denali to assume responsibility for the Terminated Denali Product(s) in

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the Terminated Area and corresponding activities, then Sanofi shall, to the extent reasonably possible and requested in writing by Denali, assign all of such Third Party contracts to Denali.
13.8.3    Grant of Rights. Without limiting Section 13.8.1 (Effects of Termination by Sanofi for Convenience or Safety or by Denali for Cause on Terminated Denali Products) and Section 13.8.2 (Effects of Termination by Sanofi for Cause on Terminated Denali Products), Denali grants to Sanofi, its Affiliates or its Sublicensees (as the case may be) any licenses or Rights of Reference under any Denali Technology, Denali Trademarks and Denali’s Corporate Name reasonably necessary for Sanofi, its Affiliates or its Sublicensees to fulfill the obligations set forth in Section 13.8.1 (Effects of Termination by Sanofi for Convenience or Safety or by Denali for Cause on Terminated Denali Products) or Section 13.8.2 (Effects of Termination by Sanofi for Cause on Terminated Denali Products) in the Terminated Area.
13.8.4    Effects of Termination on Terminated Sanofi Products. Solely with respect to (x) the Sanofi CNS Compounds, Sanofi CNS Products, Sanofi Peripheral Compounds, and Sanofi Peripheral Products; and (y) any compound that is not a CNS Penetrant Compound and is Covered by a Joint Program Patent claiming the composition of such compound that is not a CNS Penetrant Compound (and products containing the same), in each case, within the Terminated Portion(s) and Terminated Area (such Compounds and Products, “Terminated Sanofi Products”):
(a)    Termination for Convenience, Safety, Denali Material Breach, Denali Insolvency [***]. Upon any termination by Sanofi pursuant to Section 13.3 (For Convenience) or Section 13.6 (Termination for Safety) or termination by Sanofi pursuant to Section 13.2 (Termination for Material Breach), Section 13.4 (Termination for Insolvency) [***], the following will apply:
(i)    Reversion. All of Denali’s rights under this Agreement with respect to Terminated Sanofi Products terminate and revert to Sanofi, except as provided in this Section 13.8.4(a) (Termination for Convenience, Safety, Denali Material Breach, Denali Insolvency [***].
(ii)    New Licenses. [***]:
(A)    [***].
(B)    Sanofi may terminate its license under Denali Unblocking Know-How and Denali Unblocking Patent Rights pursuant to Section 13.8.4(a)(ii) with respect to one or more Terminated Sanofi Products or any country within the Terminated Area by so notifying Denali in writing, in which case the terminated Denali Unblocking Know-How and Denali Unblocking Patent Rights, respectively, shall be excluded from such license and Sanofi shall have no obligation to reimburse any Third Party payments (or abide by other Third Party obligations) under Section 13.8.4(a)(ii)(A) with respect to such Patent or Information to the extent so excluded.
(iii) Regulatory Materials and Trademarks. Denali shall assign to Sanofi (or its designee) all Regulatory Documentation Controlled by Denali or its Affiliates for the Terminated Sanofi Products and in the Terminated Area. Unless otherwise required by

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Applicable Law or requested by Sanofi, the foregoing assignment (or availability) shall be made within [***] after the effective date of such termination of this Agreement, and if such assignment cannot be made under Applicable Law within such period, as soon as practicable thereafter. Pending transfer of such Regulatory Approvals and Regulatory Documentation for the Terminated Sanofi Products in the Terminated Area, Denali hereby grants to Sanofi (or its designee(s)) a Right of Reference to all such Regulatory Approvals and Regulatory Documentation for all uses in connection with Terminated Sanofi Products. Denali shall provide the applicable Regulatory Authority a letter confirming this Right of Reference at any time within [***] after Sanofi’s request and shall take such other actions and execute such other documents as Sanofi may reasonably request to further confirm and give effect to this Right of Reference. Notwithstanding the definition of Confidential Information, all such Regulatory Documentation and Regulatory Approvals in the Terminated Area for the Terminated Sanofi Products and all Joint Program Know-How that is solely specific to the Terminated Sanofi Products shall be deemed to be the Confidential Information of Sanofi and not Denali, following Denali’s assignment of such Regulatory Documentation and Regulatory Approvals to Denali pursuant to this Section 13.8.4(a)(iii).
(iv)     Technology Transfer. Denali shall provide to Sanofi the Denali Unblocking Know-How (to the extent licensed under Section 13.8.4(a)(ii) (New Licenses)), Regulatory Documentation, Clinical Data and other Information pertaining to the Terminated Sanofi Products in the Terminated Area (to the extent such items exist as of the date of such termination), and Sanofi shall have the right to use and disclose the same in connection with the Exploitation of the Terminated Sanofi Products. Denali shall have no obligation to translate any such Denali Know-How, Regulatory Documentation, Clinical Data or other Information into English or any other language.
(v)     Transition Assistance. The following shall also apply:
(A)    Development. In the event Denali is conducting (or is having conducted on its behalf) any on-going Clinical Studies or non-clinical studies pertaining to any Terminated Sanofi Product in the Terminated Area, following the effective date of such termination, Denali agrees, at Sanofi’s request, (A) except to the extent Sanofi terminated this Agreement in accordance with Section 13.6 (Termination for Safety) due to a Terminated Sanofi Product and in such case, solely with respect to the Terminated Sanofi Product(s) that caused such termination, to continue to conduct or transition to Sanofi (or its designee(s)) the conduct of such studies or activities within [***] (“Sanofi Development Wind-Down Period”) after the effective date of such termination (to the extent permitted by Applicable Law and not reasonably be expected to have a material adverse effect on patient safety); or (B) to terminate such Clinical Studies, non-clinical studies, or portions thereof (provided that such termination would not be inconsistent with Denali’s ethical obligations (as reasonably determined by Denali pursuant to its procedures then in effect consistently applied). Notwithstanding the foregoing, Sanofi shall reimburse Denali’s reasonable Out-of-Pocket Costs and FTE Costs incurred in the conduct of its obligations under this Section 13.8.4(a)(v)(A); subject to Denali providing to Sanofi an invoice (and reasonable supporting evidence) for such Out-of-Pocket Costs and FTE Costs; provided that if the applicable termination was by Sanofi pursuant to Section 13.2 (Termination for Material Breach), Section 13.4 (Termination for Insolvency) [***], then Denali would be responsible for its own reasonable Out-

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of-Pocket Costs and FTE Costs incurred during the first [***] of the Sanofi Development Wind-Down Period.
(B)    Commercialization. If at the effective time of such termination, Denali or its Affiliates are undertaking Detailing or MSL Activities with respect to a particular Terminated Sanofi Product that is a CNS Product in any country within the Terminated Area, then, at Sanofi’s request, the Parties will negotiate and agree upon a plan for the orderly wind down of such activities for a period not to exceed [***]. Any FTE Costs or Out-of-Pocket Costs incurred by Denali or its Affiliates pursuant to such plan for the wind down of Denali’s activities shall be reimbursed by Sanofi; subject to Denali providing to Sanofi an invoice (and reasonable supporting evidence) for such Out-of-Pocket Costs and FTE Costs.
(vi)     Financial Obligations. Except in the case of (x) termination by Sanofi of this Agreement in its entirety or with respect to a Program in accordance with Section 13.2 (Termination for Material Breach), or (y) termination of this Agreement in its entirety by Sanofi in accordance with Section 13.4 (Termination for Insolvency) [***], if this Agreement is terminated in its entirety or with respect to a Program in any Terminated Area, then Sanofi’s financial obligations to Denali under Article 7 (Payments) with respect to any Terminated Sanofi Products shall survive termination and remain in effect; provided, however, that (i)  [***]; and (ii) [***]. For clarity, [***], Sanofi shall continue to be obligated under Section 13.8.4(a)(ii)(A) to reimburse Denali for amounts payable to Third Parties under any Third Party agreements with respect to the Patents or Information that are the subject of the licenses granted by Denali to Sanofi under Section 13.8.4(a)(ii) (New Licenses).
(b)    Termination for Sanofi Material Breach, Sanofi Insolvency [***]. Upon any Termination by Denali pursuant to Section 13.2 (Termination for Material Breach), Section 13.4 (Termination for Insolvency) [***], the following will apply:
(i)    All of Denali’s rights under this Agreement with respect to Terminated Sanofi Products terminate and revert to Sanofi, except as provided in this Section 13.8.4(b).
(ii)    Section 13.8.4(a)(iii) (Regulatory Materials and Trademarks) shall apply, mutatis mutandis.
(iii)    Section 13.8.4(a)(vi) (Financial Obligations) shall apply mutatis mutandis;
(iv)    Transition Assistance. With respect to the post-termination wind down and transfer to Sanofi of Clinical Studies or Co-Commercialization Activities being conducted by or under the authority of Denali in the Terminated Area as of the date of termination, Denali will provide (or cause to be provided) reasonable transition assistance to Sanofi (or its designee(s)), at the applicable FTE Rate for Denali’s services in connection with such transition, for a period of no more than [***] after the effective date of such a termination (unless such period is extended by the agreement of the Parties), provided that [***].

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(c)    Grant of Rights. Without limiting Section 13.8.4(a) (Termination for Convenience, Safety, Denali Material Breach, Denali Insolvency [***]) or Section 13.8.4(b) (Termination for Sanofi Material Breach, Sanofi Insolvency [***]), Sanofi grants to Denali and its Affiliates any licenses or Rights of Reference under any Sanofi Technology, Sanofi Trademarks and Sanofi’s Corporate Names reasonably necessary for Denali and its Affiliates to fulfill the obligations set forth in Section 13.8.4(a) (Termination for Convenience, Safety, Denali Material Breach, Denali Insolvency [***]) or Section 13.8.4(b) (Termination for Sanofi Material Breach, Sanofi Insolvency [***]), as applicable.
(d)    Indemnification. For clarity, Sanofi agrees to indemnify the Denali Indemnitees and defend and hold each of them harmless, from and against any and all Indemnified Losses in connection with any and all Third Party Claims incurred or rendered against the Denali Indemnitees arising from or occurring as a result of the Development, Manufacture, Commercialization or other Exploitation of any Terminated Denali Product in the Terminated Area in accordance with Section 12.1 (Indemnification of Denali) after the effective date of termination, and any such termination of this Agreement (in its entirety, or with respect to a Terminated Portion or Terminated Area) shall not limit Sanofi’s obligation to indemnify Denali for any such Third Party Claims made by such Third Party related to the Exploitation of any Terminated Sanofi Product after the effective date of termination.
13.9    Remedies. Except as otherwise expressly provided herein, termination of this Agreement (either in its entirety or with respect to a Program, Product or Terminated Area) in accordance with the provisions hereof shall not limit remedies that may otherwise be available in law or equity.
13.10    Accrued Rights; Surviving Obligations.
13.10.1        Accrued Rights; Survival. Termination or expiration of this Agreement (either in its entirety or with respect to a Program, Product (and all Compounds included therein) or Terminated Area) for any reason shall not relieve a Party from any obligations that accrued prior to such termination or expiration. All rights and obligations of the Parties under this Agreement shall terminate on any expiration or termination of this Agreement in its entirety, except those described in the following provisions of this Agreement: [***] shall survive the termination or expiration of this Agreement [***].
13.10.2        Terminated Portions and Area. If this Agreement is terminated with respect to a Program or Product or Terminated Area but not in its entirety, then following such termination, the provisions of this Agreement specified in Section 13.10.1 (Accrued Rights; Survival) shall remain in effect with respect to such terminated Program or Product or Terminated Area (to the extent such provisions would survive and apply in the event this Agreement expires or is terminated in its entirety), and all provisions not surviving in accordance with the foregoing shall terminate upon termination of this Agreement with respect to such terminated Program or Product or Terminated Area and be of no further force and effect (and, for purposes of clarity, all provisions of this Agreement shall remain in effect with respect to any Program, Compound, Product or region that is not a terminated Program or Product or Terminated Area).

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13.11    Rights in Bankruptcy. All rights and licenses granted under or pursuant to this Agreement are intended to be, and shall otherwise be deemed to be, licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code for purposes of Section 365(n) of the United States Bankruptcy Code (“Bankruptcy Code”) or any analogous provisions in any other country or jurisdiction. The Parties agree that the licensee of such intellectual property under this Agreement shall retain, and may fully exercise, all of its rights and elections under the Bankruptcy Code, or any analogous provisions in any other country or jurisdiction. If a bankruptcy proceeding is commenced by or against either Party under the Bankruptcy Code or any analogous provisions in any other country or jurisdiction, the non-debtor Party shall be entitled to a complete duplicate of (or complete access to, as appropriate) any intellectual property licensed hereunder, and embodiments of such intellectual property, which, if not already in the non-debtor Party’s possession, shall be delivered to the non-debtor Party within [***] of such request; provided that the debtor Party is excused from its obligation to deliver such intellectual property to the extent the debtor Party continues to perform all of its obligations under this Agreement and this Agreement has not been rejected pursuant to the Bankruptcy Code or any analogous provision in any other country or jurisdiction.
ARTICLE 14
HSR COMPLIANCE
14.1    HSR Act Compliance. Notwithstanding anything to the contrary in this Agreement, this Agreement is binding upon the Parties as of the Execution Date to the extent permitted by the HSR Act, but the provisions of Article 2 (Collaboration Management) through Article 8 (Intellectual Property) (other than Section 8.1 (Ownership of Intellectual Property)) and Article 9 (Pharmacovigilance and Safety) shall not take effect until the Effective Date. As used herein, the “HSR Clearance Date” means such time as: (a) the Parties shall have complied with all applicable requirements of the HSR Act; (b) the waiting period under the HSR Act shall have expired or been terminated early; (c) the Parties are under no antitrust-related obligation to refrain from consummating the transaction under a timing agreement entered into with a reviewing governmental authority that prevents closing without certain notice; (d) no judicial or administrative proceeding opposing consummation of all or any part of this Agreement is pending; (e) no injunction (whether temporary, preliminary or permanent) prohibiting consummation of the transactions contemplated by this Agreement or any material portion hereof is in effect; and (f) no requirements or conditions shall have been formally requested or imposed by the DOJ or FTC in connection therewith that are not reasonably and mutually satisfactory to the Parties (collectively, the “HSR Conditions”). In the event that the HSR Conditions are not met within [***], then either Party may terminate this Agreement upon notice, in which case, notwithstanding any provisions that are stated to survive under Section 13.10 (Accrued Rights; Surviving Obligations), all provisions of this Agreement shall terminate and be of no force or effect whatsoever, except only that any liability of either Party for failing to comply with this Section 14.1 shall survive.
14.2    HSR Filing. Both Parties shall promptly file following the Execution Date (and in any event, within [***] after the Execution Date) their respective pre-merger notification and report forms with the United States Federal Trade Commission (“FTC”) and the United States Department

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of Justice (“DOJ”) pursuant to the HSR Act, which forms shall specifically request early termination of the initial HSR Act waiting period.
14.3    Cooperation.
14.3.1    Efforts. The Parties shall use diligent efforts to promptly obtain clearance required under the HSR Act for the consummation of this Agreement and the transactions contemplated hereby and shall keep each other apprised of the status of any communications with, and any inquiries or requests for additional information from, the FTC and the DOJ and shall comply promptly with any such inquiry or request; provided, however, that neither Party shall be required to consent to the Divestiture, sale, license or other disposition or holding separate of any of its or its Affiliates’ assets or to consent to any other structural or conduct remedy, and each Party and its Affiliates shall have no obligation to contest, administratively or in court, any ruling, order or other action of the FTC or DOJ or any Third Party respecting the transactions contemplated by this Agreement.
14.3.2    Solving Issues; Costs. The Parties shall instruct their respective counsel to cooperate with each other and use Commercially Reasonable Efforts [***]. In the context of this Section 14.3.2, diligent efforts and cooperation include counsel’s undertaking: (i) to keep each other appropriately informed of communications received from and submitted to personnel of the reviewing antitrust authority; and (ii) to confer with each other regarding appropriate contacts with and response to personnel of the FTC or DOJ. [***]. Each Party shall be solely responsible for the costs and expenses of its own legal and other advice in relating to the HSR Act filing.
ARTICLE 15
MISCELLANEOUS
15.1    Force Majeure. Neither Party shall be held liable or responsible to the other Party or be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from events beyond the reasonable control of the non-performing Party, including fires, floods, earthquakes, hurricanes, embargoes, shortages, epidemics, quarantines, war, acts of war (whether war be declared or not), terrorist acts, insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances (whether involving the workforce of the non-performing Party or of any other Person) or acts, omissions or delays in acting by any governmental authority (except to the extent such delay results from the breach by the non-performing Party or any of its Affiliates of any term or condition of this Agreement), [***] (such event, a “Force Majeure Event”). The non‑performing Party shall notify the other Party of such force majeure within [***] after such occurrence by giving written notice to the other Party stating the nature of the event, its anticipated duration, and any action being taken to avoid or minimize its effect. The suspension of performance shall be of no greater scope and no longer duration than is necessary and the non-performing Party shall use diligent efforts to remedy its inability to perform.
15.2    Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries that may be imposed on the Parties from time to time. Each Party agrees that it will not export, directly or

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indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity in accordance with Applicable Law.
15.3    Assignment; Effects of Acquisitions.
15.3.1    Limited Ability to Assign Without Consent. Without the prior written consent of the other Party, neither Party shall sell, transfer, assign, delegate (except as expressly permitted under this Agreement), pledge, or otherwise dispose of, whether voluntarily, involuntarily, by operation of law or otherwise, this Agreement or any of its rights or duties hereunder; provided that (a) either Party may make such an assignment without the other Party’s consent to (i) [***]; (ii)  a [***]; or (iii) [***]. [***]. Any attempted assignment or delegation in violation of this Section 15.3 (Assignment; Effects of Acquisition) shall be void and of no effect. All validly assigned and delegated rights and obligations of the Parties hereunder shall be binding upon and inure to the benefit of and be enforceable by and against the successors and permitted assigns of Denali or Sanofi, as the case may be. The permitted assignee or transferee shall assume all obligations of its assignor or transferor under this Agreement. Without limiting the foregoing, the grant of rights set forth in this Agreement shall be binding upon any successor or permitted assignee of a Party, and the obligations of the other Party, including the payment obligations, shall run in favor of any such successor or permitted assignee of such Party’s benefits under this Agreement.
15.3.2    [***]. [***].
15.4    Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of either Party under this Agreement will not be materially and adversely affected thereby, (a) such provision shall be fully severable; (b) this Agreement shall be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof; (c) the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom; and (d) in lieu of such illegal, invalid or unenforceable provision, there shall be added automatically as a part of this Agreement a legal, valid, and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible and reasonably acceptable to the Parties. To the fullest extent permitted by Applicable Law, each Party hereby waives any provision of law that would render any provision hereof illegal, invalid, or unenforceable in any respect.
15.5    Governing Law, Jurisdiction and Service.
15.5.1    Governing Law. This Agreement or the performance, enforcement, breach or termination hereof shall be interpreted, governed by and construed in accordance with the laws of the State of [***], United States, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction; provided that all questions concerning (a) determination of whether information and inventions are conceived, discovered, developed or otherwise made by a Party for

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the purpose of allocating proprietary rights (including Patent, copyright or other intellectual property rights) therein, shall, for purposes of this Agreement, be made in accordance with Applicable Law in the United States; and (b) the construction or effect of Patents shall be determined in accordance with the laws of the country or other jurisdiction in which the particular Patent has been filed or granted, as the case may be. The Parties agree to exclude the application to this Agreement of the United Nations Convention on Contracts for the International Sale of Goods.
15.5.2    Service. Each Party further agrees that service of any process, summons, notice or document sent by notice to its address and in a manner set forth in Section 15.7 (Notices) shall be effective service of process for any action, suit or proceeding brought against it under this Agreement in any such court.
15.6    Dispute Resolution. Except for disputes resolved by the procedures set forth in Section 2.4.5 (Joint Committee Decision Making) or Section 15.10 (Equitable Relief) or for which either Party has final decision-making authority as provided in Section 2.4.5 (Joint Committee Decision Making), if a dispute arises between the Parties in connection with or relating to this Agreement or any document or instrument delivered in connection herewith (“Dispute”), it shall be resolved pursuant to this Section 15.6.
15.6.1    General. If a Dispute arises, before any action or proceeding can be instituted, Notice shall be provided from one Party to the other pursuant to Section 15.7 (Notices), detailing the nature of the dispute, and referencing this Section 15.6.1. Denali’s CEO and Sanofi’s Executive Vice President, Global R&D (“Sanofi Senior Officer”, together with Denali’s CEO, the “Senior Officers”) shall confer in good faith on the resolution of the issue. If such officers are not able to agree on the resolution of any such issue within [***] (or such other period of time as mutually agreed by such officers) after Notice was first provided in writing, then, except as otherwise set forth in Section 15.6.2 (Intellectual Property Disputes) or Section 15.6.6 (Interim Relief), the Parties must engage in mandatory [***] mediation. If the Parties are unable to select a mutually satisfactory mediator, one will be assigned by JAMS. The mediator shall not be from academia. [***].
15.6.2    Intellectual Property Disputes. In the event that a Dispute arises with respect to the validity, scope, enforceability, inventorship or ownership of any Patent, Trademark or other intellectual property rights, and such Dispute cannot be resolved in accordance with Section 15.6.1 (General), unless otherwise agreed by the Parties in writing, such Dispute shall not be submitted to an ADR proceeding in accordance with Section 15.6.3 (ADR), nor for resolution pursuant to Section 15.6.6 (Interim Relief), and instead, either Party may initiate litigation in a court of competent jurisdiction, notwithstanding Section 15.5 (Governing Law, Jurisdiction and Service), in any country or other jurisdiction in which such rights apply.
15.6.3    ADR.
(a)    Except as otherwise expressly provided in Section 15.6.2 (Intellectual Property Disputes) or Section 15.6.6 (Interim Relief), and subject to Section 15.6.1 (General), any dispute, claim or controversy arising out of or relating to this Agreement or the breach, termination, enforcement, interpretation or validity thereof, including the determination of

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the scope or applicability of this agreement to arbitrate, shall be determined by arbitration in accordance with this Section 15.6.3. The arbitration shall be conducted in English and shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures. If the amount in controversy is less than [***], the JAMS Streamlined Arbitration Rules and Procedures shall be followed.
(b)    The arbitration shall be conducted by a panel of three (3) arbitrators (each, an “Arbitrator”, and collectively, the “Arbitrators”). No Arbitrator shall be from academia. If the Parties are unable to agree on the Arbitrators, JAMS shall designate the Arbitrators. The Arbitrators may engage one or more independent experts with experience in the subject matter of the dispute to advise the Arbitrators, but final decision making authority shall remain with the Arbitrators.
(c)    Notwithstanding the JAMS Comprehensive Arbitration Rules and Procedures, and unless otherwise agreed to by both Parties:
(i)    the total duration of the arbitration proceeding shall not last more than [***]from filing the Notice of Claim until the [***] day of the arbitration hearing.
(ii)    Fact discovery shall be limited to [***] custodial document productions per Party and [***] fact depositions per Party. Expert discovery shall be limited to [***] experts per Party and [***] expert depositions per Party. Each Party can submit up to [***] expert reports, no more than [***] pages each.
(iii) Each Party may submit one pre-trial brief of no more than [***] pages, and there will be no other briefing or motion practice. Any arbitration hearing shall not exceed [***]. Each Party can call no more than [***] fact witnesses and [***] expert witnesses. Direct testimony per witness shall not exceed [***], and cross examination of any fact witness shall not exceed [***]. The Arbitrators’ decision must be issued within [***] of the [***] day of the hearing, and the Arbitrators’ decision cannot exceed [***].
(d)    The Parties agree that the decision of the Arbitrators shall be the binding remedy between them regarding the dispute presented to the Arbitrators. Unless otherwise mutually agreed upon by the Parties, the arbitration proceedings shall be conducted in [***]. The Parties agree that they shall share equally the cost of the arbitration filing and hearing fees, the cost of the independent expert retained by the Arbitrators and the cost of the Arbitrators and administrative fees of JAMS. Each Party shall have the right to be represented by counsel in all aspects of any ADR proceeding and each Party shall bear its own costs, attorneys’ and witnesses’ fees and associated costs and expenses.
(e)    Settlement negotiations, including any statements made therein, shall not be admissible under any circumstances. Affidavits prepared for purposes of the ADR hearing also shall not be admissible. As to all other matters, the panel shall have sole discretion regarding the admissibility of any evidence. Except as necessary for enforcement of the final award, or as required by law, the existence of the dispute, any settlement negotiations, the ADR proceeding, any submissions (including exhibits, testimony, proposed rulings, and briefs), and the rulings shall

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be deemed to be Confidential Information of both Parties under Article 10 (Confidentiality and Non-Disclosure). The panel shall have the authority to impose sanctions for unauthorized disclosure of Confidential Information.
15.6.4    Disputes Regarding [***]. In the event of a Dispute as to whether [***], then either Party may, on written notice to the other Party, refer such matter to an independent Third Party laboratory, acceptable to the other Party (such acceptance not to be unreasonably withheld, conditioned or delayed) (“Independent Third Party Lab”). Such Independent Third Party Lab shall perform [***], as applicable, and provide to both Parties a written report summarizing the results of such tests and the Independent Third Party Lab’s conclusion as to [***]. The conclusions of the Independent Third Party Lab shall be final and binding on the Parties and the Parties shall share equally the costs of any Independent Third Party Lab engaged by a Party pursuant to this Section 15.6.4.
15.6.5    Expert Arbitration. Any Dispute expressly stated in this Agreement to be resolved pursuant to this Section 15.6.5 [***] shall take place pursuant to the following procedures.
(a)    The expert arbitration shall be overseen by and conducted as a “baseball” form of binding arbitration by the panel selected in accordance with the procedure set forth in Section 15.6.3(b), and conducted pursuant to JAMS rules as provided in Section 15.6.3 (ADR), except as modified under this Section 15.6.5. The panel may, upon agreement by the Parties, modify the procedures under this Section 15.6.5 and the JAMS rules, as appropriate solely to expedite a “baseball” arbitration. The hearing to resolve each of the issues identified by the parties in the Parties shall be had no later than [***] after selection of the expert panel described in Section 15.6.5(b).
(b)    Promptly following receipt of any notice requiring dispute resolution pursuant to this Section 15.6.5, the panel may engage one or more experts to assist the panel in resolving the issue under the supervision of the panel as provided in Section 15.6.5(a), which experts shall be neutral and independent of both Parties and all of their respective Affiliates, shall have significant experience and expertise in the substantive area in question, and shall have some experience in mediating or arbitrating issues relating to such agreements. Any legal questions referred to the experts or raised by an expert shall be resolved by the panel.
15.6.6    Interim Relief. Notwithstanding anything herein to the contrary, nothing in this Section 15.6 (Dispute Resolution) shall preclude either Party from seeking interim or provisional relief, including a temporary restraining order, preliminary injunction or other interim equitable relief concerning a Dispute, if necessary to protect the interests of such Party. This Section 15.6.6 shall be specifically enforceable.
15.7    Notices.
15.7.1    Notice Requirements. Any notice, request, demand, waiver, consent, approval or other communication permitted or required under this Agreement shall be in writing, shall refer specifically to this Agreement and shall be deemed given only if (a) delivered by hand;

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(b) sent by facsimile or other reliable electronic transmission (with complete transmission confirmed); or (c) sent by internationally recognized overnight delivery service that maintains records of delivery, addressed to the Parties at their respective addresses specified in Section 15.7.2 (Address for Notice) or to such other address as the Party to whom notice is to be given may have provided to the other Party in accordance with this Section 15.7 (Notices). Such notice shall be deemed to have been given as of the date delivered by hand or transmitted by facsimile or other electronic transmission (with complete transmission confirmed) or on the [***] (at the place of delivery) after deposit with an internationally recognized overnight delivery service. Any notice delivered by facsimile or other electronic transmission shall be confirmed by a hard copy delivered as soon as practicable thereafter by the method described in clause (c) above. This Section 15.7 (Notices) is not intended to govern the day-to-day business communications necessary between the Parties in performing their obligations under the terms of this Agreement.
15.7.2    Address for Notice.
If to Sanofi, to:
Genzyme Corporation
50 Binney Street
Cambridge, MA 02142
[***]
with a further copies (which shall not constitute notice) to:
Sanofi
50 Binney Street
Cambridge, MA 02142
[***]
Jones Day
4655 Executive Drive, Suite 1500
San Diego, California 92121
[***]
If to Denali, to:
Denali Therapeutics Inc.
151 Oyster Point Blvd
South San Francisco, CA 94080
[***]
with a copy (which shall not constitute notice) to:
Wilson Sonsini Goodrich and Rosati P.C.
12235 El Camino Real, Suite 200
San Diego, California 92130
[***]

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15.8    Entire Agreement; Amendments. This Agreement, together with the Schedules attached hereto, sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises and representations, whether written or oral, with respect thereto are superseded hereby (including that certain Confidentiality Agreement between the Parties or their respective Affiliates dated [***], as amended, and, for the avoidance of doubt, drafts of the Non-Binding Term Sheet for Discussion Purposes Only exchanged between the Parties prior to the Execution Date). Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Agreement. Except for amendments and modifications to the Development Plans, Commercialization Plans and Co‑Commercialization Plans in accordance with Article 2 (Collaboration Management) and Section 5.3.3 (Amendments and Updates), no amendment, modification, release or discharge shall be binding upon the Parties, unless in writing and duly executed by authorized representatives of both Parties.
15.9    English Language. This Agreement shall be written and executed in, and all other communications under or in connection with this Agreement shall be in, the English language. Any translation into any other language shall not be an official version thereof, and in the event of any conflict in interpretation between the English version and such translation, the English version shall control.
15.10    Equitable Relief. Each Party acknowledges and agrees that the restrictions set forth in [***] are reasonable and necessary to protect the legitimate interests of the other Party and that such other Party would not have entered into this Agreement in the absence of such restrictions, and that any breach or threatened breach of any provision of such Section or Articles may result in irreparable injury to such other Party for which there may be no adequate remedy at law. In the event of a breach or threatened breach of any provision of such Section or Articles, the Non-Breaching Party shall be authorized and entitled to seek from any court of competent jurisdiction injunctive relief, whether preliminary or permanent and specific performance. Nothing in this Section 15.10 is intended, or should be construed, to limit either Party’s right to equitable relief or any other remedy for a breach of any other provision of this Agreement.
15.11    Waiver and Non-Exclusion of Remedies. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective, unless set forth in a written instrument duly executed by or on behalf of the Party waiving such term or condition. The waiver by either Party hereto of any right hereunder or of the failure to perform or of a breach by the other Party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by such other Party whether of a similar nature or otherwise. The rights and remedies provided herein are cumulative and do not exclude any other right or remedy provided by Applicable Law or otherwise available except as expressly set forth herein.
15.12    No Benefit to Third Parties. Except as provided in Article 12 (Indemnity; Limitations of Liability; Insurance) and Section 6.5.1 (Existing Denali In-License Agreements), covenants and agreements set forth in this Agreement are for the sole benefit of the Parties hereto,

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and successors and permitted assigns of the Parties, and shall not be construed as conferring any rights on any other Persons.
15.13    Further Assurance. Each Party shall duly execute and deliver, or cause to be duly executed and delivered, such further instruments and do and cause to be done such further acts and things, including the filing of such assignments, agreements, documents and instruments, as may be necessary or as the other Party may reasonably request in connection with this Agreement or to carry out more effectively the provisions and purposes hereof, or to better assure and confirm unto such other Party its rights and remedies under this Agreement.
15.14    Relationship of the Parties. It is expressly agreed that Denali, on the one hand, and Sanofi, on the other hand, shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency, including for all tax purposes; [***]. Except to the extent expressly stated in this Agreement, neither Denali, on the one hand, nor Sanofi, on the other hand, shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so. All persons employed by a Party shall be employees of such Party and not of the other Party and all costs and obligations incurred by reason of any such employment shall be for the account and expense of such Party.
15.15    Performance by Affiliates, Sublicensees and Third Party Providers. Each Party may use one (1) or more of its Affiliates, Sublicensees or Third Party Providers to exercise such Party’s rights or perform its obligations and duties hereunder. In such event: (a) [***]; (b) [***]; and (c) [***].
15.16    Counterparts; Execution. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument. This Agreement may be executed by facsimile or electronically transmitted signatures and such signatures shall be deemed to bind each Party hereto as if they were original signatures.
15.17    References. Unless otherwise specified, (a) references in this Agreement to any Article, Section or Schedule shall mean references to such Article, Section or Schedule of this Agreement; (b) references in any Section to any clause are references to such clause of such Section; and (c) references to any agreement, instrument or other document in this Agreement refer to such agreement, instrument or other document as originally executed or, if subsequently amended, replaced or supplemented from time to time, as so amended, replaced, or supplemented and in effect at the relevant time of reference thereto.
15.18    Construction. Except where the context otherwise requires, wherever used, the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word “or” is used in the inclusive sense (and/or). Whenever this Agreement refers to a number of days, unless otherwise specified, such number refers to calendar days. The captions of this Agreement are for convenience of reference only and in no way

*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including,” “include” or “includes” as used herein shall mean “including, but not limited to,” and shall not limit the generality of any description preceding such term. The language of this Agreement shall be deemed to be the language mutually chosen by the Parties and no rule of strict construction shall be applied against either Party hereto. Each Party represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption will apply against the Party which drafted such terms and provisions. All amounts (including payment amounts and calculation thereof) are stated in U.S. Dollars unless another currency is specified.
[SIGNATURE PAGE FOLLOWS.]

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THIS COLLABORATION AND LICENSE AGREEMENT IS EXECUTED by the authorized representatives of the Parties as of the Execution Date.

Denali Therapeutics Inc.	Genzyme Corporation
By /s/ Ryan Watts: Name: Ryan Watts Title: CEO	By: /s/ Muzammil Mansuri Name: Muzammil Mansuri Title: Executive Vice President

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Schedule 1.23(a)
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Schedule 1.23(b)

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Schedule 1.36

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Schedule 1.40
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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Schedule 1.61

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Schedule 1.73
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Schedule 1.74
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Schedule 1.75

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Schedule 1.130
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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Schedule 3.3.1

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Schedule 3.3.3

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Schedule 4.1

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Schedule 5.2.4

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Schedule 6.4

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Schedule 6.5.1
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Schedule 7.4.1 (a)

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Schedule 7.4.1(b)

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Schedule 8.2.1(a)

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Schedule 11.2.4

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Schedule 11.2.11

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Schedule 11.4.8
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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.

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Schedule 13.3

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*** Certain information in this agreement has been omitted and filed separately with the Securities and Exchange Commission. [***] indicates that text has been omitted and is the subject of a confidential treatment request.